                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
-------------------------------------------------------------------------------
                (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                   Ronald Robison
               1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------
                      (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/05

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(Line Graph)

                                                                VAN KAMPEN INSURED TAX FREE       LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ---------------------------       ------------------------------
9/95                                                                        9524                              10000
12/95                                                                      10026                              10413
                                                                            9802                              10288
                                                                            9860                              10366
                                                                           10121                              10604
12/96                                                                      10391                              10874
                                                                           10303                              10848
                                                                           10636                              11222
                                                                           10944                              11560
12/97                                                                      11242                              11873
                                                                           11336                              12010
                                                                           11500                              12192
                                                                           11873                              12567
12/98                                                                      11877                              12642
                                                                           11936                              12755
                                                                           11612                              12529
                                                                           11421                              12479
12/99                                                                      11280                              12381
                                                                           11694                              12743
                                                                           11856                              12935
                                                                           12122                              13248
12/00                                                                      12767                              13827
                                                                           12980                              14134
                                                                           13004                              14226
                                                                           13367                              14626
12/01                                                                      13259                              14537
                                                                           13333                              14673
                                                                           13836                              15210
                                                                           14608                              15933
12/02                                                                      14557                              15933
                                                                           14686                              16124
                                                                           15035                              16540
                                                                           15032                              16553
12/03                                                                      15252                              16780
                                                                           15418                              17070
                                                                           15056                              16666
                                                                           15666                              17314
12/04                                                                      15842                              17530
                                                                           15798                              17523
                                                                           16294                              18037
9/05                                                                       16257                              18015

                             A SHARES             B SHARES             C SHARES          I SHARES
                          since 12/14/84        since 5/3/93        since 8/13/93      since 8/12/05
----------------------------------------------------------------------------------------------------
                                    W/MAX                W/MAX                W/MAX
                                    4.75%                4.00%                1.00%
AVERAGE ANNUAL          W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS            CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception           7.69%      7.44%     4.85%      4.85%     4.47%      4.47%       0.20%
10-year                   5.49       4.98      4.93       4.93      4.68       4.68         n/a
5-year                    6.05       5.02      5.24       5.00      5.25       5.25         n/a
1-year                    3.77      -1.15      3.04      -0.92      3.04       2.05         n/a
----------------------------------------------------------------------------------------------------

SEC Yield                     2.98%                2.37%                2.37%              3.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen Insured Tax Free Income Fund is managed by the Adviser's Municipal Fixed Income team.(1) Members of the team include James F. Willison, Managing Director of the Adviser; Joseph R. Arcieri, Executive Director of the Adviser; and Joseph A. Piraro, Vice President of the Adviser.

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis points increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds rates declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.

PERFORMANCE ANALYSIS

The fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, for the 12 months ended September 30, 2005, assuming no deduction of applicable sales charges.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       3.77%     3.04%     3.04%           4.05%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying bonds when they are attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds with greater potential for future total return.

Reflecting our view that rates would move higher and that the yields of short-term bonds would rise faster than those of long-term bonds, we kept the overall duration of the fund shorter than that of its benchmark index. (Duration is a measure of interest rate sensitivity.) Our analysis led us to favor bonds within the 25- to 30-year segment of the market. In keeping with our conservative strategy, we favored bonds with premium (above-market) coupons and more defensive interest rate characteristics. To fund the portfolio's purchases, we sold bonds with maturities of 10 years and less. Pre-refunded issues figured prominently among our sales. We were also able to take advantage of refinancing trends by selling pre-refunded bonds that had appreciated significantly during the time the fund had held them. A modest position in inverse floaters (about 3 percent of the portfolio as of the end of the reporting period) provided an additional boost to performance.

Meanwhile, we largely avoided zero coupon bonds because of their volatility. Increased exposure to zero coupon securities would extend the duration of the portfolio, and our long-term preference was to manage the portfolio's overall interest rate exposure more conservatively. This decision tempered the fund's pace over the period.

We kept the fund well diversified across the major sectors of the municipal market, with an emphasis on essential services. The abundant issuance of insured debt provided us with considerable choice and flexibility in constructing the portfolio during the period. At the end of the period, the largest sectors represented in the portfolio were public education, water & sewer, airports, wholesale electric and public building. In contrast, we avoided housing bonds due to their less attractive structures.

The fund reflected a high degree of geographic diversification as well. That said, as of the end of reporting period, less than five percent of the fund was in Louisiana, Alabama and Mississippi, with all exposures in areas spared by Hurricanes Katrina and Rita. Moreover, we have no significant concerns about the impact of the storms on our Texas-issued debt (13 percent of the portfolio as of September 30, 2005).

In addition to sector and geographic diversification, we invested in bonds insured by a range of companies. This strategy enhanced performance during the period. While all of these insurers were AAA rated, not all were equally well-known in the market. In certain cases, the less well-known companies offered higher yields. As a result, we were able to increase the income of the portfolio within the strict parameters of our quality criteria.

Reflecting its focus on bonds that offer the credit enhancement of insurance, the portfolio was rated AAA at the end of the period.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/2005
California                                                       16.1%
Texas                                                            13.0
Illinois                                                         11.7
Florida                                                           7.2
Washington                                                        7.0
Arizona                                                           3.5
Oklahoma                                                          3.4
Colorado                                                          3.3
Pennsylvania                                                      3.2
Michigan                                                          3.1
Georgia                                                           3.0
Louisiana                                                         2.6
Indiana                                                           2.4
New York                                                          2.1
Nevada                                                            1.6
Alabama                                                           1.4
South Carolina                                                    1.2
South Dakota                                                      1.2
North Carolina                                                    1.2
North Dakota                                                      1.2
New Jersey                                                        1.1
Wisconsin                                                         0.9
Arkansas                                                          0.8
Ohio                                                              0.5
Missouri                                                          0.5
Massachusetts                                                     0.5
Oregon                                                            0.4
Alaska                                                            0.4
District of Columbia                                              0.3
Utah                                                              0.3
Puerto Rico                                                       0.3
New Hampshire                                                     0.2
Iowa                                                              0.2
Mississippi                                                       0.2
West Virginia                                                     0.1
                                                                -----
Total Long-Term Investments                                      96.1%
Short-Term Investments                                            2.4
                                                                -----
Total Investments                                                98.5
Other Assets in Excess of Liabilities                             1.5
                                                                -----
Net Assets                                                      100.0%

CREDIT QUALITY AS OF 9/30/2005
AAA/Aaa                                                          97.3%
A/A                                                               1.4
Not Rated                                                         1.3

Based upon the highest quality ratings as issued by Standard & Poor's or Moody's.

TOP FIVE SECTORS AS OF 9/30/2005
Public Education                                                 15.8%
Water & Sewer                                                    12.6
Airport                                                          10.1
Wholesale Electric                                                9.3
Public Building                                                   7.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Sectors are as a percentage of long-term investments. Summary of investments by state classification are as a percentage of net assets. Credit quality is based on long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/05 - 9/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING         ENDING         EXPENSES PAID
                                              ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                              --------------------------------------------------
                                                 4/1/05           9/30/05        4/1/05-9/30/05
Class A
  Actual....................................    $1,000.00        $1,029.02           $4.53
  Hypothetical..............................     1,000.00         1,020.67            4.51
  (5% annual return before expenses)
Class B
  Actual....................................     1,000.00         1,025.74            8.38
  Hypothetical..............................     1,000.00         1,016.77            8.34
  (5% annual return before expenses)
Class C
  Actual....................................     1,000.00         1,025.76            8.33
  Hypothetical..............................     1,000.00         1,016.87            8.29
  (5% annual return before expenses)
Class I
  Actual....................................     1,000.00         1,001.96            0.82
  Hypothetical..............................     1,000.00         1,021.67            3.29
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.64%, 1.64%, and 0.64% for Class A, B, C, and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through September 30, 2005.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  96.1%
          ALABAMA  1.4%
$1,385    Alabama St Brd Ed Rev Calhoun Cmnty College
          (AMBAC Insd)................................... 5.000%   05/01/21   $    1,476,715
   400    Alabama St Brd Ed Rev Calhoun Cmnty College
          (AMBAC Insd)................................... 5.000    05/01/22          424,864
 2,255    Alabama St Brd Ed Rev George C Wallace Cmnty
          College (AMBAC Insd) (a)....................... 5.250    07/01/23        2,460,002
 2,145    Birmingham, AL Wtrwks & Swr Brd Ser A (FGIC
          Insd) (a)...................................... 5.000    01/01/21        2,270,397
 3,590    Clarke & Mobile Cnty AL Gas Dist Rev (AMBAC
          Insd) (a)...................................... 5.250    01/01/21        3,894,252
 3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
          Insd).......................................... 5.400    06/01/22        3,411,938
 2,500    Huntsville, AL Hlthcare Auth Ser A (MBIA
          Insd).......................................... 5.500    06/01/27        2,736,975
                                                                              --------------
                                                                                  16,675,143
                                                                              --------------
          ALASKA  0.4%
 2,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).......................................... 5.000    12/01/30        2,076,620
 1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).......................................... 5.250    12/01/41        1,060,020
 1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)........ 6.000    09/01/19        1,577,589
                                                                              --------------
                                                                                   4,714,229
                                                                              --------------
          ARIZONA  3.5%
 1,940    Arizona St Univ Ctf Part Resh Infrastructure
          Proj (AMBAC Insd).............................. 5.250    09/01/23        2,101,427
 1,225    Arizona St Univ Ctf Part Resh Infrastructure
          Proj (AMBAC Insd).............................. 5.250    09/01/24        1,324,078
 2,900    Arizona Tourism & Sports Auth Multi Purp Stad
          Fac Ser A (MBIA Insd).......................... 5.375    07/01/22        3,189,739
 5,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl
          Rev El Paso Elec Co Ser A Rfdg (FGIC Insd)..... 4.800    08/01/40        5,022,050
 9,215    Phoenix, AZ Civic Impt Corp Excise Tax Rev Sub
          Civic Plaza Expansion Proj Ser A (FGIC Insd)... 5.000    07/01/25        9,742,651
 8,425    Phoenix, AZ Civic Impt Corp Excise Tax Rev Sub
          Civic Plaza Expansion Proj Ser A (FGIC Insd)... 5.000    07/01/24        8,928,141
   755    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Elec Pwr Co Ser A
          Rfdg (FSA Insd)................................ 7.250    07/15/10          775,476
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................... 6.000    09/01/12        2,003,269
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................... 6.125    09/01/17        1,873,865
 1,000    University AZ Ctf Part Ser A (AMBAC Insd)...... 5.000    06/01/23        1,047,990
 1,000    University AZ Ctf Part Ser B (AMBAC Insd)...... 5.000    06/01/22        1,050,400
 1,060    University AZ Ctf Part Ser B (AMBAC Insd)...... 5.000    06/01/24        1,109,163

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$1,000    University AZ Ctf Part Ser C (AMBAC Insd)...... 5.000%   06/01/21   $    1,054,440
 1,885    University AZ Ctf Part Ser C (AMBAC Insd)...... 5.000    06/01/22        1,980,004
                                                                              --------------
                                                                                  41,202,693
                                                                              --------------
          ARKANSAS  0.8%
 2,500    Arkansas St Dev Fin Auth Rev St Agy Fac
          Donaghey Plaza Proj (FSA Insd)................. 5.000    06/01/29        2,609,750
 6,265    Little Rock, AR Sch Dist Ser B Rfdg (FSA
          Insd).......................................... 5.500    02/01/25        6,730,051
                                                                              --------------
                                                                                   9,339,801
                                                                              --------------
          CALIFORNIA  16.1%
 4,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Pool Ser A (XLCA Insd)......................... 5.250    09/01/35        4,234,840
 3,500    California Ed Fac Auth Rev Occidental College
          Ser A (MBIA Insd).............................. 5.000    10/01/36        3,655,470
10,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd) (b)...................................... 5.500    05/01/16       11,116,800
 5,000    California St Dept Wtr Res Pwr Ser A (XLCA
          Insd).......................................... 5.375    05/01/17        5,465,150
 3,000    California St Pub Wks Brd UCLA Replacement Hosp
          Ser A (FSA Insd)............................... 5.375    10/01/20        3,243,120
 3,000    California St Pub Wks Brd UCLA Replacement Hosp
          Ser A (FSA Insd)............................... 5.000    10/01/22        3,139,680
 5,000    California Stwide Cmnty Depooled Fin Pg Ser
          2004A (FSA Insd)............................... 5.250    10/01/24        5,398,400
 5,500    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Ser C (FSA Insd)........................... 5.000    10/01/25        5,817,185
 3,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
          (FSA Insd)..................................... 5.000    10/01/29        3,131,490
 4,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
          (FSA Insd)..................................... 5.250    10/01/34        4,253,600
 2,980    California Stwide Cmnty Pooled Fin Pg Ser 2004C
          (FSA Insd) (a)................................. 5.000    10/01/29        3,103,849
 7,430    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/25        7,824,682
 7,995    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/26        8,399,947
 8,600    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/27        9,014,348
 3,500    Capistrano, CA Uni Sch Dist (FGIC Insd)........ 5.000    09/01/29        3,657,185
 5,200    Coachella Valley, CA Univ Sch Dist Election Ser
          A (FGIC Insd) (a).............................. 5.000    08/01/30        5,461,456
   425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
          Insd).......................................... 6.700    08/01/21          546,214
10,000    Golden St Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Asset Bkd Ser A (AMBAC
          Insd).......................................... 5.000    06/01/30       10,369,900
10,000    Golden St Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Asset Bkd Ser A (FGIC
          Insd).......................................... 5.000    06/01/38       10,399,900

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$  265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
          (MBIA Insd) (a)................................ 5.750%   08/01/19   $      311,884
   690    Jurupa, CA Univ Sch Dist Election 2001 (FGIC
          Insd).......................................... 5.000    08/01/26          722,506
 1,190    Lancaster, CA Redev Agy Tax Alloc Comb Fire
          Prot Fac Proj Rfdg (XLCA Insd) (a)............. 5.250    12/01/18        1,293,173
 1,375    Lancaster, CA Redev Agy Tax Alloc Proj Areas
          Sheriffs Fac (XLCA Insd) (a)................... 5.250    12/01/19        1,490,940
 3,000    Long Beach, CA Bd Fin Auth Rev Redev Hsg & Gas
          Util Fin Ser A1 (AMBAC Insd)................... 5.000    08/01/40        3,087,690
 1,265    North Monterey Cnty, CA Uni Sch Dist Election
          2002 Ser B (FGIC Insd)......................... 4.750    08/01/29        1,290,338
 2,070    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)
          (a)............................................ 5.250    10/01/23        2,238,788
 5,000    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A (MBIA Insd)......................... 5.500    11/01/29        5,556,350
 2,375    Poway, CA Ctf Part City Office Bldg Proj (AMBAC
          Insd).......................................... 5.000    01/01/23        2,478,241
 2,250    Riverside, CA Ctf Part (AMBAC Insd) (a)........ 5.000    09/01/23        2,355,457
 1,840    Rohnert Park, CA Swr Sys Rev Ctf Part Spl Term
          (AMBAC Insd)................................... 5.000    06/01/30        1,920,923
 3,200    Rohnert Park, CA Swr Sys Rev Ctf Part Spl Term
          (AMBAC Insd) (a)............................... 5.000    06/01/36        3,335,616
 6,235    Sacramento, CA City Fin Auth Rev Rfdg (FGIC
          Insd).......................................... 5.000    12/01/21        6,657,359
 3,770    San Diego Cnty, CA Ctf Part Edgemont Proj &
          Regl Sys Rfdg (AMBAC Insd) (a)................. 5.000    02/01/21        3,990,281
 9,085    San Jose, CA Arpt Rev Ser A Rfdg (FSA Insd).... 5.375    03/01/18        9,985,869
 3,000    San Jose, CA Redev Agy Tax Alloc Ser A (MBIA
          Insd).......................................... 5.000    08/01/25        3,158,220
 3,000    San Marcos, CA Pub Fac Auth Rev Sr Tax
          Increment Proj Area 3-A (AMBAC Insd)........... 5.000    10/01/34        3,115,650
 1,500    San Marcos, CA Pub Fac Auth Tax Alloc Rev Proj
          Areas No. 2 & 3 Fin Proj Ser C (AMBAC Insd).... 5.000    08/01/38        1,571,670
 2,785    Santa Monica, CA Cmnty College Ser A Rfdg
          (AMBAC Insd)................................... 5.000    02/01/27        2,901,385
 1,775    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
          Nevada Ser A (FGIC Insd) (a)................... 5.000    08/01/28        1,859,454
 1,960    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
          Nevada Ser A (FGIC Insd) (a)................... 5.000    08/01/29        2,050,317
 2,000    South Tahoe CA Jt Pwr Fin Redev Proj Area No 1
          Ser A Rfdg (AMBAC Insd)........................ 5.000    10/01/35        2,087,200
 3,560    Southern CA Pub Pwr Auth Rev Proj Ser A Rfdg
          (FSA Insd) (a)................................. 5.000    01/01/19        3,820,022
 6,775    Sweetwater, CA Auth Wtr Rev (AMBAC Insd) (a)... 4.500    04/01/22        6,814,092

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,110    Val Verde, CA Uni Sch Dist Ctf Part Sch Constr
          Proj Ser B Rfdg (FGIC Insd) (a)................ 5.000%   01/01/22   $    2,215,880
 2,440    Val Verde, CA Uni Sch Dist Ctf Part Sch Constr
          Proj Ser B Rfdg (FGIC Insd) (a)................ 5.000    01/01/25        2,547,311
 2,370    Val Verde, CA Uni Sch Dist Ctf Part Sch Constr
          Proj Ser B Rfdg (FGIC Insd).................... 5.000    01/01/30        2,470,559
 1,850    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
          Insd).......................................... 5.900    08/01/25        2,223,089
                                                                              --------------
                                                                                 191,783,480
                                                                              --------------
          COLORADO  3.3%
 3,745    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Aurora Academy Sch Proj Ser A Rfdg (XLCA Insd)
          (a)............................................ 5.250    02/15/34        3,991,458
 2,500    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Bromley Sch Proj Rfdg (XLCA Insd).............. 5.250    09/15/32        2,662,550
   750    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Woodrow Wilson Sch Proj Ser A Rfdg (XLCA
          Insd).......................................... 5.125    12/01/25          794,655
 1,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Woodrow Wilson Sch Proj Ser A Rfdg (XLCA
          Insd).......................................... 5.250    12/01/34        1,065,220
 4,305    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
          Insd).......................................... 5.750    11/15/18        4,821,428
 3,760    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
          Insd).......................................... 5.750    11/15/20        4,208,267
 5,000    Denver, CO City & Cnty Arpt Rev Sys Ser A (XLCA
          Insd).......................................... 5.000    11/15/25        5,236,500
 2,505    Denver, CO City & Cnty Arpt Rev Sys Ser B (XLCA
          Insd).......................................... 5.750    11/15/16        2,816,572
 4,310    Denver, CO City & Cnty Arpt Rev Sys Ser B (XLCA
          Insd).......................................... 5.750    11/15/17        4,842,888
 2,000    Fremont Cnty, CO Ctf Part & Impt Ser A Rfdg
          (MBIA Insd).................................... 5.250    12/15/26        2,145,120
 1,175    Thornton, CO Ctf Part (AMBAC Insd)............. 5.375    12/01/19        1,292,829
 3,080    Thornton, CO Ctf Part (AMBAC Insd) (a)......... 5.375    12/01/21        3,359,572
 1,650    Thornton, CO Ctf Part (AMBAC Insd)............. 5.375    12/01/22        1,799,770
                                                                              --------------
                                                                                  39,036,829
                                                                              --------------
          DISTRICT OF COLUMBIA  0.3%
 1,000    District of Columbia Ctf Part Dist Pub Safety &
          Emergency (AMBAC Insd)......................... 5.500    01/01/19        1,091,630
 2,000    District of Columbia Ctf Part Dist Pub Safety &
          Emergency (AMBAC Insd)......................... 5.500    01/01/20        2,180,340
                                                                              --------------
                                                                                   3,271,970
                                                                              --------------

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA  7.2%
$1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
          Insd).......................................... 5.400%   07/01/12   $    1,106,680
   500    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd)... 5.600    10/01/26          520,285
 1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
          Univ of Miami Ser B (MBIA Insd)................ 5.750    04/01/20        1,032,730
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd).... 5.375    10/01/16          796,110
   140    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................... 5.950    07/01/20          150,247
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
          Insd).......................................... 5.250    01/01/24        1,057,800
 1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC Insd)... 5.125    02/01/31        1,035,770
   575    Florida Muni Ln Council Rev Ser B (MBIA
          Insd).......................................... 5.750    11/01/14          639,233
 1,185    Florida St Brd Ed Cap Outlay Pub Ed Ser C (FGIC
          Insd).......................................... 5.000    06/01/23        1,249,168
 1,250    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).......................................... 6.000    07/01/12        1,400,925
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).......................................... 6.000    07/01/14        1,120,740
 2,750    Florida St Brd Ed Lottery Rev Ser B (FGIC
          Insd).......................................... 5.250    07/01/13        2,916,870
   750    Florida St Brd of Regt Hsg Rev (MBIA Insd)..... 5.750    07/01/14          832,395
 1,365    Florida St Correctional Privatization Commn Ctf
          Part (MBIA Insd)............................... 5.375    08/01/14        1,504,353
 1,750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Environmental Prot Presvtn 2000 Ser A (AMBAC
          Insd).......................................... 5.000    07/01/12        1,821,732
 1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Environmental Prot Presvtn 2000 Ser B (FSA
          Insd).......................................... 5.250    07/01/11        1,591,020
 1,340    Gulf Breeze, FL Rev Loc Govt (FGIC Insd) (c)... 5.150    12/01/20        1,436,065
   500    Gulf Breeze, FL Rev Loc Govt (Variable Rate
          Coupon) (FGIC Insd) (f)........................ 5.650    12/01/20          537,980
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd).......................................... 6.100    10/01/18        1,047,920
 1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd).... 5.375    10/01/30        1,796,935
 1,000    Key West, FL Util Brd Elec Rev Cap Apprec Ser D
          (Escrowed to Maturity) (AMBAC Insd)............   *      10/01/13          705,550
 1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
          Hosp Ser A Rfdg (AMBAC Insd)................... 5.125    08/15/26        1,046,480
 5,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth
          Sys Ser A (MBIA Insd).......................... 5.000    06/01/35        5,209,900
 5,000    Miami-Dade Cnty, FL Spl Oblig Cap Apprec &
          Income Sub Ser A (MBIA Insd) (d)............... 0/5.000  10/01/30        3,437,450
 1,000    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd).......................................... 5.250    08/01/14        1,097,550
 1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
          Universal Blvd Rfdg (AMBAC Insd)............... 5.125    04/01/20        1,070,360
 3,580    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd).......................................... 5.000    08/01/18        3,819,108

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  800    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd).......................................... 5.125%   08/01/26   $      839,408
 2,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A Rfdg (FSA
          Insd).......................................... 5.000    08/01/21        2,128,560
 1,500    Palm Beach Cnty, FL Sch Brd Ctf Ser A Rfdg (FSA
          Insd).......................................... 5.000    08/01/22        1,591,440
 4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
          Insd).......................................... 5.000    08/01/21        4,220,080
 4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
          Insd).......................................... 5.000    08/01/22        4,200,360
   750    Polk Cnty, FL Sch Brd Ctf Part Master Lease Ser
          A (FSA Insd)................................... 5.500    01/01/16          823,440
 1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)..................... 5.000    10/01/18        1,057,140
 1,505    Reedy Creek, FL Impt Dist FL Util Ser 1 (AMBAC
          Insd).......................................... 5.000    10/01/24        1,595,571
   535    Saint Johns Cnty, FL Indl Dev Auth Professional
          Golf Proj Rfdg (MBIA Insd)..................... 5.250    09/01/12          587,740
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd).......................................... 5.000    07/01/21        1,054,790
 3,245    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
          (MBIA Insd)....................................   *      07/01/18        1,860,456
 4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)..... 5.200    10/01/22        4,439,640
10,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Regl Med Ser A Rfdg (MBIA Insd) (b)............ 6.625    12/01/13       10,229,000
 2,610    University Cent FL Ctf Part UCF Convocation
          Corp Ser A (FGIC Insd) (a)..................... 5.000    10/01/26        2,743,162
 2,740    University Cent FL Ctf Part UCF Convocation
          Corp Ser A (FGIC Insd) (a)..................... 5.000    10/01/27        2,875,274
 1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
          Insd).......................................... 5.200    11/01/25        1,075,390
 3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Ser B Rfdg (AMBAC Insd)................. 5.250    10/15/19        4,025,695
 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Ser B Rfdg (AMBAC Insd)................. 5.250    10/15/22        1,068,630
                                                                              --------------
                                                                                  86,397,132
                                                                              --------------
          GEORGIA  3.0%
 6,095    Albany Dougherty, GA Inner City Auth Rev Albany
          St Univ Student Hsg Ser A (XLCA Insd) (a)...... 5.000    07/01/25        6,374,700
14,530    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
          (AMBAC Insd)................................... 6.400    01/01/13       16,786,654
 9,445    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y (MBIA
          Insd).......................................... 6.500    01/01/17       11,296,598
   160    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
          (Prerefunded @ 01/01/11) (AMBAC Insd).......... 6.400    01/01/13          183,275

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$  145    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
          (Prerefunded @ 01/01/14) (MBIA Insd)........... 6.500%   01/01/17   $      173,466
   860    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
          to Maturity) (AMBAC Insd)...................... 6.400    01/01/13          990,574
   410    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
          to Maturity) (MBIA Insd)....................... 6.500    01/01/17          492,410
                                                                              --------------
                                                                                  36,297,677
                                                                              --------------
          ILLINOIS  11.7%
 1,715    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd)..........................................   *      01/01/19          945,977
 2,845    Chicago, IL Brd Ed Cap Apprec Sch Reform B 1
          (FGIC Insd)....................................   *      12/01/19        1,501,847
 1,500    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
          (FGIC Insd)....................................   *      12/01/19          791,835
 1,020    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
          (FGIC Insd)....................................   *      12/01/25          392,618
 2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
          Insd) (d)...................................... 0/5.700  01/01/25        2,117,660
 2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
          Insd) (d)...................................... 0/5.750  01/01/29        2,107,340
 5,925    Chicago, IL Midway Arpt Rev Second Lien Ser B
          Rfdg (AMBAC Insd) (a).......................... 5.000    01/01/21        6,250,045
 6,220    Chicago, IL Midway Arpt Rev Second Lien Ser B
          Rfdg (AMBAC Insd) (a).......................... 5.000    01/01/22        6,532,120
 1,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A Rfdg (MBIA Insd).................... 5.000    01/01/29        1,040,120
 2,840    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser E Rfdg (CIFG Insd) (a)................ 5.250    01/01/21        3,053,142
 2,975    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser E Rfdg (CIFG Insd) (a)................ 5.250    01/01/22        3,187,564
 3,120    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser E Rfdg (CIFG Insd).................... 5.250    01/01/23        3,340,678
 1,430    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser E Rfdg (CIFG Insd).................... 5.250    01/01/24        1,528,055
 5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser E Rfdg (CIFG Insd).................... 5.000    01/01/34        5,165,200
 8,750    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
          239-2 (Inverse Fltg) (Acquired 08/18/03, Cost
          $9,500,313) (AMT) (FSA Insd) (e)............... 8.600    01/01/20       10,617,687
10,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
          239-3 (Inverse Fltg) (Acquired 08/18/03, Cost
          $10,760,100) (AMT) (FSA Insd) (a) (e).......... 8.600    01/01/21       12,134,500
 2,500    Chicago, IL Pk Dist Ser C (FGIC Insd).......... 5.500    01/01/19        2,738,575
10,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)........ 5.375    01/01/34       10,593,900
 4,950    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........ 5.500    01/01/38        5,387,580
   145    Chicago, IL Proj Ser A Rfdg (AMBAC Insd)....... 5.625    01/01/39          160,167

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
          01/01/11) (MBIA Insd).......................... 5.500%   01/01/38   $       55,517
 1,000    Cicero, IL Tax Increment Ser A (XLCA Insd)..... 5.250    01/01/21        1,082,540
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
          Insd) (a)...................................... 8.200    12/01/14        2,002,237
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
          Insd) (a)...................................... 8.100    12/01/16        2,410,414
 2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
          Insd) (a)......................................   *      12/01/17        1,530,203
 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
          Insd) (a)......................................   *      12/01/18        1,668,904
 4,210    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
          Insd) (a)......................................   *      12/01/19        2,228,563
 4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
          Insd)..........................................   *      12/01/20        2,034,639
 3,000    Du Page Cnty, IL Cmnty High Sch (FSA Insd)..... 5.600    01/01/22        3,320,490
 1,000    Du Page Cnty, IL Cmnty High Sch Rfdg (FSA
          Insd).......................................... 5.000    12/01/17        1,075,680
 1,860    Grundy Kendall & Will Cntys (AMBAC Insd)....... 5.500    05/01/20        2,022,620
 1,180    Grundy Kendall & Will Cntys (AMBAC Insd)....... 5.500    05/01/21        1,283,167
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 (FSA Insd)............................. 6.650    02/01/11        2,302,220
 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 (FSA Insd)............................. 6.650    02/01/12        5,255,647
 4,800    Illinois Fin Auth Rev Swedish American Hosp
          (AMBAC Insd)................................... 5.000    11/15/31        4,970,448
 2,000    Illinois Med Dist (MBIA Insd).................. 5.250    06/01/32        2,093,560
 3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
          (FSA Insd)..................................... 5.000    02/01/21        3,639,615
   250    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland (FGIC Insd)........................... 5.000    01/01/20          266,075
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)..........   *      12/01/14          816,912
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)...........   *      12/01/17        3,964,817
 1,000    Madison & St Clair Cnty, IL Sch Dist No 10
          Collinsville Rfdg (FGIC Insd).................. 5.000    02/01/21        1,061,600
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
          158 Cap Apprec (FGIC Insd).....................   *      01/01/17        1,834,290
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
          158 Cap Apprec (FGIC Insd).....................   *      01/01/18        2,321,520
 1,330    McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
          Apprec (FGIC Insd).............................   *      01/01/16          853,807
 6,000    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev McCormick Pl Expn Ser A (MBIA Insd).... 5.250    06/15/42        6,278,400
   675    Peoria, IL Ser B Rfdg (FGIC Insd).............. 5.000    01/01/20          720,313

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
          (MBIA Insd)....................................   *      04/01/20   $      516,340
 2,500    Will Cnty, IL Fst Presv Dist Ser A (MBIA
          Insd).......................................... 5.000%   12/15/23        2,646,400
                                                                              --------------
                                                                                 139,843,548
                                                                              --------------
          INDIANA  2.4%
 1,000    Ball St Univ IN Rev Student Fee Ser L (FSA
          Insd).......................................... 5.500    07/01/20        1,149,560
 2,000    Brownsburg, IN Sch Bldg First Mtg 1999 Ser A
          (FSA Insd)..................................... 5.250    09/15/22        2,178,880
 1,105    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
          Maturity) (AMBAC Insd)......................... 9.750    08/01/09        1,249,877
 6,745    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
          Ser A (AMBAC Insd)............................. 5.000    05/01/35        7,015,677
 2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA Insd)
          (a)............................................ 5.750    08/01/11        2,574,828
 1,550    Marion Cnty, IN Convention & Rec Lease Rent Ser
          A Rfdg (AMBAC Insd)............................ 5.000    06/01/21        1,625,841
 1,700    New Prarie Utd Sch Bldg Corp Ind Rfdg (FSA
          Insd) (a)...................................... 5.000    07/05/18        1,818,456
 4,000    South Harrison, IN 2000 Sch Bldg Corp Ser A
          (FSA Insd)..................................... 5.250    01/15/25        4,302,560
 5,780    Wawasee Cmnty Sch Corp IN New Elem & Remodeling
          Bldg Corp First Mtg Rfdg (FSA Insd) (a)........ 5.000    07/15/24        6,154,024
                                                                              --------------
                                                                                  28,069,703
                                                                              --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................ 5.750    07/01/17        2,513,415
                                                                              --------------

          LOUISIANA  2.6%
 4,065    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd).......................................... 6.375    12/01/12        4,500,565
 5,530    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd).......................................... 6.500    12/01/18        6,727,577
   110    Lafayette, LA Pub Impt Sales Tax Rfdg (MBIA
          Insd).......................................... 5.000    03/01/20          115,691
 8,345    Lafayette, LA Util Rev (MBIA Insd)............. 5.250    11/01/24        8,906,618
 1,055    Louisiana Loc Govt Environment BRCC Fac Corp
          Proj (MBIA Insd)............................... 5.375    12/01/16        1,157,324
 2,035    Louisiana Loc Govt Environment BRCC Fac Corp
          Proj (MBIA Insd) (a)........................... 5.375    12/01/17        2,227,043
 2,150    Louisiana Loc Govt Environment BRCC Fac Corp
          Proj (MBIA Insd) (a)........................... 5.375    12/01/18        2,352,895

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$2,265    Louisiana Loc Govt Environment BRCC Fac Corp
          Proj (MBIA Insd) (a)........................... 5.375%   12/01/19   $    2,478,748
 2,395    Louisiana Loc Govt Environment BRCC Fac Corp
          Proj (MBIA Insd) (a)........................... 5.375    12/01/20        2,598,359
 1,420    New Orleans, LA Home Mtg Auth Single Family Mtg
          Rev 1985 Ser A (MBIA Insd).....................   *      09/15/16          454,443
                                                                              --------------
                                                                                  31,519,263
                                                                              --------------
          MASSACHUSETTS  0.5%
 2,700    Massachusetts Muni Whsl Elec Co Nuclear Mix 1-A
          (MBIA Insd).................................... 5.250    07/01/13        2,954,610
   175    Massachusetts Muni Whsl Elec Co Proj No 6-A
          (MBIA Insd).................................... 5.250    07/01/16          190,223
 2,500    Massachusetts St Dev Fin Agy Rev Boston Univ
          Ser T-1 (AMBAC Insd)........................... 5.000    10/01/39        2,605,525
                                                                              --------------
                                                                                   5,750,358
                                                                              --------------
          MICHIGAN  3.1%
 2,650    Chippewa Valley, MI Sch Bldg & Site (FSA
          Insd).......................................... 5.000    05/01/20        2,834,148
 5,000    Detroit, MI City Sch Dist Sch Bldg & Site Impt
          Ser A Rfdg (FSA Insd).......................... 5.000    05/01/25        5,258,350
 1,400    Huron, MI Sch Dist (FSA Insd).................. 5.250    05/01/21        1,501,990
10,000    Michigan Muni Bd Auth Rev Sch Dist City of
          Detroit (FSA Insd)............................. 5.000    06/01/19       10,633,900
 5,000    Michigan Muni Bd Auth Rev Sch Dist City of
          Detroit (FSA Insd)............................. 5.000    06/01/20        5,296,550
 2,500    Michigan St Strategic Fd Detroit Edison Conv
          Rfdg (Variable Rate Coupon) (AMBAC Insd)....... 4.850    09/01/30        2,631,800
 2,520    Southgate, MI Cmnty Sch Dist Rfdg (FGIC Insd)
          (a)............................................ 5.000    05/01/22        2,676,643
 2,675    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
          (FGIC Insd).................................... 5.375    12/01/17        2,932,709
 2,840    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
          (FGIC Insd).................................... 5.375    12/01/20        3,090,374
                                                                              --------------
                                                                                  36,856,464
                                                                              --------------
          MISSISSIPPI  0.2%
 1,000    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).......................................... 8.500    02/01/13        1,289,320
 1,050    Tupelo, MS Pub Sch Dist Rfdg (FSA Insd)........ 5.000    11/01/15        1,134,420
                                                                              --------------
                                                                                   2,423,740
                                                                              --------------
          MISSOURI  0.5%
 1,170    Mehlville, MO Sch Dist No R-9 Ctf Part Ser A
          (FSA Insd)..................................... 5.500    03/01/16        1,278,225
 1,225    Mehlville, MO Sch Dist No R-9 Ctf Part Ser A
          (FSA Insd)..................................... 5.500    03/01/17        1,335,801

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$1,630    Saint Louis Cnty MO Regl Conv & Sports Complex
          Auth Convtn & Sports Fac Rfdg (AMBAC Insd)..... 5.250%   08/15/17   $    1,766,969
 1,490    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
          (MBIA Insd).................................... 5.375    07/01/17        1,626,216
                                                                              --------------
                                                                                   6,007,211
                                                                              --------------
          NEVADA  1.6%
 5,020    Clark Cnty, NV Arpt Rev Rols RR II 292-3
          (Inverse Fltg) (Acquired 06/30/04, Cost
          $5,493,386) (AMT) (FGIC Insd) (e).............. 8.093    07/01/22        5,871,342
10,000    Director St, NV Dept Business & Ind Las Vegas
          Monorail Proj First Tier (AMBAC Insd).......... 5.625    01/01/32       10,938,200
 2,500    Reno, NV Cap Impt Rev (FGIC Insd).............. 5.125    06/01/26        2,613,625
                                                                              --------------
                                                                                  19,423,167
                                                                              --------------
          NEW HAMPSHIRE  0.2%
 2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
          (Inverse Fltg) (FGIC Insd)..................... 11.096   11/01/17        2,792,100
                                                                              --------------

          NEW JERSEY  1.1%
 5,000    Jersey City, NJ Qual Sch Ser C Rfdg (MBIA
          Insd).......................................... 5.000    09/01/17        5,412,300
 4,000    New Jersey Econ Dev Auth Rev Motor Vehicle Sur
          Rev Ser A (MBIA Insd).......................... 5.000    07/01/23        4,236,600
 2,760    Newark, NJ Hsg Auth Port Auth Newark Marine
          Term (MBIA Insd)............................... 5.500    01/01/28        3,054,520
                                                                              --------------
                                                                                  12,703,420
                                                                              --------------
          NEW YORK  2.1%
 5,470    New York City Hlth & Hosp Hlth Sys Ser A (FSA
          Insd).......................................... 5.000    02/15/21        5,793,824
 5,000    New York City Sub Ser F-1 (AMBAC Insd)......... 5.000    09/01/21        5,344,650
10,000    New York City Sub Ser F-1 (XLCA Insd).......... 5.000    09/01/22       10,580,800
 3,105    New York St Dorm Auth Rev Insd Brooklyn Law Sch
          Ser B (XLCA Insd) (a).......................... 5.375    07/01/21        3,421,772
                                                                              --------------
                                                                                  25,141,046
                                                                              --------------
          NORTH CAROLINA  1.2%
10,000    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).......................................... 5.250    01/01/18       10,831,900
 2,735    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).......................................... 5.250    01/01/19        2,958,942
                                                                              --------------
                                                                                  13,790,842
                                                                              --------------

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          NORTH DAKOTA  1.2%
$5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
          Station Rfdg (AMBAC Insd)...................... 7.200%   06/30/13   $    5,951,750
 2,400    North Dakota St Brd Higher Ed Rev Hsg & Aux Fac
          Univ ND (FGIC Insd)............................ 5.000    04/01/32        2,491,728
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square Butte
          Elec Coop Ser A Rfdg (AMBAC Insd).............. 5.300    01/01/27        5,312,950
                                                                              --------------
                                                                                  13,756,428
                                                                              --------------
          OHIO  0.5%
 1,000    Chillicothe, OH City Sch Dist Sch Impt (FGIC
          Insd).......................................... 5.250    12/01/26        1,084,320
 5,000    Columbus, OH City Sch Dist Sch Fac Constr &
          Impt (FSA Insd)................................ 5.250    12/01/27        5,409,700
                                                                              --------------
                                                                                   6,494,020
                                                                              --------------
          OKLAHOMA  3.4%
 1,525    Claremore, OK Pub Wk Auth Elec Sys Rev (FSA
          Insd).......................................... 5.000    06/01/23        1,609,638
 2,340    Claremore, OK Pub Wk Auth Util Sys Rev Rfdg
          (FSA Insd) (a)................................. 5.000    07/01/25        2,470,829
 2,990    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)... 5.250    07/01/19        3,281,196
 1,480    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)... 5.250    07/01/33        1,600,206
 8,320    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
          A (FSA Insd)...................................   *      02/01/30        2,191,738
 5,660    Mustang, OK Impt Auth Util Rev (FSA Insd)...... 5.800    10/01/30        6,247,112
 2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser A
          (FSA Insd)..................................... 5.000    07/01/17        2,141,059
 2,400    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
          (FGIC Insd).................................... 5.250    10/01/29        2,596,968
 2,000    Oklahoma Colleges Brd Regt Stad Univ Cent OK
          Ser B (AMBAC Insd)............................. 5.500    06/01/24        2,213,980
 4,650    Sallisaw, OK Muni Auth Util Sys Rev (XLCA
          Insd).......................................... 5.000    01/01/25        4,887,941
 2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd)....... 5.500    07/01/22        2,221,500
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa Ser A
          (MBIA Insd).................................... 5.375    10/01/31        8,865,954
                                                                              --------------
                                                                                  40,328,121
                                                                              --------------
          OREGON  0.4%
 4,835    Oregon St Dept Admin Ser B Rfdg (MBIA Insd).... 5.250    05/01/17        5,250,230
                                                                              --------------

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          PENNSYLVANIA  3.2%
$5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
          Sys Ser A (MBIA Insd).......................... 6.500%   11/15/30   $    5,711,800
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (Escrowed to Maturity)
          (AMBAC Insd)................................... 5.625    08/15/26        5,047,673
 4,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (Variable Rate Coupon) (FSA Insd).............. 5.000    12/01/33        4,314,360
 3,000    Lycoming Cnty, PA Auth College Rev PA College
          of Technology (AMBAC Insd)..................... 5.350    07/01/26        3,210,510
 1,375    Pennsylvania St Higher Ed Fac Auth Rev St Sys
          Higher Ed Ser P (AMBAC Insd)................... 5.000    12/15/16        1,434,111
 2,990    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
          4th Ser (FSA Insd)............................. 5.250    08/01/18        3,233,894
 4,555    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
          4th Ser (FSA Insd)............................. 5.250    08/01/21        4,894,894
 1,485    Philadelphia, PA Gas Wks Rev Eighteenth Ser
          (AGL Insd)..................................... 5.250    08/01/20        1,601,870
 3,665    Philadelphia, PA Gas Wks Rev Fifth Ser A-1 (AGL
          Insd) (a)...................................... 5.250    09/01/17        3,984,222
 5,000    State Pub Sch Bldg Auth PA Sch Lease
          Philadelphia Sch Dist Proj (FSA Insd).......... 5.250    06/01/26        5,352,750
                                                                              --------------
                                                                                  38,786,084
                                                                              --------------
          SOUTH CAROLINA  1.2%
 2,200    Columbia, SC Ctf Part Tourism Dev Fee Pledge
          (AMBAC Insd)................................... 5.250    06/01/19        2,368,674
 5,170    Easley, SC Util Rev Impt & Rfdg (FSA Insd)..... 5.000    12/01/34        5,424,002
 6,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
          & Gas Co Proj Ser A (AMBAC Insd)............... 5.200    11/01/27        6,971,965
                                                                              --------------
                                                                                  14,764,641
                                                                              --------------
          SOUTH DAKOTA  1.2%
 1,065    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd)
          (a)............................................ 5.000    12/01/14        1,156,164
   745    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd)...... 5.000    12/01/15          807,245
 1,455    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd).......................................... 5.500    06/01/12        1,603,861
 5,205    South Dakota St Lease Rev Tr Ctf Ser A (FSA
          Insd).......................................... 6.625    09/01/12        6,038,893
 4,000    South Dakota St Lease Rev Tr Ctf Ser A (FSA
          Insd).......................................... 6.700    09/01/17        4,970,560
                                                                              --------------
                                                                                  14,576,723
                                                                              --------------
          TEXAS  13.0%
 1,165    Alamo, TX Cmnty College Dist Combined Fee Rfdg
          (FSA Insd)..................................... 5.000    11/01/22        1,226,640
 5,000    Brazos Riv Auth TX Rev Houston Ind Inc Proj Ser
          C (Variable Rate Coupon) (AMBAC Insd).......... 5.125    05/01/19        5,292,400

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$2,000    Colorado Riv, TX Muni Wtr Dist Sys Rfdg (AMBAC
          Insd).......................................... 5.375%   01/01/19   $    2,178,080
 3,055    Dallas Fort Worth, TX Intl Arpt Rols RR II
          291-1 (Inverse Fltg) (Acquired 07/19/04, Cost
          $3,448,667) (AMT) (FSA Insd) (a) (e)........... 8.093    11/01/19        3,608,658
 2,000    Dallas Fort Worth, TX Intl Arpt Rols RR II
          291-2 (Inverse Fltg) (Acquired 07/19/04, Cost
          $2,164,480) (AMT) (FSA Insd) (a) (e)........... 7.839    11/01/21        2,290,280
 4,500    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
          Insd).......................................... 5.125    08/15/17        4,687,425
 4,605    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)... 5.500    07/01/17        5,048,462
 2,000    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)... 5.500    07/01/18        2,192,600
 5,000    Houston, TX Hotel Occupancy Convention & Entmt
          Ser A Rfdg (AMBAC Insd)........................ 5.375    09/01/14        5,451,950
 2,000    Houston, TX Pub Impt Ser A Rfdg (MBIA Insd).... 5.375    03/01/18        2,208,420
 6,905    Houston, TX Util Sys Rev First Lien Rfdg (FSA
          Insd).......................................... 5.000    11/15/25        7,254,600
 7,500    Houston, TX Util Sys Rev First Lien Rfdg (FSA
          Insd).......................................... 5.000    11/15/27        7,854,750
22,500    Houston, TX Util Sys Rev First Lien Ser A Rfdg
          (FGIC Insd).................................... 5.250    05/15/23       24,168,150
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec Ser A
          Rfdg (Escrowed to Maturity) (FSA Insd).........   *      12/01/20        6,275,764
 7,930    Lancaster, TX Indpt Sch Dist Rfdg (FSA Insd)... 5.750    02/15/30        8,858,127
 1,790    Laredo, TX Cmnty College Dist Combined Fee Rev
          Bldg Rfdg (AMBAC Insd)......................... 5.300    08/01/26        1,907,585
 4,335    North Harris Cnty, TX Regl Wtr Sr Lien (FGIC
          Insd) (a)...................................... 5.250    12/15/19        4,720,208
 4,665    North Harris Cnty, TX Regl Wtr Sr Lien (MBIA
          Insd) (a)...................................... 5.000    12/15/29        4,858,598
 3,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
          Christi Proj Rfdg (FSA Insd)................... 5.000    07/15/25        3,147,840
 2,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
          Christi Proj Rfdg (FSA Insd)................... 5.000    03/15/27        2,092,080
 2,220    Raven Hills, TX Higher Ed Corp Cardinal Vlg Llc
          Lamar Univ A (MBIA Insd)....................... 5.500    08/01/28        2,443,709
 2,000    San Antonio, TX Hotel Occupancy Rev Sub Lien
          Ser A Rfdg (AMBAC Insd)........................ 5.000    08/15/29        2,065,040
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
          Ser B (Escrowed to Maturity) (FGIC Insd)....... 5.000    09/01/15        1,898,348
 1,060    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
          Insd).......................................... 5.250    03/01/18        1,147,842
 2,000    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
          Insd).......................................... 5.250    03/01/20        2,163,060
10,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
          (AMBAC Insd)................................... 5.500    08/15/39       10,951,200

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$26,905   Texas St Tpk Auth Dallas Northtwy Rev George
          Bush Tpk (FGIC Insd)........................... 5.250%   01/01/23   $   27,562,289
 1,800    Tyler, TX Indpt Sch Dist (FSA Insd) (a)........ 5.000    02/15/27        1,880,028
                                                                              --------------
                                                                                 155,434,133
                                                                              --------------
          UTAH  0.3%
 2,140    Murray City, UT Swr & Wtr Rev (AMBAC Insd)..... 5.250    10/01/23        2,336,966
   595    Provo, UT Elec Rev 1984 Ser A Rfdg (Escrowed to
          Maturity) (AMBAC Insd)......................... 10.375   09/15/15          802,720
                                                                              --------------
                                                                                   3,139,686
                                                                              --------------
          WASHINGTON  7.0%
 4,115    Chelan Cnty, WA Sch Dist No 246 (FSA Insd)..... 5.000    12/01/21        4,359,020
 2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr Rev
          (FSA Insd)..................................... 5.125    01/01/20        3,172,480
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd)............... 5.500    07/01/17       12,443,609
 4,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd)................................ 5.500    07/01/17        4,937,940
14,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd)................................ 5.500    07/01/18       15,911,140
 5,000    Energy Northwest WA Elec Rev Proj No 3 Ser B
          Rfdg (FSA Insd)................................ 6.000    07/01/16        5,705,300
 1,365    Energy Northwest WA Wind Proj (AMBAC Insd)..... 5.000    07/01/23        1,419,177
 1,215    Fife, WA Wtr & Swr Rev (MBIA Insd) (a)......... 5.000    04/01/24        1,274,596
 1,975    Fife, WA Wtr & Swr Rev (MBIA Insd)............. 5.125    04/01/24        1,991,985
 1,160    Fife, WA Wtr & Swr Rev (MBIA Insd) (a)......... 5.000    04/01/29        1,208,511
 2,500    Goat Hill Ppty WA Lease Rev Govt Office Bldg
          Proj (MBIA Insd)............................... 5.000    12/01/33        2,591,975
 2,335    Grant Cnty, WA Pub Util Dist No 2 Rev Second
          Ser C Rfdg (AMBAC Insd) (a).................... 6.000    01/01/17        2,439,164
 1,025    Grant Cnty, WA Pub Util Dist No 2 Rev Second
          Ser C Rfdg (AMBAC Insd) (a).................... 6.000    01/01/17        1,070,725
 2,000    Port Seattle, WA Rev Inter Lien Ser A Rfdg
          (MBIA Insd).................................... 5.000    03/01/28        2,097,160
 3,500    Port Seattle, WA Rev Inter Lien Ser A Rfdg
          (MBIA Insd).................................... 5.000    03/01/35        3,650,780
 2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg (FSA
          Insd).......................................... 5.500    03/01/18        2,176,800
 2,565    Snohomish Cnty, WA Pub Util 1 (FSA Insd)....... 5.500    12/01/23        2,832,889
   145    Snohomish Cnty, WA Pub Util 1 (FSA Insd)....... 5.000    12/01/24          151,061
 2,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.750    12/01/25        2,259,600
 2,420    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.750    12/01/26        2,734,116
 3,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.250    09/01/33        3,153,450
 1,465    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
          Insd).......................................... 5.375    12/01/18        1,600,439

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$2,075    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
          Insd) (a)...................................... 5.375%   12/01/19   $    2,266,834
 1,600    Washington St Ser R 99A Rfdg (FGIC Insd)....... 5.000    01/01/17        1,671,344
                                                                              --------------
                                                                                  83,120,095
                                                                              --------------
          WEST VIRGINIA  0.1%
 1,530    West Virginia Econ Dev Auth Lease Rev
          Correctional Juvenile & Pub-A (MBIA Insd)...... 5.500    06/01/19        1,699,034
                                                                              --------------

          WISCONSIN  0.9%
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........ 5.400    12/01/16        1,455,098
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........ 5.500    12/01/18        1,621,110
 1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)
          (a)............................................ 5.250    09/01/16        1,527,165
 3,920    University WI Hosp & Clinics Auth Rev (FSA
          Insd).......................................... 6.200    04/01/29        4,414,469
   750    Wilmot, WI Un High Sch Dist Ser B Rfdg (FSA
          Insd).......................................... 5.000    03/01/23          798,000
 1,215    Wilmot, WI Un High Sch Dist Ser B Rfdg (FSA
          Insd).......................................... 5.000    03/01/24        1,290,500
                                                                              --------------
                                                                                  11,106,342
                                                                              --------------
          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Ed Med & Environmental
          Ctl Fac Hosp Aux (MBIA Insd)................... 6.250    07/01/16        3,067,950
                                                                              --------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $1,088,985,863)....................................................    1,147,076,718
SHORT-TERM INVESTMENTS  2.4%
  (Cost $28,985,000).......................................................       28,985,000
                                                                              --------------

TOTAL INVESTMENTS  98.5%
  (Cost $1,117,970,863)....................................................    1,176,061,718
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%................................       17,982,775
                                                                              --------------

NET ASSETS  100.0%.........................................................   $1,194,044,493
                                                                              ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the bond issuance.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Security converts to a fixed coupon rate at a predetermined date.

See Notes to Financial Statements                                             29

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.9% of net assets.

(f) Variable rate coupon. Rate shown is that in effect on September 30, 2005.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

            FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2005:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 2-Year Futures December 2005 (Current
    Notional Value of $205,891 per contract)................      316       $  179,954
  U.S. Treasury Notes 5-Year Futures December 2005 (Current
    Notional Value of $106,859 per contract)................    2,676        1,836,343
                                                                -----       ----------
                                                                2,992       $2,016,297
                                                                =====       ==========

 30                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $1,117,970,863).....................  $1,176,061,718
Receivables:
  Interest..................................................      14,405,862
  Investments Sold..........................................      10,124,610
  Fund Shares Sold..........................................       1,083,507
  Variation Margin on Futures...............................         738,125
Other.......................................................         297,607
                                                              --------------
    Total Assets............................................   1,202,711,429
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................       4,702,129
  Fund Shares Repurchased...................................       1,441,775
  Income Distributions......................................         855,092
  Distributor and Affiliates................................         583,258
  Investment Advisory Fee...................................         500,039
Trustees' Deferred Compensation and Retirement Plans........         343,690
Accrued Expenses............................................         240,953
                                                              --------------
    Total Liabilities.......................................       8,666,936
                                                              --------------
NET ASSETS..................................................  $1,194,044,493
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,114,183,412
Net Unrealized Appreciation.................................      60,107,152
Accumulated Net Realized Gain...............................      19,031,861
Accumulated Undistributed Net Investment Income.............         722,068
                                                              --------------
NET ASSETS..................................................  $1,194,044,493
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,114,198,081 and 59,035,303 shares of
    beneficial interest issued and outstanding).............  $        18.87
    Maximum sales charge (4.75% * of offering price)........             .94
                                                              --------------
    Maximum offering price to public........................  $        19.81
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $56,209,027 and 2,981,681 shares of
    beneficial interest issued and outstanding).............  $        18.85
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,745,946 and 1,154,496 shares of
    beneficial interest issued and outstanding).............  $        18.84
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,891,439 and 100,215 shares of
    beneficial interest issued and outstanding).............  $        18.87
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             31

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $ 56,648,464
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,111,604
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,728,271, $611,049 and $202,841,
  respectively).............................................     3,542,161
Shareholder Services........................................       752,882
Legal.......................................................       158,038
Custody.....................................................       109,307
Trustees' Fees and Related Expenses.........................        27,761
Other.......................................................       550,703
                                                              ------------
    Total Expenses..........................................    11,252,456
    Less Credits Earned on Cash Balances....................        39,384
                                                              ------------
    Net Expenses............................................    11,213,072
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 45,435,392
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 16,520,352
  Futures...................................................     1,622,942
                                                              ------------
Net Realized Gain...........................................    18,143,294
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    78,986,208
                                                              ------------
  End of the Period:
    Investments.............................................    58,090,855
    Futures.................................................     2,016,297
                                                              ------------
                                                                60,107,152
                                                              ------------
Net Unrealized Depreciation During the Period...............   (18,879,056)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $   (735,762)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 44,699,630
                                                              ============

 32                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   45,435,392        $   49,280,969
Net Realized Gain..................................        18,143,294             7,034,093
Net Unrealized Depreciation During the Period......       (18,879,056)           (6,185,703)
                                                       --------------        --------------
Change in Net Assets from Operations...............        44,699,630            50,129,359
                                                       --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...................................       (43,893,696)          (45,586,240)
  Class B Shares...................................        (1,921,231)           (2,382,337)
  Class C Shares...................................          (636,583)             (699,272)
  Class I Shares...................................            (9,817)                  -0-
                                                       --------------        --------------
                                                          (46,461,327)          (48,667,849)
                                                       --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares...................................       (10,259,399)          (13,949,578)
  Class B Shares...................................          (577,204)             (936,852)
  Class C Shares...................................          (180,088)             (284,764)
  Class I Shares...................................               -0-                   -0-
                                                       --------------        --------------
                                                          (11,016,691)          (15,171,194)
                                                       --------------        --------------
Total Distributions................................       (57,478,018)          (63,839,043)
                                                       --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (12,778,388)          (13,709,684)
                                                       --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................        76,930,648            72,538,790
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        44,697,062            49,356,828
Cost of Shares Repurchased.........................      (138,280,579)         (201,234,835)
                                                       --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       (16,652,869)          (79,339,217)
                                                       --------------        --------------
TOTAL DECREASE IN NET ASSETS.......................       (29,431,257)          (93,048,901)
NET ASSETS:
Beginning of the Period............................     1,223,475,750         1,316,524,651
                                                       --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of $722,068
  and $1,847,688, respectively.....................    $1,194,044,493        $1,223,475,750
                                                       ==============        ==============

See Notes to Financial Statements                                             33

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                               ----------------------------------------------------
                                               2005       2004       2003     2002 (A)     2001
                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $  19.07   $  19.27   $  19.65   $  19.22   $  18.27
                                             --------   --------   --------   --------   --------
  Net Investment Income....................       .72        .76        .77        .81        .86
  Net Realized and Unrealized Gain/Loss....      (.01)       .02       (.23)       .87        .98
                                             --------   --------   --------   --------   --------
Total from Investment Operations...........       .71        .78        .54       1.68       1.84
                                             --------   --------   --------   --------   --------
Less:
  Distributions from Net Investment
    Income.................................       .74        .75        .74        .81        .89
  Distributions from Net Realized Gain.....       .17        .23        .18        .44        -0-
                                             --------   --------   --------   --------   --------
Total Distributions........................       .91        .98        .92       1.25        .89
                                             --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD.........  $  18.87   $  19.07   $  19.27   $  19.65   $  19.22
                                             ========   ========   ========   ========   ========

Total Return (b)...........................     3.77%      4.22%      2.90%      9.28%     10.28%
Net Assets at End of the Period (In
  millions)................................  $1,114.2   $1,137.2   $1,209.9   $1,244.3   $1,129.6
Ratio of Expenses to Average Net Assets....      .88%       .87%       .86%       .87%       .90%
Ratio of Net Investment Income to Average
  Net Assets...............................     3.81%      3.99%      4.02%      4.30%      4.55%
Portfolio Turnover.........................       66%        40%        61%        54%        80%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                    --------------------------------------------
                                                   2005     2004     2003    2002 (A)    2001
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $19.05   $19.24   $19.63    $19.20    $18.26
                                                  ------   ------   ------    ------    ------
  Net Investment Income.........................     .59      .62      .63       .66       .70
  Net Realized and Unrealized Gain/Loss.........    (.02)     .02     (.24)      .88       .99
                                                  ------   ------   ------    ------    ------
Total from Investment Operations................     .57      .64      .39      1.54      1.69
                                                  ------   ------   ------    ------    ------
Less:
  Distributions from Net Investment Income......     .60      .60      .60       .67       .75
  Distributions from Net Realized Gain..........     .17      .23      .18       .44       -0-
                                                  ------   ------   ------    ------    ------
Total Distributions.............................     .77      .83      .78      1.11       .75
                                                  ------   ------   ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..............  $18.85   $19.05   $19.24    $19.63    $19.20
                                                  ======   ======   ======    ======    ======

Total Return (b)................................   3.04%    3.43%    2.08%     8.47%     9.42%
Net Assets at End of the Period (In millions)...  $ 56.2   $ 66.4   $ 82.6    $ 87.2    $ 49.2
Ratio of Expenses to Average Net Assets.........   1.64%    1.63%    1.62%     1.63%     1.69%
Ratio of Net Investment Income to Average Net
  Assets........................................   3.05%    3.23%    3.26%     3.53%     3.76%
Portfolio Turnover..............................     66%      40%      61%       54%       80%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                    --------------------------------------------
                                                   2005     2004     2003    2002 (A)    2001
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $19.04   $19.23   $19.62    $19.19    $18.25
                                                  ------   ------   ------    ------    ------
  Net Investment Income.........................     .58      .62      .63       .67       .69
  Net Realized and Unrealized Gain/Loss.........    (.01)     .02     (.24)      .87      1.00
                                                  ------   ------   ------    ------    ------
Total from Investment Operations................     .57      .64      .39      1.54      1.69
                                                  ------   ------   ------    ------    ------
Less:
  Distributions from Net Investment Income......     .60      .60      .60       .67       .75
  Distributions from Net Realized Gain..........     .17      .23      .18       .44       -0-
                                                  ------   ------   ------    ------    ------
Total Distributions.............................     .77      .83      .78      1.11       .75
                                                  ------   ------   ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..............  $18.84   $19.04   $19.23    $19.62    $19.19
                                                  ======   ======   ======    ======    ======

Total Return (b)................................   3.04%    3.43%    2.08%     8.48%     9.42%
Net Assets at End of the Period (In millions)...  $ 21.7   $ 19.9   $ 24.1    $ 22.1    $ 11.2
Ratio of Expenses to Average Net Assets.........   1.64%    1.63%    1.62%     1.63%     1.65%
Ratio of Net Investment Income to Average Net
  Assets........................................   3.05%    3.23%    3.25%     3.53%     3.80%
Portfolio Turnover..............................     66%      40%      61%       54%       80%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             AUGUST 12, 2005
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                              SEPTEMBER 30,
                                                                   2005
CLASS I SHARES                                               ----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $18.93
                                                                  ------
  Net Investment Income.....................................         .10
  Net Realized and Unrealized Loss..........................        (.06)
                                                                  ------
Total from Investment Operations............................         .04
Less Distributions from Net Investment Income...............         .10
                                                                  ------
NET ASSET VALUE, END OF THE PERIOD..........................      $18.87
                                                                  ======

Total Return (a)............................................        .20%*
Net Assets at End of the Period (In millions)...............      $  1.9
Ratio of Expenses to Average Net Assets.....................        .64%
Ratio of Net Investment Income to Average Net Assets........       4.06%
Portfolio Turnover..........................................         66%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively. The distribution of the Fund's Class I shares commenced on August 12, 2005.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation were as follows:

  Cost of investments for tax purposes......................  $1,116,883,541
                                                              ==============
  Gross tax unrealized appreciation.........................  $   61,288,180
  Gross tax unrealized depreciation.........................      (2,110,003)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   59,178,177
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 was as follows:

                                                                 2005           2004
Distributions paid from:
  Ordinary Income...........................................  $ 1,834,335    $ 1,429,233
  Long-term capital gain....................................    9,269,523     14,007,249
                                                              -----------    -----------
                                                              $11,103,858    $15,436,482
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to book to tax accretion differences totaling $105,272 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference relating to the Fund's investments in other regulated investment companies totaling $5,587 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 5,035,342
Undistributed long-term capital gain........................   15,304,816

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2005.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $39,384 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    .525%
Next $500 million...........................................    .500%
Next $500 million...........................................    .475%
Over $1.5 billion...........................................    .450%

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $62,400 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $143,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $579,200, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $246,728 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $1,034,385,631, $55,512,598,
$22,388,176 and $1,897,007 for Classes A, B, C and I, respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    3,391,018    $  64,402,543
  Class B...................................................      254,051        4,816,384
  Class C...................................................      298,578        5,659,465
  Class I...................................................      108,413        2,052,256
                                                              -----------    -------------
Total Sales.................................................    4,052,060    $  76,930,648
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,239,715    $  42,453,709
  Class B...................................................       87,830        1,662,581
  Class C...................................................       30,180          570,946
  Class I...................................................          519            9,826
                                                              -----------    -------------
Total Dividend Reinvestment.................................    2,358,244    $  44,697,062
                                                              ===========    =============
Repurchases:
  Class A...................................................   (6,212,732)   $(117,927,260)
  Class B...................................................     (844,830)     (16,033,908)
  Class C...................................................     (219,186)      (4,154,336)
  Class I...................................................       (8,717)        (165,075)
                                                              -----------    -------------
Total Repurchases...........................................   (7,285,465)   $(138,280,579)
                                                              ===========    =============

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $1,045,456,639, $65,067,541 and
$20,312,101 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    3,340,579    $  63,441,645
  Class B...................................................      247,730        4,719,271
  Class C...................................................      229,874        4,377,874
                                                              -----------    -------------
Total Sales.................................................    3,818,183    $  72,538,790
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,446,565    $  46,521,567
  Class B...................................................      113,357        2,154,207
  Class C...................................................       35,848          681,054
                                                              -----------    -------------
Total Dividend Reinvestment.................................    2,595,770    $  49,356,828
                                                              ===========    =============
Repurchases:
  Class A...................................................   (8,970,968)   $(170,303,857)
  Class B...................................................   (1,167,114)     (22,050,635)
  Class C...................................................     (473,277)      (8,880,343)
                                                              -----------    -------------
Total Repurchases...........................................  (10,611,359)   $(201,234,835)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 260,919 and 106,142 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 32,422 and 0 Class C Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

Shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the year ended September 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $206,300 and CDSC on redeemed shares of approximately $120,100. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEES

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $776,593,577 and $809,276,957, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended September 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2004...........................    1,435
Futures Opened..............................................   10,822
Futures Closed..............................................   (9,265)
                                                               ------
Outstanding at September 30, 2005...........................    2,992
                                                               ======

B. INVERSE FLOATING RATE SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,399,800 and $61,600 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Included in the fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $693,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $88,200.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INSURED TAX FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Insured Tax Free Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 11, 2005

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $9,269,523 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1984  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1984  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  32, 332, 532
                                                                TFIN ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02737P-Y09/05

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                               VAN KAMPEN STRATEGIC MUNICIPAL     LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                               ------------------------------     ------------------------------
9/95                                                                        9523                              10000
12/95                                                                       9943                              10413
                                                                            9749                              10288
                                                                            9838                              10366
                                                                           10031                              10604
12/96                                                                      10262                              10874
                                                                           10310                              10848
                                                                           10591                              11222
                                                                           10938                              11560
12/97                                                                      11191                              11873
                                                                           11354                              12010
                                                                           11513                              12192
                                                                           11862                              12567
12/98                                                                      11860                              12642
                                                                           11925                              12755
                                                                           11754                              12529
                                                                           11565                              12479
12/99                                                                      11374                              12381
                                                                           11500                              12743
                                                                           11524                              12935
                                                                           11711                              13248
12/00                                                                      11761                              13827
                                                                           12018                              14134
                                                                           12107                              14226
                                                                           12351                              14626
12/01                                                                      12279                              14537
                                                                           12370                              14673
                                                                           12704                              15210
                                                                           13003                              15933
12/02                                                                      13031                              15933
                                                                           13089                              16124
                                                                           13471                              16540
                                                                           13550                              16553
12/03                                                                      13767                              16780
                                                                           14040                              17070
                                                                           13835                              16666
                                                                           14345                              17314
12/04                                                                      14717                              17530
                                                                           14916                              17523
                                                                           15438                              18037
9/05                                                                       15457                              18015

                               A SHARES                B SHARES                C SHARES
                               6/28/85                 4/30/93                 8/13/93
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                            W/O        4.75%        W/O        4.00%        W/O        1.00%
AVERAGE ANNUAL             SALES       SALES       SALES       SALES       SALES       SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            6.60%       6.34%       4.88%       4.88%       4.46%       4.46%

10-year                    4.96        4.45        4.39        4.39        4.24        4.24

5-year                     5.71        4.69        4.94        4.69        5.07        5.07

1-year                     7.75        2.62        7.04        3.04        6.98        5.98
---------------------------------------------------------------------------------------------

30 day SEC Yield                4.49%                   3.95%                   3.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen Strategic Municipal Income Fund is managed by the Adviser's Municipal Fixed Income team.(1) Members of the team include Wayne D. Godlin, Managing Director of the Adviser and James D. Phillips, Executive Director of the Adviser.

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively stable. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis point increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds rates declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.
 2

PERFORMANCE ANALYSIS

The fund returned 7.75 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

---------------------------------------------------------
                                    LEHMAN BROTHERS
                                       MUNICIPAL
      CLASS A   CLASS B   CLASS C     BOND INDEX

       7.75%     7.04%     6.98%         4.05%
---------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The fund's outperformance during the period was attributable to a variety of factors. Relative to the benchmark, the fund held greater exposure to higher yielding bonds. As a result, the fund was better positioned to benefit from the dramatic tightening of credit spreads. (Credit spreads measure the added compensation investors require to assume risk. When credit spreads tighten, bonds with lower credit ratings generally outperform higher quality bonds.) As investors sought income, they increasingly favored the high yield sector. Improving economic and corporate fundamentals and declining defaults further bolstered the appeal of high yield issues.

While this tightening occurred across many sectors of the market, it was particularly notable in the health care and special tax district sectors, two areas which we emphasized during the period. Health care bonds were recognized by the market for their improving fundamentals and potential to benefit from demographic trends, while tax district bonds were supported by housing starts and low mortgage rates. The fund's special facility airport bonds boosted the fund's income. Generally, these bonds are secured by lease payments from airlines, while airport authorities have ownership rights to these facilities.

Inverse floaters further enhanced performance. (The yields of inverse floaters move in opposition with interest rates.) We had initiated positions in these securities when the yield curve was steeper, thereby locking in higher interest rates. The fund's inverse floaters appreciated briskly when long-term bonds rallied.

During the period, we increased exposure to tobacco bonds, specifically master settlement agreement securities. Through our analysis, we determined that certain of these bonds might offer compelling risk and reward characteristics. In particular, we were encouraged by the improving litigation environment for tobacco companies. As investors rekindled their interest in the sector, the fund was well served by its exposure to select master settlement agreement bonds.

Although the fund outperformed the benchmark by a significant margin, not all areas performed equally well. The fund's multi-family and nursing home bond generated more muted gains relative to the leading sectors. Moreover, a handful of individual bonds declined due to company-specific factors.

At the end of the period, the fund's largest sector positions were health care, life care, special tax districts, air carriers and public facilities. To pursue income with enhanced stability, the fund blended high yield and high grade securities. High grade bonds represented approximately 14 percent of the portfolio as of September 30, 2005.

As we begin the fund's next fiscal year, we remain optimistic. Ongoing economic growth, stronger corporate balance sheets and declining levels of defaults are among the factors that underpin our sentiment. That said, this optimism is grounded in appropriate caution and informed by our exacting research of individual securities.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

RATING ALLOCATIONS AS OF 9/30/05
AAA/Aaa                                                          10.3%
AA/Aa                                                             4.1
A/A                                                               8.1
BBB/Baa                                                          16.1
BB/Ba                                                             2.8
B/B                                                               4.2
CCC/Caa                                                           1.3
Non-Rated                                                        53.1

TOP FIVE SECTORS AS OF 9/30/05
Hospital                                                         19.1%
Life Care                                                        14.3
Special Tax District                                             10.2
Air Carriers                                                      5.9
Public Buildings                                                  5.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/05
New York                                                         11.1%
California                                                        9.4
Texas                                                             8.5
Florida                                                           7.8
Illinois                                                          5.8
Pennsylvania                                                      5.4
New Jersey                                                        4.9
Massachusetts                                                     3.6
Missouri                                                          3.5
Ohio                                                              3.3
Arizona                                                           3.0
Michigan                                                          2.9
Colorado                                                          2.9
Virginia                                                          2.8
Minnesota                                                         2.7
Oklahoma                                                          2.5
Puerto Rico                                                       1.8
Maryland                                                          1.6
South Carolina                                                    1.4
                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/05
                                       (continued from previous page)
Georgia                                                           1.4
Iowa                                                              1.1
Wisconsin                                                         1.0
Tennessee                                                         1.0
North Carolina                                                    1.0
Washington                                                        1.0
Oregon                                                            0.8
Louisiana                                                         0.8
New Hampshire                                                     0.8
Alabama                                                           0.8
Indiana                                                           0.7
Nevada                                                            0.5
South Dakota                                                      0.5
New Mexico                                                        0.5
Kansas                                                            0.5
Connecticut                                                       0.5
Hawaii                                                            0.4
Rhode Island                                                      0.4
Alaska                                                            0.3
Maine                                                             0.3
Vermont                                                           0.2
U. S. Virgin Islands                                              0.2
Utah                                                              0.2
North Dakota                                                      0.2
Wyoming                                                           0.1
District of Columbia                                              0.1
Idaho                                                             0.1
Delaware                                                          0.1
                                                                -----
Total Investments                                               100.4%
Liabilities in Excess of Other Assets                            -0.4
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations & sectors are as a percentage of long-term investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/05 - 09/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/05           9/30/05       4/1/05-9/30/05
Class A
  Actual......................................    $1,000.00        $1,036.25          $4.44
  Hypothetical................................     1,000.00         1,020.67           4.41
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,033.30           8.31
  Hypothetical................................     1,000.00         1,016.87           8.24
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,033.01           8.31
  Hypothetical................................     1,000.00         1,016.87           8.24
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.63%, and 1.63% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.5%
          ALABAMA 0.8%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)......................       5.750%  08/15/18   $    1,106,490
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)......................       5.375   08/15/23        2,151,760
 2,000    Alabama Wtr Pollutn Ctl Auth
          (AMBAC Insd)...............................       5.750   08/15/18        2,202,700
 1,000    Butler, AL Indl Dev Brd Solid GA Pacific
          Corp Proj Rfdg (AMT).......................       5.750   09/01/28        1,015,770
 1,500    Colbert Cnty Northwest Auth Hlthcare Fac...       5.750   06/01/27        1,543,680
 2,500    Huntsville/Carlton Cove, AL Carlton Cove
          Inc Proj Ser A.............................       7.000   11/15/17        1,386,650
     3    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svc Co Proj Rfdg.........       6.950   01/01/20              294
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................       5.600   11/01/16        1,435,009
 1,750    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................       5.650   11/01/22        1,787,537
                                                                               --------------
                                                                                   12,629,890
                                                                               --------------
          ALASKA  0.3%
 1,405    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport (AMT) (Acquired 05/17/01, Cost
          $1,405,000) (a)............................       7.800   05/01/14        1,313,675
 4,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj..............................       6.875   12/01/25        3,649,040
                                                                               --------------
                                                                                    4,962,715
                                                                               --------------
          ARIZONA  3.0%
 2,000    Arizona Hlth Fac Auth Hosp John C Lincoln
          Hlth Network...............................       6.375   12/01/37        2,194,960
 1,000    Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A......................................       7.500   11/15/23        1,126,450
 1,250    Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A......................................       7.750   11/15/33        1,414,062
 5,880    Cochise Cnty, AZ Indl Dev Sierra Vista
          Cmnty Hosp Ser A Rfdg......................       6.750   12/01/26        6,055,753
   995    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northn AZ Proj.......................       7.500   03/01/35        1,084,510
   500    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northn AZ Proj.......................       6.300   09/01/38          501,725
 7,000    Glendale, AZ Indl Dev Auth Rfdg............       5.000   12/01/35        7,046,690
 4,000    Maricopa Cnty, AZ Hlth Fac Rev Catholic
          Hlthcare West Ser A........................       5.500   07/01/26        4,228,640
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Natl Hlth Fac II Proj
          Ser B (Acquired 01/15/98, Cost $4,000,000)
          (a)........................................       6.625   07/01/33        2,857,040

See Notes to Financial Statements                                             13

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$2,460    Maricopa Cnty, AZ Indl Dev Christian Care
          Mesa Inc Proj Ser A........................       7.750%  04/01/15   $    2,566,715
 2,000    Maricopa Cnty, AZ Indl Dev Christian Care
          Mesa Inc Proj Ser A........................       7.875   04/01/27        2,084,160
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg............................       6.375   08/15/29        1,540,545
 2,500    Phoenix, AZ Indl Dev Auth Mtg Christian
          Care Apt Proj Ser A Rfdg...................       6.500   01/01/26        2,581,200
 4,225    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Premier & Air Co...........................       7.000   09/01/35        4,232,140
 1,865    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Milestones Charter Sch Proj................       6.750   11/01/33        1,890,271
 2,750    Pima Cnty, AZ Indl Dev Auth Ed Rev Horizon
          Cmnty Learning Ctr Rfdg....................       5.250   06/01/35        2,777,445
   800    Pima Cnty, AZ Indl Dev Auth Fac Skyline
          Tech High Sch Proj.........................       7.500   02/01/34          808,176
 1,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
          at Park Ctr Ser A..........................       7.000   05/15/27        1,039,750
   815    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
          Assmt Rev..................................       6.500   12/01/12          836,703
 2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A (AMT)...................       6.500   07/01/31        1,987,911
                                                                               --------------
                                                                                   48,854,846
                                                                               --------------
          CALIFORNIA  9.4%
 1,000    ABAG Fin Auth Nonprofit Corp CA American
          Baptist Homes Ser A Rfdg...................       5.850   10/01/27        1,006,470
 1,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.600   09/01/25        1,042,840
 2,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.650   09/01/30        2,065,640
 2,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.700   09/01/35        2,070,820
 1,000    Beaumont, CA Fin Auth Loc Agy Ser D........       5.800   09/01/35        1,041,420
 1,000    Blythe, CA Redev Agy Proj..................       5.750   05/01/34        1,018,750
 1,000    Brentwood, CA Infrastructure Auth Rev......       5.875   09/02/34        1,030,850
15,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Ctr Rfdg.........................       5.000   11/15/34       15,296,700
 3,000    California Pollutn Ctl Fin Auth Solid Waste
          Disp Rev Solid Waste Mgmt Inc Proj Ser A 2
          (AMT)......................................       5.400   04/01/25        3,117,000
10,000    California St Rfdg.........................       5.000   08/01/26       10,478,400
 1,000    California Statewide Cmnty Dev Auth Elder
          Care Alliance Ser A........................       8.250   11/15/32        1,036,760
   950    California Statewide Cmnty Dev Auth Multi-
          Family Rev Hsg Heritage Pointe Sr Apt Ser
          QQ (AMT) (Acquired 02/19/02, Cost $947,625)
          (a)........................................       7.500   10/01/26          980,381
 1,675    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A............       5.250   07/01/35        1,717,026

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,250    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A............       5.000%  07/01/39   $    1,253,162
 1,000    California Statewide Cmnty Dev Auth San
          Francisco Art Institute (Acquired 07/05/02,
          Cost $1,000,000) (a).......................       7.375   04/01/32        1,009,720
 1,000    Chino, CA Cmnty Fac Dist No 03 Impt Area
          1..........................................       5.700   09/01/29        1,038,530
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....           *   09/01/17        2,385,750
 1,500    Corona-Norco, CA Univ Sch Dist Pub Fin Auth
          Spl Tax Rev Ser A..........................       5.800   09/01/35        1,546,980
 2,300    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd).........................           *   01/15/18        1,257,778
30,000    Golden St Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Asset Bkd Ser A....       5.000   06/01/45       30,492,600
   800    Golden St Tob Securitization Corp CA Tob
          Settlement Ser 2003 A-1....................       6.750   06/01/39          922,040
 1,750    Huntington Beach, CA Cmnty No 2003 1
          Huntington Ctr.............................       5.800   09/01/23        1,817,585
   885    Indio, CA Pub Fin Auth Rev Tax Increment
          (Prerefunded @ 08/15/06)...................       6.500   08/15/27          920,294
 2,000    Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B............................       6.375   08/15/33        2,071,020
   500    Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B............................       6.500   08/15/34          522,385
 1,000    Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac
          Dist No 4 Ser A............................       5.700   09/01/34        1,031,340
 1,825    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F......................................       7.100   09/01/20        1,958,499
 1,000    Lee Lake Wtr Dist CA Cmnty Fac Dist No 1
          Spl Tax Sycamore Creek.....................       6.000   09/01/33        1,057,760
 1,000    Lincoln, CA Spl Tax Cmnty Fac Dist No 2003
          Ser 1......................................       6.000   09/01/34        1,045,950
 1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Fac Sublease LA Intl Ser A-1 Rfdg......       7.125   12/01/24        1,733,532
17,440    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Ser C (AMT)............................       7.500   12/01/24       17,318,269
 5,000    Metropolitan Wtr Dist Southn CA Wtrwks Rev
          Ser A (FSA Insd)...........................       5.000   07/01/35        5,249,650
 1,425    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A (AMT)...............       7.375   09/01/27        1,458,901
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A................................       5.900   09/01/27        1,060,020
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A................................       6.000   09/01/34        1,056,830
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area B................................       6.000   09/01/27        1,067,130

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,000    Orange Cnty, CA Cmnty Fac Tax No 04-1
          Ladera Ranch Ser A.........................       5.150%  08/15/29   $    2,009,000
 1,000    Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A.................................       5.350   09/01/30        1,014,410
 1,100    Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A.................................       5.400   09/01/35        1,118,557
 1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A......................................       6.375   09/01/32        1,084,260
 2,000    Riverside, CA Univ Sch Dist Tax Cmnty Fac
          Dist 15 Impt Area 1........................       5.550   09/01/30        2,060,160
 2,165    Roseville, CA Spl Tax Cmnty Fac Dist No 1
          Westpark...................................       5.150   09/01/30        2,173,422
 7,100    San Jose, CA Redev Agy Tax Alloc Drivers
          Ser 1085 (Inverse Fltg) (Acquired 09/12/05,
          Cost $7,967,620) (MBIA Insd) (a) (b).......       6.937   08/01/13        7,749,295
 2,000    San Marcos, CA Pub Fac Auth Spl Tax Rev Ser
          A..........................................       5.650   09/01/36        2,052,240
 1,000    Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt 1 A...................................       5.900   09/01/24        1,055,210
 1,500    Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt 1 A...................................       6.000   09/01/34        1,567,605
 1,965    Vallejo, CA Ctf Partn Touro Univ...........       7.250   06/01/16        2,108,170
   965    Vallejo, CA Pub Fin Auth Loc Hiddenbrooke
          Impt Dist Ser A............................       5.800   09/01/31          987,079
 1,000    Woodland, CA Spl Tax Cmnty Fac Dist 1
          Spring Lake................................       6.250   09/01/34        1,006,620
 1,800    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/31        1,903,608
 3,000    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/39        3,159,570
                                                                               --------------
                                                                                  152,227,988
                                                                               --------------
          COLORADO  2.9%
 1,060    Beacon Pt Met Dist Co Ser A................       6.125   12/01/25        1,071,480
 1,005    Beacon Pt Met Dist Co Ser A................       6.250   12/01/35        1,013,924
 1,000    Bromley Pk Met Dist CO No 2 Ser B..........       8.050   12/01/32        1,082,780
 1,000    Castle Oaks Met Dist CO Ltd Tax............       6.000   12/01/25          993,540
 1,500    Castle Oaks Met Dist CO Ltd Tax............       6.125   12/01/35        1,489,635
   975    Colorado Ed & Cultural Fac Charter Sch
          Frontier Academy...........................       7.250   06/01/20        1,010,958
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A.................................       6.375   08/15/24        1,752,660
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser B (Variable Rate Coupon)..........       7.250   08/15/27        1,981,500
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................       7.050   01/01/19        1,094,969
 3,000    Colorado Hlth Fac Auth Rev Covenant
          Retirement Cmnty Inc.......................       5.000   12/01/35        2,922,300

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$3,000    Denver, CO City & Cnty Arpt Rev Sys Ser A
          (XLCA Insd)................................       5.000%  11/15/25   $    3,141,900
 3,425    Denver, CO Hlth & Hosp Auth Ser A Rfdg.....       6.250   12/01/33        3,790,961
 2,500    Elk Vly, CO Pub Impt Fee Ser A.............       7.300   09/01/22        2,685,775
 1,150    High Plains Met Dist Co Ser A..............       6.125   12/01/25        1,160,269
 1,750    High Plains Met Dist Co Ser A..............       6.250   12/01/35        1,765,540
 5,000    Jefferson Cnty, CO Sch Dist No R-001
          Drivers Ser 674 (Inverse Fltg) (Acquired
          12/22/04, Cost $5,675,285) (FSA Insd) (a)
          (b)........................................       6.927   12/15/12        5,588,300
   615    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A (b).............................       6.750   10/01/14          510,721
 1,920    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A (AMT)...........................       7.000   10/01/18        1,562,803
 4,825    Lake Creek Affordable Hsg Corp Hsg Proj Ser
          A Rfdg.....................................       6.250   12/01/23        4,689,417
   500    Neu Towne, CO Met Dist.....................       7.250   12/01/34          528,895
 1,000    Serenity Ridge, CO Met Dist No 2...........       7.500   12/01/34        1,076,360
 1,725    Skyland Met Dist CO Gunnison Cnty Rfdg.....       6.750   12/01/22        1,782,822
 1,000    Southlands Met Dist No 1 CO................       7.000   12/01/24        1,096,600
 1,000    Wheatlands Met Dist No 2 CO Ltd Tax........       6.000   12/01/25          999,320
 1,500    Wheatlands Met Dist No 2 CO Ltd Tax........       6.125   12/01/35        1,498,815
                                                                               --------------
                                                                                   46,292,244
                                                                               --------------
          CONNECTICUT  0.5%
 1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl
          LLC Proj (AMT).............................       8.000   04/01/30        1,631,610
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (Acquired 09/27/01, Cost $1,955,120)
          (a)........................................       6.250   01/01/31        2,151,540
 3,500    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (Acquired 11/03/04 to 11/04/04, Cost
          $3,418,565) (a)............................       5.250   01/01/33        3,511,340
                                                                               --------------
                                                                                    7,294,490
                                                                               --------------
          DELAWARE  0.1%
 1,080    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj (AMT)...........       6.250   06/01/28          973,242
                                                                               --------------

          DISTRICT OF COLUMBIA  0.1%
 1,000    District of Columbia Rev Methodist Home
          Issue......................................       6.000   01/01/29        1,012,900
    85    District of Columbia Ser A-1 (Escrowed to
          Maturity) (MBIA Insd)......................       6.500   06/01/10           96,748
                                                                               --------------
                                                                                    1,109,648
                                                                               --------------
          FLORIDA  7.6%
 1,000    Anthem Pk Cmnty Dev Dist FL Cap Impt Rev...       5.800   05/01/36        1,015,340
 1,000    Bellalago Ed Fac Benefits Ser A............       6.000   05/01/33        1,044,580
 1,000    Bellalago Ed Fac Benefits Ser B............       5.800   05/01/34        1,030,670

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$4,315    Bloomingdale, FL Cmnty Dev Dist Spl Assmt
          Rev........................................       5.875%  05/01/36   $    4,490,750
 1,000    Bluewaters Cmnty Dev Dist of FL............       6.000   05/01/35        1,047,820
 2,500    Bonnet Creek Resort Cmnty Dev..............       7.500   05/01/34        2,695,000
   795    Caribe Palm Cmnty Dev Dist FL Spl Assmt Ser
          A..........................................       5.850   05/01/35          821,251
 1,000    City Ctr Cmnty Dev Dist FL Spl Assmt Rev
          Ser A......................................       6.125   05/01/36        1,004,570
 2,935    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr....................................      10.250   07/01/11        2,962,002
 1,245    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr Ser A..............................      10.250   07/01/11        1,256,454
 1,340    Fishhawk Cmnty Dev Dist of FL Spl Assmt Rev
          (Prerefunded @ 05/01/06)...................       7.625   05/01/18        1,399,509
 3,660    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apt Ser C (AMT)............................       6.610   07/01/38        3,685,400
 7,120    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G (AMT)............................       6.600   07/01/38        6,808,856
 4,830    Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B (AMT)................................       6.610   07/01/38        4,197,705
 3,505    Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev
          Ser A......................................       6.125   05/01/35        3,648,845
 1,500    Harbour Isles Cmnty Dev Dist of FL.........       6.125   05/01/35        1,579,890
   300    Heritage Harbor Cmnty Dev Dist FL Rev
          Rec........................................       7.750   05/01/23          280,782
   850    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A................................       6.700   05/01/19          871,649
 1,435    Highlands Cnty, FL Hlth Fac Hosp Adventist
          Hlth Sys...................................       5.250   11/15/28        1,474,018
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A (AMT)..................       7.375   07/01/40        1,534,875
 2,500    Hillsborough Cnty, FL Indl Dev Auth Hosp
          Rev Tampa Gen Hosp Proj Ser B..............       5.250   10/01/34        2,592,700
 1,000    Islands at Doral III Cmnty 2004 Ser A......       5.900   05/01/35        1,031,670
 1,000    Islands at Doral NE Cmnty Dev..............       6.250   05/01/34        1,064,050
 6,410    Jea, FL Wtr & Swr Sys Rev Drivers Ser 805
          (Inverse Fltg) (Acquired 03/22/05, Cost
          $6,268,702) (MBIA Insd) (a)................       4.750   10/01/12        6,508,073
 1,550    Kendall Breeze West Cmnty Dev Dist FL Spl
          Assmt (b)..................................       5.875   05/01/34        1,614,402
 2,000    Keys Cove Cmnty Dev Dist FL Assmt Rev......       5.875   05/01/35        2,083,100
 2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
          Cypress Cove Hlthpk Ser A..................       6.750   10/01/32        2,091,640
 3,500    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg..................       6.750   09/01/28        3,625,720
 1,275    Lexington Cmnty Dev Dist FL................       6.125   05/01/34        1,333,204

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   90    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B..........................................       6.750%  05/01/07   $       91,114
 2,500    Meadow Woods Cmnty Dev Dist FL Ser A.......       6.050   05/01/35        2,557,300
 1,000    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
          Ctr FL Proj................................       5.375   11/15/28        1,005,040
 2,500    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
          Ctr Rfdg (Acquired 04/26/04, Cost
          $2,411,600) (a)............................       6.750   11/15/29        2,787,175
 2,000    Miami-Dade Cnty, FL Aviation Rev Ser A
          (AMT) (FSA Insd)...........................       5.000   10/01/33        2,050,440
 3,000    Midtown Miami, FL Cmnty Dev Dist Ser A.....       6.000   05/01/24        3,197,490
 1,195    Miromar Lakes Cmnty Dev Dist Ser B Rfdg....       7.250   05/01/12        1,266,210
   910    Northern Palm Beach Cnty Dist FL Impt Wtr
          Ctl & Impt Unit Dev No 16 Rfdg.............       7.500   08/01/24          991,645
 1,775    Oak Creek Cmnty Dev Dist FL Spl Assmt......       5.800   05/01/35        1,838,101
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Prerefunded @
          07/01/06)..................................       8.625   07/01/20        2,190,035
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Prerefunded @
          07/01/06)..................................       8.750   07/01/26        2,405,745
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (Prerefunded @ 11/15/10)
          (b)........................................       5.875   11/15/11        1,752,067
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (Prerefunded @
          11/15/10)..................................       6.375   11/15/20        1,146,450
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care.....................       6.600   04/01/24        2,061,320
 1,000    Overoaks, FL Cmnty Dev Dist CA Ser A.......       6.125   05/01/35        1,053,260
 1,000    Parklands Lee Cmnty Dev Dist FL Spl Assmt
          Ser A......................................       5.800   05/01/35        1,027,390
 1,000    Pine Is Cmnty Dev Dist FL Spl Assmt........       5.750   05/01/35        1,026,190
 3,000    Pinellas Cnty, FL Hlth Fac Auth Oaks of
          Clearwtr Proj..............................       6.250   06/01/34        3,136,770
 1,000    Reunion East Cmnty Dev Dist................       5.800   05/01/36        1,031,580
 2,000    Reunion West Cmnty Dev Dist................       6.250   05/01/36        2,112,840
   980    Saddlebrook, FL Cmnty Ser A................       6.900   05/01/33        1,059,017
   500    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser
          A..........................................       8.000   01/01/17          539,665
 4,500    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser
          A..........................................       8.000   01/01/30        4,856,985
 2,000    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Rev Bayview Proj Ser A............       7.100   10/01/26        2,010,900
 1,995    Silver Palms Cmnty Dev Dist (b)............       5.900   05/01/34        2,075,578
 1,300    South Dade Venture Cmnty Dev...............       6.125   05/01/34        1,377,220

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,500    South Vlg Cmnty Dev Dist FL Cap Impt Rev
          Ser A......................................       5.700%  05/01/35   $    1,532,775
   175    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B............................       6.450   05/01/10          176,088
 1,500    Town Ctr Palm Coast Cmnty Dev Dist FL Cap
          Impt Rev...................................       6.000   05/01/36        1,548,105
 1,500    Turnbull Creek Cmnty Dev Dist FL
          Spl Assmt..................................       5.800   05/01/35        1,545,390
 1,722    University Square Cmnty Dev Dist FL Cap
          Impt Rev (Acquired 10/07/99 to 09/07/00,
          Cost $1,720,270) (a).......................       6.750   05/01/20        1,815,694
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Prerefunded @ 11/01/06).........       7.625   11/01/26        2,137,660
 1,000    World Commerce Cmnty Dev Dist Ser A1.......       6.250   05/01/22        1,019,050
 1,715    World Commerce Cmnty Dev Dist Ser A2.......       6.125   05/01/35        1,762,420
                                                                               --------------
                                                                                  122,979,234
                                                                               --------------
          GEORGIA  1.4%
 2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj....       7.750   12/01/14        2,172,540
 2,345    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A
          (AMT)......................................       6.750   07/01/30        2,166,545
 2,750    De Kalb Cnty, GA Residential Care Fac Kings
          Bridge Ser A...............................       8.250   07/01/26        2,854,527
 1,000    Effingham Cnty, GA Dev Auth Solfort James
          Proj (AMT).................................       5.625   07/01/18          998,370
 1,800    Fulton Cnty, GA Residential Care Canterbury
          Court Proj Ser A...........................       6.000   02/15/22        1,831,122
   650    Fulton Cnty, GA Residential Care Canterbury
          Court Proj Ser A...........................       6.125   02/15/34          667,264
 3,500    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A.....................       7.000   07/01/29        3,526,565
 4,000    Milledgeville Baldwin Cnty, GA College & St
          Univ Fndtn.................................       5.625   09/01/30        4,200,760
 1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A............................       6.000   06/01/21        1,049,400
 2,930    Renaissance on Peachtree Unit Invt Tr Ctf
          GA Custody Ctf (Variable Rate Coupon)......      12.178   10/01/25        2,528,707
                                                                               --------------
                                                                                   21,995,800
                                                                               --------------
          HAWAII  0.4%
 2,500    Hawaii St Dept Budget & Fin Spl Purp Rev
          Kahala Nui Proj Ser A......................       8.000   11/15/33        2,874,700
 1,820    Hawaii St Dept Trans Spl Fac Rev
          Continental Airl Inc (AMT).................       5.625   11/15/27        1,387,932
 2,825    Kuakini, HI Hlth Sys Spl Ser A.............       6.375   07/01/32        3,017,524
                                                                               --------------
                                                                                    7,280,156
                                                                               --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          IDAHO  0.1%
$1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg.....................................       7.875%  11/15/29   $    1,004,230
                                                                               --------------

          ILLINOIS  5.8%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................        *      01/01/29          711,925
 1,990    Bolingbrook, IL Spl Svc Area No 01-1.......       7.375   07/01/31        2,158,135
 1,500    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Augusta Vlg Proj (Acquired 11/13/02, Cost
          $1,500,000) (a)............................       6.750   03/01/32        1,579,995
 1,665    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Ser 2004 Augusta Vlg Proj..................       6.250   03/01/32        1,696,002
 1,901    Bolingbrook, IL Spl Svc Area No 3 Lakewood
          Ridge Proj.................................       7.050   03/01/31        2,027,397
   947    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A......................................       7.625   03/01/30        1,069,930
 7,750    Chicago, IL O'Hare Intl Arpt Rev RR II R
          239-1 (AMT) (Inverse Fltg) (Acquired
          08/18/03, Cost $8,490,358) (FSA Insd) (a)
          (b)........................................       8.600   01/01/19        9,427,022
 4,950    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....       5.500   01/01/38        5,387,580
    50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
          01/01/11) (MBIA Insd)......................       5.500   01/01/38           55,517
 4,000    Chicago, IL Spl Assmt Lakeshore East
          Proj.......................................       6.625   12/01/22        4,366,080
   840    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)...................       7.250   01/01/14          885,125
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A...........................       6.500   12/01/05        2,009,860
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................       6.500   12/01/06        3,105,660
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................       6.500   12/01/08        2,086,893
 1,000    Clay Cnty, IL Hosp Rev.....................       5.900   12/01/28          991,180
 1,228    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (Escrowed to Maturity) (b).....       7.375   03/01/11        1,378,000
 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (Prerefunded @ 03/01/11).......       7.750   03/01/27        1,513,111
 1,500    Godfrey, IL Rev Utd Methodist Vlg Ser A....       5.875   11/15/29        1,054,965
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg........................       6.550   11/15/29        2,547,180
 1,740    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A...........................       8.500   12/01/15        1,789,103
   225    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A (b)......................................       6.250   03/01/09          236,358
 2,621    Huntley, IL Spl Svc Area No 10 Spl
          Tax Ser A..................................       6.500   03/01/29        2,818,623
 1,405    Illinois Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...............................       8.000   11/15/16        1,281,613

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$  500    Illinois Fin Auth Rev Fairview Oblig Grp
          Ser A Rfdg.................................       6.000%  08/15/20   $      508,440
   500    Illinois Fin Auth Rev Fairview Oblig Grp
          Ser A Rfdg.................................       6.125   08/15/27          506,565
 2,000    Illinois Fin Auth Rev Friendship Vlg
          Schaumburg A...............................       5.625   02/15/37        2,026,760
 3,000    Illinois Fin Auth Rev Northwestern Mem Hosp
          Ser A......................................       5.500   08/15/43        3,201,510
 1,000    Illinois Hlth Fac Auth Rev Ctr Baptist Home
          Proj.......................................       7.125   11/15/29        1,061,270
 2,500    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp.......................................       5.750   10/01/24        2,632,575
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Grp Ser A Rfdg (Prerefunded @ 08/15/06)....       7.400   08/15/23        3,164,970
   650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A..................................       6.000   07/01/21          692,276
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A.....................       7.375   08/15/31        1,295,904
 1,500    Illinois Hlth Fac Auth Rev Peace Mem
          Ministries Proj (Prerefunded @ 08/15/06)...       7.500   08/15/26        1,583,715
 1,365    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj..................................       7.500   01/01/11        1,366,242
   250    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.200   08/15/23          254,715
 1,125    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.400   08/15/33        1,147,219
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................       5.500   08/15/19          729,603
 2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev......................................       5.750   12/15/16        2,635,039
   675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev......................................       5.750   12/15/17          747,205
    80    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)............       5.750   12/01/19           88,261
 2,200    Manhattan, IL No 04-1 Brookstone Springs
          Proj.......................................       6.100   03/01/35        2,216,412
 1,000    Minooka, IL Spl Assmt Impt Lakewood Trls
          Unit 2 Proj................................       6.375   03/01/34        1,032,980
 1,207    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj.................................       7.750   03/01/30        1,327,712
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area.......................................       8.050   02/01/17        1,918,998
 3,000    Pingree Grove, IL Spl Svc Area No 2 Spl Tax
          Ser 05-2 Cambridge Lakes Proj..............       6.000   03/01/35        2,981,370
 2,000    Plano, IL Spl Svc Area No 1 Lakewood
          Springs Proj Ser A.........................       6.200   03/01/34        2,039,080
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)...       8.000   06/01/17        2,838,411
   945    Sterling, IL Rev Hoosier Care Proj Ser A...       7.125   06/01/34          884,539
 3,135    Wheeling, IL Tax Increment Rev N Milwaukee/
          Lake Cook Tif Proj.........................       6.000   01/01/25        3,108,164

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$2,000    Yorkville, IL Utd City Spl Svc Area Spl Tax
          No 4 104 Mpi Grade Resv Proj...............       6.375%  03/01/34   $    2,065,960
                                                                               --------------
                                                                                   94,233,149
                                                                               --------------
          INDIANA  0.7%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev (Acquired 10/15/97, Cost
          $825,000) (a) (b)..........................       7.000   02/01/12          838,695
 1,895    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................       7.125   06/01/34        1,775,634
 6,500    Indiana Hlth Fac Hosp Rev Cmnty Fndtn
          Northwest IN Ser A.........................       6.000   03/01/34        6,894,615
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT)......................................       6.375   11/01/29        2,131,140
                                                                               --------------
                                                                                   11,640,084
                                                                               --------------
          IOWA  1.1%
 1,000    Bremer Cnty, IA Retirement Fac Rev Bartels
          Lutheran Ser A (c).........................       5.375   11/15/27          987,830
 2,000    Estherville, IA Hosp Rev Avera Holy
          Family Proj................................       6.250   07/01/26        2,145,200
   375    Evansdale, IA Hlthcare Western Home Proj...       6.000   11/01/26          381,851
 3,400    Evansdale, IA Hlthcare Western Home Proj
          Ser A (b)..................................       6.000   11/01/26        3,453,278
 1,950    Iowa Fin Auth Hlthcare Fac Care Initiatives
          Proj Rfdg..................................       9.250   07/01/25        2,388,204
   500    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       5.750   11/15/19          505,345
   500    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       6.000   11/15/24          508,430
   800    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       6.125   11/15/32          813,160
 1,000    Polk Cnty, IA Hlthcare Fac Rev Luther Pk
          Hlth Ctr Inc Proj..........................       6.150   10/01/36        1,015,310
 5,000    Tobacco Settlement Auth IA Tob Settlement
          Rev Asset Bkd Ser B........................       5.600   06/01/35        5,146,550
                                                                               --------------
                                                                                   17,345,158
                                                                               --------------
          KANSAS  0.5%
   910    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg (d).............................       8.000   07/01/16          492,219
 1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
          Inc Ser B..................................       6.250   05/15/26        1,024,100
   915    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg (d).............................       8.000   07/01/16          465,515
 2,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A (Prerefunded @ 05/15/10).........       8.000   05/15/30        2,388,580

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          KANSAS (CONTINUED)
$1,500    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A Rfdg.............................       5.600%  05/15/28   $    1,514,295
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A........................       7.375   01/01/32        1,637,115
                                                                               --------------
                                                                                    7,521,824
                                                                               --------------
          LOUISIANA  0.8%
 1,985    Louisiana Hsg Fin Agy Rev Azalea Estates
          Ser A Rfdg (AMT) (GNMA Collateralized).....       5.375   10/20/39        2,060,847
 1,800    Louisiana Loc Govt Environment Fac Hlthcare
          Saint James Place A Rfdg...................       7.000   11/01/29        1,837,278
 4,100    Louisiana Loc Govt Environment Fac Cmnty
          Dev Auth Rev Hlthcare Saint James Place A
          Rfdg.......................................       7.000   11/01/25        4,195,202
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare...................................       6.375   10/01/20          983,440
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare...................................       6.375   10/01/28          937,710
 3,132    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement (Acquired
          11/30/98, Cost $3,132,241) (a).............       5.750   10/30/18        2,981,393
                                                                               --------------
                                                                                   12,995,870
                                                                               --------------
          MAINE  0.3%
 4,480    Jay, ME Solid Waste Disp Rev Intl Paper Co
          Proj Ser A Rfdg (AMT)......................       4.900   11/01/17        4,530,579
                                                                               --------------

          MARYLAND  1.6%
 2,000    Annapolis, MD Spl Oblig Park Pl Proj Ser
          A..........................................       5.350   07/01/34        2,017,900
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A.................................       7.250   11/01/29        1,037,130
 4,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser A.............................       5.950   07/01/30        4,201,960
 1,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser B.............................       6.250   07/01/30        1,053,770
   425    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj (AMT) (b).......       6.250   07/01/07          425,519
 1,200    Maryland St Econ Dev Corp MD Golf Course
          Sys (Prerefunded @ 06/01/11)...............       8.250   06/01/28        1,442,076
 1,540    Maryland St Hlth & Higher Ed Calvert
          Hlth Sys...................................       5.500   07/01/36        1,633,694
 1,000    Maryland St Hlth & Higher Ed Medstar Hlth
          Rfdg.......................................       5.500   08/15/33        1,050,410
 3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
          In Ed Ser A (Acquired 09/28/98, Cost
          $3,000,000) (a)............................       6.400   09/01/28        2,962,530
 1,652    Prince Georges Cnty, MD Rev................       8.000   04/01/16        1,652,017

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$2,250    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj................................       5.200%  07/01/34   $    2,283,345
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A.............................       8.000   07/01/26        3,200,280
 1,000    Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A..................................       6.000   05/01/24        1,045,280
 1,500    Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A..................................       6.250   05/01/34        1,580,700
                                                                               --------------
                                                                                   25,586,611
                                                                               --------------
          MASSACHUSETTS  3.6%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B (Prerefunded @ 12/01/10).................       8.000   12/01/22        1,212,780
   250    Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc....................................       5.000   01/01/24          247,765
   500    Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc....................................       5.500   01/01/35          502,475
   840    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 07/27/00, Cost
          $840,000) (a)..............................       7.750   06/01/18          903,202
 1,890    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc.................................       6.375   07/01/29        1,910,110
 2,935    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A.........................       7.100   07/01/32        3,008,815
 1,000    Massachusetts St Dev Fin Agy Rev MCHSP
          Human Svc Providers Ser A (Prerefunded @
          07/01/01)..................................       8.000   07/01/20        1,196,330
 3,710    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children...................       6.000   11/01/19        3,805,607
10,315    Massachusetts St Dev Fin Agy Rev Rites PA
          1316 (Inverse Fltg) (Acquired 07/20/05,
          Cost $11,406,224) (AMBAC Insd) (a) (b).....       7.061   10/01/39       11,185,792
 3,100    Massachusetts St Hlth & Ed Civic
          Investments Ser B..........................       9.150   12/15/23        3,763,400
 4,475    Massachusetts St Hlth & Ed Fac Auth Rev
          Caritas Christi Oblig Grp Ser A............       5.625   07/01/20        4,582,713
 7,380    Massachusetts St Hlth & Ed Fac Auth Rev
          UMass Mem Issue Ser D......................       5.000   07/01/33        7,373,948
   933    Massachusetts St Hlth & Ed Nichols College
          Issue Ser C................................       6.000   10/01/17          992,106
 1,000    Massachusetts St Hlth & Ed Northern
          Berkshire Hlth Ser B.......................       6.250   07/01/24        1,054,640
 1,450    Massachusetts St Hsg Fin Agy Hsg Ser E
          (AMT)......................................       5.100   06/01/37        1,475,506
 1,895    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Marina Bay LLC Proj (AMT)...       7.500   12/01/27        2,006,388

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$  980    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Newton Grp Pptys LLC Proj
          (AMT)......................................       8.000%  09/01/27   $    1,040,103
   560    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................       6.500   10/01/15          542,046
 2,000    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................       6.750   10/01/28        1,878,260
 1,975    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (e)..................... 7.100/7.350   10/01/28        1,971,228
 2,900    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost
          $2,900,000) (a)............................       6.375   06/01/18        3,016,870
   505    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost
          $505,000) (a)..............................       6.200   06/01/08          520,741
 3,400    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting (AMT) (Acquired
          08/10/89, Cost $3,400,00) (a)..............       9.250   06/01/10        3,410,982
                                                                               --------------
                                                                                   57,601,807
                                                                               --------------
          MICHIGAN  2.9%
 2,500    Chelsea, MI Econ Dev Corp Rev Utd Methodist
          Retirement Rfdg............................       5.400   11/15/27        2,502,150
   850    Detroit, MI Loc Dev Fin Auth Tax Increment
          Sub Ser C (Acquired 09/08/97, Cost
          $850,000) (a)..............................       6.850   05/01/21          869,508
 1,000    Gaylord, MI Hosp Fin Auth Ltd Oblig Rev
          Otsego Mem Hosp Rfdg.......................       6.500   01/01/31        1,033,560
 1,700    Hillsdale, MI Hosp Fin Hillsdale Cmnty
          Hlth Ctr...................................       5.000   05/15/13        1,702,958
10,430    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser
          A..........................................       6.000   07/01/35       11,183,046
 4,000    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser
          A..........................................       6.250   07/01/40        4,362,800
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg.........       7.500   07/01/13        2,440,572
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg.........       7.750   07/01/19        3,510,879
 3,045    Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Ser A Rfdg.....................       6.000   02/01/14        3,047,466
 1,500    Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Ser A Rfdg.....................       6.000   02/01/24        1,501,515
 2,000    Michigan St Hosp Fin Auth Rev Presbyterian
          Vlg Rfdg...................................       5.500   11/15/35        2,014,120

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$11,084   Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (AMT) (d)
          (f)........................................       8.000%  12/01/27   $    1,550,145
10,325    Wayne Cnty, MI Arpt Auth Rev Rols RR II R
          352 (AMT) (Inverse Fltg) (Acquired
          04/05/05, Cost $11,112,797) (MBIA Insd) (a)
          (b)........................................       5.250   12/01/24       11,654,550
                                                                               --------------
                                                                                   47,373,269
                                                                               --------------
          MINNESOTA  2.7%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj...................................       7.750   02/01/31        2,134,660
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B..................       6.000   10/01/33        1,000,270
 2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj........................       7.500   04/01/19        2,151,440
 2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj........................       7.750   04/01/29        2,159,580
 2,250    Cuyuna Range Hosp Dist MN Hlth Fac Gross
          Rev........................................       5.500   06/01/35        2,261,543
 1,500    Duluth, MN Econ Dev Auth Saint
          Lukes Hosp.................................       7.250   06/15/32        1,614,615
   900    Duluth, MN Econ Dev Hlthcare Saint Lukes
          Hosp.......................................       6.000   06/15/12          922,950
 2,000    Glencoe, MN Hlthcare Fac Rev (Prerefunded @
          04/01/11)..................................       7.500   04/01/31        2,378,960
   900    Minnesota Agric & Econ Dev Brd Rev Hlthcare
          Benedictine Proj Ser A.....................       5.500   08/01/23          907,758
   875    Minnesota Agric & Econ Dev Brd Rev Hlthcare
          Benedictine Proj Ser A.....................       5.750   02/01/30          880,898
 2,500    Northwest MN Multi-Cnty Pooled Hsg Pgm A
          Rfdg.......................................       6.250   07/01/40        2,487,400
 1,500    Oakdale, MN Rev Sr Hsg Oak Meadows Proj
          Rfdg.......................................       6.250   04/01/34        1,565,415
 1,425    Ramsey, MN Lease Rev Pact Charter Sch Proj
          Ser A......................................       6.750   12/01/33        1,451,391
 1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
          Heights Apt Proj (AMT).....................       7.550   04/01/39        1,568,295
 1,000    Saint Paul, MN Hsg & Redev Auth Higher
          Ground Academy Ser A Rfdg..................       6.625   12/01/23        1,022,520
 5,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj..............................       6.000   11/15/35        5,370,950
 1,170    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj Ser A Rfdg...................       6.625   11/01/17        1,173,674
 2,295    Saint Paul, MN Hsg & Redev Auth LSE Rev
          Rfdg.......................................       6.750   01/01/35        2,295,482
 1,000    Saint Paul, MN Hsg & Redev Cmnty of Peace
          Academy Proj Ser A.........................       7.875   12/01/30        1,042,520

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$2,250    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg...........       7.375%  08/01/29   $    2,357,955
 1,250    Saint Paul, MN Port Auth Lease Rev Hltheast
          Midway Campus 03 A.........................       5.875   05/01/30        1,271,450
   700    Saint Paul, MN Port Auth Lease Rev Hltheast
          Midway Campus 03 B.........................       6.000   05/01/30          713,230
 1,000    Shakopee, MN Hlthcare Saint Francis Regl
          Med Ctr....................................       5.250   09/01/34        1,028,790
 1,000    Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A.............................       6.375   12/01/24        1,000,680
 1,000    Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A.............................       6.600   12/01/34          999,240
 1,450    Winona, MN Hlthcare Winona Hlth Ser A......       6.000   07/01/34        1,538,247
                                                                               --------------
                                                                                   43,299,913
                                                                               --------------
          MISSISSIPPI  0.0%
   615    Mississippi Bus Fin Corp (AMT).............       7.250   07/01/34          632,546
                                                                               --------------

          MISSOURI  3.5%
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Lutheran Svcs Heisinger Proj...........       5.500   02/01/35        1,305,075
 1,000    Fenton, MO Tax Increment Rev & Impt Gravois
          Bluffs Proj Rfdg...........................       6.125   10/01/21        1,028,030
 1,000    Fenton, MO Tax Increment Rev & Impt Gravois
          Bluffs Proj Rfdg...........................       7.000   10/01/21        1,076,400
 1,440    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj Rfdg......................       5.000   04/01/17        1,418,357
   225    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Escrowed to Maturity)....       7.250   04/01/07          232,209
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Prerefunded @
          04/01/07)..................................       7.625   04/01/17        3,344,550
   209    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Prerefunded @
          04/01/07)..................................       7.625   04/01/18          225,852
 1,500    Folk Ave South Transn Dist MO Transn Sales
          Tax Rev Dev MO.............................       5.625   11/01/31        1,503,120
 3,000    Joplin, MO Indl Dev Auth Hlth Fac Rev
          Freeman Hlth Sys Proj......................       5.500   02/15/29        3,114,240
 2,000    Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A.......................       6.250   01/01/24        2,091,200
 1,500    Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A.......................       6.500   01/01/35        1,578,585
   984    Kansas City, MO Indl Dev Auth Multi-Family
          Hsg Rev Brentwood Manor Apt Proj Ser B
          (AMT)......................................       7.250   10/15/38        1,019,335
 3,000    Kansas City, MO Indl Dev Plaza Lib Proj....       5.900   03/01/24        2,991,810
 1,831    Kansas City, MO Multi-Family Hsg Rev
          Northwoods Apts Proj Ser A (AMT)...........       6.450   05/01/40        1,877,526

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$  935    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apt Proj (AMT).......................       6.250%  04/01/30   $      767,242
10,820    Missouri St Hlth & Ed Fac Rev Drivers Ser
          362 (Inverse Fltg) (Acquired 07/21/03, Cost
          $12,211,777) (a) (b).......................       7.427   05/15/11       12,284,162
 6,390    Missouri St Hlth & Ed Fac Rev Drivers Ser
          847 (Inverse Fltg) (Acquired 04/05/05, Cost
          $6,971,107) (a) (b)........................       5.000   11/15/12        7,095,328
 2,220    Nevada, MO Hosp Rev Nevada Regional Med
          Ctr........................................       6.750   10/01/22        2,370,405
 2,750    Saint Joseph, MO Indl Dev Auth Hlthcare Rev
          Living Cmnty Saint Joseph Proj.............       7.000   08/15/32        2,944,673
   500    Saint Joseph, MO Indl Dev Auth Tax
          Increment Rev Shoppes at North Vlg Proj Ser
          A..........................................       5.100   11/01/19          493,800
 1,000    Saint Joseph, MO Indl Dev Auth Tax
          Increment Rev Shoppes at North Vlg Proj Ser
          A..........................................       5.500   11/01/27        1,000,300
 4,915    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
          (Acquired 01/12/99, Cost $4,820,545) (a)...       6.500   12/01/28        5,069,626
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....       6.000   06/01/15        1,176,400
                                                                               --------------
                                                                                   56,008,225
                                                                               --------------
          NEVADA  0.5%
 3,500    Clark Cnty, NV Indl Dev Southwest Gas Corp
          Proj Ser D1 (AMT) (FGIC Insd)..............       5.250   03/01/38        3,635,625
 1,000    Clark Cnty, NV Pollutn Ctl Rev Southn CA
          Rfdg (AMT).................................       3.250   06/01/31          981,380
 3,000    Henderson, NV Hlthcare Fac Rev Catholic
          Hlthcare West Ser A........................       5.625   07/01/24        3,207,000
 1,000    Las Vegas, NV Loc Impt Bds Spl Impt Dist No
          607........................................       6.000   06/01/19        1,032,900
                                                                               --------------
                                                                                    8,856,905
                                                                               --------------
          NEW HAMPSHIRE  0.8%
 1,500    New Hampshire Higher Ed & Hlth Brewster
          Academy (Prerefunded @ 06/01/06)...........       6.750   06/01/25        1,564,185
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................       7.350   01/01/18        2,049,740
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................       7.450   01/01/25        2,049,720
 1,000    New Hampshire Hlth & Ed Auth Rev NH College
          Issue (Prerefunded @ 01/01/11).............       7.500   01/01/31        1,190,970
 1,690    New Hampshire Hlth & Ed Fac Auth Rev
          Huntington At Nashua Ser A.................       6.875   05/01/33        1,772,658
 1,500    New Hampshire Hlth & Ed Fac Hlthcare Sys
          Covenant Hlth..............................       5.500   07/01/34        1,575,630

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$1,500    New Hampshire Hlth & Ed Fac Speare Mem
          Hosp.......................................       5.875%  07/01/34   $    1,554,825
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A..............       6.875   10/01/19        1,061,490
                                                                               --------------
                                                                                   12,819,218
                                                                               --------------
          NEW JERSEY  4.9%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig (Acquired 01/29/97 to
          05/20/97, Cost $2,340,765) (a) (g).........       8.400   04/01/24        2,153,200
 1,000    Middlesex Cnty, NJ Pollutn Ctl Pollutn Ctl
          Amerada Rfdg...............................       6.050   09/15/34        1,074,680
 2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
          Inc Fac Ser A..............................       7.000   11/15/16        2,093,360
 2,500    New Jersey Econ Dev Auth Econ Dev Rev Utd
          Methodist Homes Ser A-1....................       6.000   07/01/18        2,673,550
 2,000    New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj.......................       5.700   10/01/17        2,033,280
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.000   11/15/15        1,142,960
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.125   11/15/18        1,086,190
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.125   11/15/23        1,638,792
   710    New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A..........................       5.750   01/01/25          723,703
 1,230    New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A..........................       5.875   01/01/37        1,259,213
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)..................................       8.500   11/01/16        1,078,320
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)..................................       8.625   11/01/25        1,619,415
 1,440    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A (AMT)...........................       6.125   06/01/18        1,319,616
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplanade Bear (AMT).......................       7.000   06/01/39        1,610,960
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06)...       8.750   05/15/26        3,166,500
   100    New Jersey Econ Dev Auth Spl Fac Rev Contl
          Airl Inc Proj (AMT)........................       6.625   09/15/12           92,665
14,075    New Jersey Econ Dev Auth Spl Fac Rev Contl
          Airl Inc Proj (AMT)........................       6.400   09/15/23       11,923,918
 1,500    New Jersey Econ Dev Auth Sr Mtg Arbor A....       6.000   05/15/28        1,538,670
 3,500    New Jersey Econ Dev Auth Utd Methodist
          Homes NJ Oblig.............................       5.750   07/01/29        3,567,305

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$3,225    New Jersey Hlthcare Fac Fin Auth Rev Cap
          Hlth Sys Oblig Grp Ser A...................       5.375%  07/01/33   $    3,339,391
   810    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg.............       7.250   07/01/14          854,510
 3,000    New Jersey Hlthcare Fac Fin Inst Inc Cherry
          Hill Proj (AMT)............................       8.000   07/01/27        3,133,710
   900    New Jersey Hlthcare Fac Fin Auth Rev Avalon
          at Hillsborough A (AMT)....................       6.375   07/01/25          905,904
   575    New Jersey Hlthcare Fac Fin Auth Rev Avalon
          at Hillsborough A (AMT)....................       6.625   07/01/35          580,658
 1,000    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D (Acquired 11/07/97,
          Cost $1,000,000) (a).......................       7.375   11/01/22        1,042,270
 8,535    Tobacco Settlement Fin Corp NJ.............       6.750   06/01/39        9,897,271
 5,000    Tobacco Settlement Fin Corp NJ.............       6.250   06/01/43        5,601,450
 4,525    Tobacco Settlement Fin Corp NJ Asset Bkd...       5.750   06/01/32        4,732,064
 5,000    Tobacco Settlement Fin Corp NJ Asset Bkd...       6.000   06/01/37        5,357,750
 2,000    Tobacco Settlement Fin Corp NJ Asset Bkd...       6.125   06/01/42        2,151,340
                                                                               --------------
                                                                                   79,392,615
                                                                               --------------
          NEW MEXICO  0.5%
 4,110    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg......................       6.600   12/15/28        4,240,451
 1,505    Cabezon Pub Impt Dist NM Spl Levg Rev......       6.000   09/01/24        1,513,187
 1,020    New Mexico Hsg Auth Region III Sr Brentwood
          Gardens Apt Ser A (AMT)....................       6.850   12/01/31        1,055,221
   750    Ventana West Pub Impt Dist NM..............       6.875   08/01/33          796,800
                                                                               --------------
                                                                                    7,605,659
                                                                               --------------
          NEW YORK  10.6%
   970    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A...........................       6.875   06/01/39          946,303
 1,000    Brookhaven, NY Indl Dev Agy Mem Hosp Med
          Ctr Inc Ser A..............................       8.125   11/15/20        1,081,040
 1,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A
          (AMT)......................................       6.375   12/01/37        1,433,488
 3,460    Dutchess Cnty, NY Indl Dev Agy Saint
          Francis Hosp Ser A Rfdg....................       7.500   03/01/29        3,782,264
 4,000    Liberty, NY Dev Corp Rev Goldman Sachs
          Headquarters (c)...........................       5.250   10/01/35        4,466,400
 8,250    Metropolitan Trans Auth NY Drivers Ser 898
          (Inverse Fltg) (Acquired 05/09/05, Cost
          $8,893,723) (FSA Insd) (a).................       6.937   05/15/11        8,936,153
 2,105    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj.......................................       8.000   11/15/15        2,267,043
 3,000    New York City Indl Dev Agy JFK Intl Arpt
          Proj Ser B (AMT)...........................       8.500   08/01/28        2,855,040

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$47,890   New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A......................       6.250%  03/01/15   $   51,322,755
15,400    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A......................       6.500   03/01/35       16,512,342
 4,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Fiscal 2004 Ser C (MBIA Insd)......       5.000   06/15/35        4,182,120
 7,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (FSA Insd)...................       5.000   06/15/36        7,329,840
10,000    New York City Muni Wtr Fin Drivers Ser 786
          (Inverse Fltg) (Acquired 03/15/05 to
          07/21/05, Cost $10,865,500) (a)............       6.937   12/15/12       10,850,000
 4,800    New York City Ser A........................       7.000   08/01/07        5,021,904
   200    New York City Ser A (Prerefunded @
          08/01/06)..................................       7.000   08/01/07          209,812
 5,000    New York City Ser M........................       5.000   04/01/35        5,181,800
 5,000    New York City Transitional Drivers Ser 386
          (Inverse Fltg) (Acquired 02/02/04, Cost
          $5,458,300) (a)............................       6.937   02/01/12        5,568,000
 3,000    New York St Dorm Auth Rev Mt Sinai NYU
          Hlth.......................................       5.500   07/01/26        3,045,210
 1,360    New York St Dorm Auth Rev NY Methodist
          Hosp.......................................       5.250   07/01/24        1,438,567
 2,000    New York St Dorm Auth Rev NY Methodist
          Hosp.......................................       5.250   07/01/33        2,104,440
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).........................       9.917   04/01/20        2,946,350
 6,000    Port Authority NY & NJ Rites PA 1927 A
          (AMT) (Inverse Fltg) (Acquired 05/24/05,
          Cost $6,114,300) (FGIC) (a)................       6.021   10/01/20        6,048,180
 5,250    Port Authority NY & NJ Rites PA 1927 B
          (AMT) (Inverse Fltg) (Acquired 05/24/05,
          Cost $5,189,573) (FGIC) (a)................       6.021   10/01/23        5,141,430
 1,960    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A.............       6.875   06/01/39        1,949,553
 1,000    Suffolk Cnty, NY Gurwin Jewish Phase II....       6.700   05/01/39        1,056,690
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev..................       7.250   11/01/28        1,085,270
 3,065    Suffolk Cnty, NY Indl Dev Agy Eastern Long
          Is Hosp Assoc Ser A........................       7.750   01/01/22        3,273,205
 1,400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A (AMT)......       6.375   12/01/17        1,380,890
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A..............................       8.000   10/01/20        1,631,969
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A..........................       7.375   03/01/31        1,073,470
 2,700    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A................       6.450   06/01/24        2,509,164

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,315    Utica, NY Indl Dev Agy Civic Utica College
          Civic Fac..................................       6.750%  12/01/21   $    2,435,496
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A...........................       7.375   07/01/30        1,076,310
                                                                               --------------
                                                                                  170,142,498
                                                                               --------------
          NORTH CAROLINA  1.0%
 2,000    North Carolina Med Care Commn First Mtg Utd
          Methodist Homes (Prerefunded @ 10/01/09)...       7.000   10/01/17        2,269,920
 2,600    North Carolina Med Care Commn Retirement
          Fac Rev First Mtg Ser A 05.................       5.500   10/01/35        2,628,678
10,000    North Carolina St Rites PA 1246 (Inverse
          Fltg) (Acquired 03/16/04, Cost $11,859,100)
          (a)........................................       7.031   03/01/12       11,336,100
                                                                               --------------
                                                                                   16,234,698
                                                                               --------------
          NORTH DAKOTA  0.2%
 2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................       6.250   12/01/34        2,007,000
   945    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................       6.375   12/01/34          951,152
                                                                               --------------
                                                                                    2,958,152
                                                                               --------------
          OHIO  3.3%
10,200    Adams Cnty Hosp Fac Impt Rev Adams Cnty
          Hosp Proj..................................       6.500   09/01/36       10,243,656
 5,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness
          Mem Ser A Rfdg.............................       7.125   11/15/33        5,351,800
 3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/ Tax
          Increment..................................       7.000   12/01/18        3,202,140
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Franciscan
          Cnty OH Inc Proj Ser C.....................       6.250   05/15/32        1,004,400
   623    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A1 Rfdg (e).................. 6.000/7.625   10/01/37          449,500
 1,081    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A2 Rfdg (d) (h)..............       5.460   10/01/37                0
 5,000    Cuyahoga Cnty, OH Rev Ser A Rfdg...........       6.000   01/01/32        5,551,500
 1,760    Dayton, OH Spl Fac Rev Air Freight Cargo
          Day LLC Proj (AMT).........................       6.300   04/01/22        1,625,994
 7,510    Erie Cnty, OH Hosp Fac Rev Firelands Regl
          Med Ctr Ser A..............................       5.625   08/15/32        7,864,247
 5,955    Franklin Cnty, OH Hlthcare Fac Rev Impt
          Lutheran Sr City Proj Rfdg.................       6.125   12/15/28        5,799,813
 2,600    Franklin Cnty, OH Hlthcare Fac Rev Impt OH
          Presbyterian Svcs Ser A....................       5.125   07/01/35        2,643,524
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg............................       6.500   08/15/20        1,622,490

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$  750    Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A...........................       6.000%  05/15/24   $      762,630
 2,250    Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A...........................       6.000   05/15/34        2,268,743
 2,840    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg (Prerefunded @ 08/01/08)....       6.400   08/01/28        3,087,052
 2,000    Ohio St Environmental Fac Rev Ford Motor Co
          Proj (AMT).................................       5.750   04/01/35        1,874,700
                                                                               --------------
                                                                                   53,352,189
                                                                               --------------
          OKLAHOMA  2.5%
 1,000    Citizen Potawatomi Nation, OK Ser A........       6.500   09/01/16        1,043,130
   520    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................       7.000   08/01/10          528,107
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................       7.400   08/01/17          767,400
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................       7.625   08/01/20        1,029,810
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg............................       7.000   04/01/25        1,020,750
 2,000    Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg............................       6.000   04/01/18        2,032,220
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.750   08/15/12        1,166,686
 1,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.750   08/15/15        1,095,480
 4,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.625   08/15/19        4,363,880
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC Insd)...       6.250   11/01/22        3,639,870
 7,030    Tulsa, OK Muni Arpt Tr Rev Amern Airl Proj
          Rfdg.......................................       6.250   06/01/20        6,256,419
16,855    Tulsa, OK Muni Arpt Tr Rev Ser A
          Rfdg (AMT).................................       7.750   06/01/35       17,359,807
                                                                               --------------
                                                                                   40,303,559
                                                                               --------------
          OREGON  0.8%
 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
          Inc Proj Ser A.............................       7.500   11/01/29        2,145,100
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg...       6.875   08/01/28        2,166,171
 2,500    Multnomah Cnty, OR Hosp Fac Auth Rev
          Terwilliger Plaza Proj Rfdg (Acquired
          05/21/04, Cost $2,442,200) (a).............       6.500   12/01/29        2,556,950
 5,093    Oregon St Hlth Hsg Ed & Cultural Fac Auth
          (AMT)......................................       7.250   06/01/28        5,145,971
   995    Oregon St Hlth Hsg Ed Auth OR Baptist
          Retirement Homes Ser A.....................       8.000   11/15/26        1,032,243
                                                                               --------------
                                                                                   13,046,435
                                                                               --------------

 34                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  5.4%
$2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250%  11/15/15   $    2,406,040
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250   11/15/22        2,402,700
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250   11/15/30        2,393,760
 2,000    Allegheny Cnty, PA Hosp Dev OH Vly Gen Hosp
          Proj A.....................................       5.125   04/01/35        2,009,100
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease Rev
          (AMT)......................................       6.625   09/01/24        1,924,080
 1,500    Allegheny Cnty, PA Redev Auth Pittsburgh
          Mills Proj.................................       5.600   07/01/23        1,560,735
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Ser A
          Rfdg.......................................       7.750   05/01/20        6,147,540
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)..................................       7.700   05/15/22        1,047,650
 1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler......................       6.200   05/01/19        1,028,060
 1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
          Hosp Ser A.................................       6.750   07/01/31        1,606,425
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg (g).........       6.500   11/01/28          675,400
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office..........................       6.000   01/01/25        2,789,610
 2,200    Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC
          Proj Rfdg (AMT)............................       5.850   06/01/27        2,314,092
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home..........................       6.625   04/01/28        1,038,660
 1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church....................       7.625   11/01/21        1,329,060
 3,000    Lehigh Cnty, PA Gen Purp Auth Rev Good
          Shepherd Group Ser A.......................       5.500   11/01/24        3,156,420
 3,585    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Grp..................................       6.200   11/01/14        3,540,761
 5,500    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Grp Rfdg.............................       6.000   11/01/23        5,294,355
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj..........................       6.100   06/01/18          955,760
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg (Prerefunded @
          12/01/05)..................................       7.000   12/01/10          513,175
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg (Prerefunded @
          12/01/05)..................................       7.250   12/01/15        2,566,925
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg (Prerefunded @
          12/01/05)..................................       7.400   12/01/20        6,162,060
 1,085    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj..................       6.000   02/01/21        1,133,771

See Notes to Financial Statements                                             35

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$4,500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj..................       6.250%  02/01/35   $    4,720,005
 1,390    Northeastern PA Hosp & Ed Auth
          Hlthcare Rev...............................       7.125   10/01/29        1,433,910
 1,500    Pennsylvania Econ Dev Fin Auth Reliant
          Energy Ser A (AMT).........................       6.750   12/01/36        1,613,280
 3,000    Pennsylvania Econ Dev Fin Auth Reliant
          Energy Seward Ser A (AMT)..................       6.750   12/01/36        3,226,560
   980    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A.................................       6.750   09/01/32        1,029,255
 7,000    Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA
          Insd)......................................       4.750   06/15/35        6,937,840
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg.......................................       7.750   12/01/17        2,197,193
 4,105    Philadelphia, PA Gas Wks Rev Drivers Ser
          384 (Inverse Fltg) (Acquired 01/20/04, Cost
          $4,956,436) (FSA Insd) (a).................       7.677   07/01/11        4,788,318
 2,140    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Rev Centralized Comp Human Svcs Ser A......       6.125   01/01/13        2,160,309
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg (Prerefunded @ 01/15/07)..........       7.250   01/15/17        1,601,985
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg (Prerefunded @ 01/15/07)..........       7.350   01/15/22        2,138,380
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
          Redstone Ser B.............................       8.000   11/15/23        1,652,040
                                                                               --------------
                                                                                   87,495,214
                                                                               --------------
          RHODE ISLAND  0.4%
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place...........................       7.250   07/01/20        1,796,037
 1,000    Rhode Island St Hlth & Ed Hosp Fin Ser A...       6.000   09/15/33        1,020,140
 3,000    Tobacco Settlement Fin Corp RI Asset Bkd
          Ser A......................................       6.000   06/01/23        3,177,720
                                                                               --------------
                                                                                    5,993,897
                                                                               --------------
          SOUTH CAROLINA  1.4%
 2,000    Newberry Investing in Children's Ed SC
          Installment Newberry Cnty Sch Dist Proj
          (c)........................................       5.000   12/01/30        2,007,780
 1,570    South Carolina Jobs Econ Dev Auth Hosp Fac
          Rev Impt Palmetto Hlth Alliance Ser A
          Rfdg.......................................       6.250   08/01/31        1,720,861
 2,965    South Carolina Jobs Econ Dev Auth Student
          Hdg Rev Drivers Ser 650 (Inverse Fltg)
          (Acquired 12/17/04, Cost $3,437,858) (MBIA
          Insd) (a)..................................       7.677   08/01/12        3,490,576
 1,000    South Carolina Jobs Econ Dev Episcopal Home
          Still Proj A...............................       6.000   05/15/17        1,026,510
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj.......................       7.750   10/01/24        2,195,480

 36                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$4,500    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj.......................       8.000%  10/01/31   $    4,967,415
 3,000    Tobacco Settlement Rev Mgmt Auth SC Tob
          Settlement Rev Ser B.......................       6.375   05/15/28        3,255,600
 3,165    Tobacco Settlement Rev Mgmt Auth SC Tob
          Settlement Rev Ser B.......................       6.375   05/15/30        3,613,006
                                                                               --------------
                                                                                   22,277,228
                                                                               --------------
          SOUTH DAKOTA  0.5%
 1,010    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A (AMT)...........................       6.000   12/15/18        1,015,181
 5,465    Sioux Falls, SD Multi-Family Hsg Inn
          Westport Proj Ser A (Acquired 01/26/04 to
          03/22/05, Cost $5,639,149) (a).............       7.500   12/01/34        5,651,247
 1,050    South Dakota St Hlth & Ed Fac Auth Rev
          Sioux Vly Hosp & Hlth Sys Ser A............       5.250   11/01/34        1,092,347
                                                                               --------------
                                                                                    7,758,775
                                                                               --------------
          TENNESSEE  1.0%
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd)................................       7.750   07/01/29        3,738,780
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn States Hlth Ser A Rfdg.......       7.500   07/01/33        1,178,390
 1,000    Johnson City, TN Hlth & Ed Fac Brd
          Retirement Fac Rev Appalachian Christian
          Vlg Proj Ser A.............................       6.250   02/15/32        1,024,780
 1,000    Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A......................................       7.000   12/01/23        1,022,290
 1,000    Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A......................................       7.250   12/01/34        1,026,330
 5,320    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev........................................       8.410   11/01/19        5,480,398
 2,815    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A (Acquired 06/08/89,
          Cost $2,815,000) (a).......................      10.000   11/01/19        3,025,196
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (Acquired 06/08/89, Cost $1,160,000)
          (a) (d)....................................      10.000   11/01/20          123,888
                                                                               --------------
                                                                                   16,620,052
                                                                               --------------
          TEXAS  8.5%
   435    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT)..............       6.250   10/01/08          435,526
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT)..............       6.500   10/01/23        2,895,300
 1,000    Atlanta, TX Hosp Auth Fac Rev..............       6.700   08/01/19        1,041,960
 2,035    Atlanta, TX Hosp Auth Fac Rev..............       6.750   08/01/29        2,086,893
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A (g).................       6.750   04/01/27          491,100

See Notes to Financial Statements                                             37

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$  990    Bexar Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Woodland Ridge Apt Proj Ser A
          (AMT)......................................       7.000%  01/01/39   $      975,407
 2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....       5.375   01/01/32        2,062,320
   735    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
          McKenna Mem Proj Ser A.....................       6.250   02/01/32          786,825
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Cap
          Apprec Rfdg (Acquired 08/28/89, Cost
          $660,829) (a)..............................        *      08/01/11        1,181,213
 3,445    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg...       7.250   04/01/32        3,562,475
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg
          (Prerefunded @ 10/01/10)...................       5.750   10/01/17        3,303,769
 2,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A..................................       7.000   09/01/25        2,706,450
 3,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A..................................       7.125   09/01/34        3,794,840
 6,400    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
          Ser B (AMT)................................       6.125   07/15/17        5,463,424
   500    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
          Ser C (AMT)................................       5.700   07/15/29          371,260
20,280    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
          Ser E (AMT)................................       6.750   07/01/21       18,162,160
 4,155    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
          Ser E (AMT)................................       6.750   07/01/29        3,621,623
 1,750    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (AMT) (FSA Insd)...........................       5.125   07/01/32        1,796,970
 3,000    Houston, TX Hlth Fac Dev Corp Buckingham Sr
          Living Cmnty Ser A.........................       7.125   02/15/34        3,300,870
 3,500    Houston, TX Util Sys Rev Comb First Lien
          Rfdg (FSA Insd)............................       4.750   11/15/30        3,529,225
10,000    Houston, TX Util Sys Rev Comb First Lien
          Rfdg (FSA Insd)............................       5.000   11/15/35       10,439,800
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (Acquired 10/20/99,
          Cost $3,784,875) (FSA Insd) (a)............       8.752   05/15/15        4,458,900
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (Acquired 10/20/99,
          Cost $9,073,939) (FSA Insd) (a)............       8.752   05/15/14       10,520,402
 1,445    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj Ser A (g)....................       6.500   07/01/19        1,222,080
 2,270    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
          Mem Hlth Sys of East TX Rfdg...............       5.700   02/15/28        2,345,727
 2,265    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apt Proj.......................       6.500   12/01/30        2,200,606
 2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................       7.250   01/01/31        2,587,350
 2,820    Midlothian, TX Dev Auth Tax Increment
          Contract Rev...............................       6.700   11/15/23        2,909,084

 38                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev...............................       7.875%  11/15/26   $    2,207,800
 1,500    Midlothian, TX Dev Auth Tax Increment
          Contract Rev (Acquired 12/02/04, Cost
          $1,500,000) (a)............................       6.200   11/15/29        1,510,800
19,085    North TX Twy Auth Dallas North Twy Sys Rev
          Ser A (FSA Insd)...........................       5.000   01/01/40       19,675,490
 1,000    Richardson, TX Hosp Auth Rev Baylor &
          Richardson Impt Rfdg.......................       5.625   12/01/28        1,030,290
   250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Ctr Part....................       8.250   12/01/19          250,305
 1,600    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (AMT) (GNMA Collateralized)............       6.900   07/02/24        1,615,408
    30    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev (AMT) (b)...................       7.849   10/01/25           30,004
 1,675    Texas St Pub Fin Auth Sch Excellence Ed
          Proj Ser A (Acquired 12/02/04,
          Cost $1,654,197) (a).......................       7.000   12/01/34        1,737,226
 1,500    Texas St Student Hsg Corp MSU Proj
          Midwestern St Univ.........................       6.500   09/01/34        1,586,025
 2,950    Tomball, TX Hosp Auth Rev Hosp Tomball Regl
          Hosp.......................................       6.000   07/01/29        3,043,899
 1,000    Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj.......................................       5.500   11/15/25          985,570
 1,350    Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj.......................................       5.650   11/15/35        1,331,816
   965    Wichita Cnty, TX Hlth Fac Rolling Meadows
          Fac Ser A Rfdg.............................       6.250   01/01/28          980,826
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj.......................................       7.500   12/01/29        2,430,475
                                                                               --------------
                                                                                  136,669,493
                                                                               --------------
          UTAH  0.2%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (d)...................................       7.800   09/01/15          300,000
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (d)...................................       8.000   09/01/20          349,500
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (d)...................................       7.800   09/01/25          300,000
 2,395    Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj
          Ser A......................................       6.875   07/01/27        2,422,710
    60    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................       6.100   07/01/13           61,455
                                                                               --------------
                                                                                    3,433,665
                                                                               --------------

See Notes to Financial Statements                                             39

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          VERMONT  0.2%
$1,910    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
          Fac Copley Manor Proj......................       6.500%  04/01/33   $    1,826,571
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A..............       6.000   12/15/09        1,068,620
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj....................       6.625   10/01/29        1,037,210
                                                                               --------------
                                                                                    3,932,401
                                                                               --------------
          VIRGINIA  2.6%
 4,000    Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev
          Covenant Sch Inc Ser A.....................       7.750   07/15/32        4,421,880
   930    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A (AMT).....................       7.000   04/01/14          849,834
 2,500    Henrico Cnty, VA Econ Dev Auth Residential
          Care Fac Rev Utd Methodist Ser A Rfdg......       6.500   06/01/22        2,676,600
 6,000    Peninsula Port Auth VA Residential Care Fac
          Rev VA Baptist Homes Ser A.................       7.375   12/01/32        6,698,700
 4,000    Roanoke Cnty, VA Indl Dev Auth Glebe Inc
          Ser A......................................       6.300   07/01/35        4,118,720
 3,000    Tobacco Settlement Fin Corp VA Asset Bkd...       5.500   06/01/26        3,126,540
17,620    Tobacco Settlement Fin Corp VA Asset Bkd...       5.625   06/01/37       18,324,624
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj (AMT)...............       7.250   11/01/24        1,712,444
                                                                               --------------
                                                                                   41,929,342
                                                                               --------------
          WASHINGTON  1.0%
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp........................       7.250   12/01/15        1,036,920
 8,830    Tobacco Settlement Auth WA Asset Bkd.......       6.625   06/01/32        9,862,050
 5,000    Washington St Hlthcare Fac Overlake Hosp
          Med Ctr Ser B (ACA Insd)...................       5.000   07/01/38        5,065,100
                                                                               --------------
                                                                                   15,964,070
                                                                               --------------
          WISCONSIN  1.0%
   800    Baldwin, WI Hosp Rev Mtg Ser A.............       6.125   12/01/18          803,216
 1,000    Baldwin, WI Hosp Rev Mtg Ser A.............       6.375   12/01/28        1,004,800
 1,745    Milwaukee, WI Rev Sr Air Cargo (AMT).......       6.500   01/01/25        1,842,162
   750    Wisconsin Hlth & Ed Fac Eastcastle Pl Inc
          Proj.......................................       6.000   12/01/24          768,150
 2,000    Wisconsin St Hlth & Ed Fac Auth Rev Aurora
          Hlthcare Inc Ser A.........................       5.600   02/15/29        2,054,480
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj...........       7.500   07/01/26        3,083,850
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
          Vlg Proj Ser A.............................       7.625   08/15/30        1,049,690
 1,500    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty
          Hosp Inc Ser A.............................       6.750   08/15/34        1,596,570

 40                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$1,000    Wisconsin St Hlth & Ed Fac Divine Savior
          Hlthcare Ser C.............................       7.500%  05/01/32   $    1,051,710
 2,000    Wisconsin St Hlth & Ed Fac Fort Hlthcare
          Inc Proj...................................       6.100   05/01/34        2,148,640
 1,500    Wisconsin St Hlth & Ed Fac Southwest Hlth
          Ctr Ser A..................................       6.125   04/01/24        1,530,345
                                                                               --------------
                                                                                   16,933,613
                                                                               --------------
          WYOMING  0.1%
 1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
          Med Ctr....................................       6.750   12/01/27        1,557,915
                                                                               --------------

          PUERTO RICO  1.8%
61,000    Childrens Tr Fd PR Tob Settlement Rev Asset
          Bkd Bds Ser B..............................        *      05/15/55        2,075,220
20,000    Puerto Rico Comwlth Hwy & Trans Auth Trans
          Rev Ser K (c)..............................       5.000   07/01/40       20,542,400
   465    Puerto Rico Port Auth Rev Spl Fac Amern
          Airl Ser A (AMT)...........................       6.250   06/01/26          349,364
 5,000    Puerto Rico Pub Bldg Auth Rev Govt Fac Ser
          I..........................................       5.250   07/01/33        5,301,900
                                                                               --------------
                                                                                   28,268,884
                                                                               --------------
          U.S. VIRGIN ISLANDS  0.2%
 2,500    Northern Mariana Islands Ser A.............       7.375   06/01/30        2,701,650
 1,000    Virgin Islands Pub Fin Auth Resr Secd-
          Hovensa Refinery (AMT).....................       5.875   07/01/22        1,083,440
                                                                               --------------
                                                                                    3,785,090
                                                                               --------------
TOTAL MUNICIPAL BONDS  99.5%................................................    1,603,705,085
                                                                               --------------

See Notes to Financial Statements                                             41

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------

EQUITY 0.0%
GMT Holdings, LLC (h).......................................      2,240    $            0
                                                                           --------------

TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $1,571,249,724).....................................                1,603,705,085

SHORT-TERM INVESTMENTS  0.9%
  (Cost $15,295,000)........................................                   15,295,000
                                                                           --------------

TOTAL INVESTMENTS  100.4%
  (Cost $1,586,544,724).....................................                1,619,000,085

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)...............                   (6,760,688)
                                                                           --------------

NET ASSETS  100.0%..........................................               $1,612,239,397
                                                                           ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 12.4% of net assets.

(b) The Fund owns 100% of the bond issuance.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Non-income producing security.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Payment-in-kind security.

(g) Interest is accruing at less than the stated coupon.

(h) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

 42                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $1,586,544,724).....................  $1,619,000,085
Cash........................................................          91,280
Receivables:
  Interest..................................................      27,433,229
  Investments Sold..........................................      18,501,457
  Fund Shares Sold..........................................       4,746,693
Other.......................................................         204,561
                                                              --------------
    Total Assets............................................   1,669,977,305
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      49,056,200
  Fund Shares Repurchased...................................       4,385,107
  Income Distributions......................................       2,300,172
  Distributor and Affiliates................................         935,387
  Investment Advisory Fee...................................         604,261
Trustees' Deferred Compensation and Retirement Plans........         241,145
Accrued Expenses............................................         215,636
                                                              --------------
    Total Liabilities.......................................      57,737,908
                                                              --------------
NET ASSETS..................................................  $1,612,239,397
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,697,673,271
Net Unrealized Appreciation.................................      32,455,361
Accumulated Undistributed Net Investment Income.............      (2,187,250)
Accumulated Net Realized Loss...............................    (115,701,985)
                                                              --------------
NET ASSETS..................................................  $1,612,239,397
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,267,316,438 and 95,774,352 shares of
    beneficial interest issued and outstanding).............  $        13.23
    Maximum sales charge (4.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        13.89
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $144,877,970 and 10,955,550 shares of
    beneficial interest issued and outstanding).............  $        13.22
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $200,044,989 and 15,013,203 shares of
    beneficial interest issued and outstanding).............  $        13.32
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             43

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $ 77,343,468
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,813,918
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,355,217, $1,349,823 and $1,306,128,
  respectively).............................................     5,011,168
Shareholder Services........................................       645,016
Legal.......................................................       423,430
Custody.....................................................       136,041
Trustees' Fees and Related Expenses.........................        28,062
Other.......................................................       543,016
                                                              ------------
    Total Expenses..........................................    12,600,651
    Less Credits Earned on Cash Balances....................        65,379
                                                              ------------
    Net Expenses............................................    12,535,272
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 64,808,196
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(21,139,963)
  Futures...................................................    (3,232,890)
                                                              ------------
Net Realized Loss...........................................   (24,372,853)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (10,959,084)
  End of the Period.........................................    32,455,361
                                                              ------------
Net Unrealized Appreciation During the Period...............    43,414,445
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 19,041,592
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 83,849,788
                                                              ============

 44                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $   64,808,196       $  45,887,234
Net Realized Loss....................................       (24,372,853)        (27,452,425)
Net Unrealized Appreciation During the Period........        43,414,445          26,901,695
                                                         --------------       -------------
Change in Net Assets from Operations.................        83,849,788          45,336,504
                                                         --------------       -------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (55,305,117)        (38,473,790)
  Class B Shares.....................................        (6,722,269)         (6,237,920)
  Class C Shares.....................................        (6,404,362)         (2,997,702)
                                                         --------------       -------------
Total Distributions..................................       (68,431,748)        (47,709,412)
                                                         --------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................        15,418,040          (2,372,908)
                                                         --------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       800,745,467         368,145,718
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        45,579,353          30,424,886
Cost of Shares Repurchased...........................      (223,389,642)       (133,088,608)
                                                         --------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       622,935,178         265,481,996
                                                         --------------       -------------
TOTAL INCREASE IN NET ASSETS.........................       638,353,218         263,109,088
NET ASSETS:
Beginning of the Period..............................       973,886,179         710,777,091
                                                         --------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of ($2,187,250)
  and $1,540,919, respectively)......................    $1,612,239,397       $ 973,886,179
                                                         ==============       =============

See Notes to Financial Statements                                             45

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                               --------------------------------------------------
                                               2005       2004      2003     2002 (A)     2001
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................    $  13.00    $13.03    $13.21     $13.25     $13.27
                                             --------    ------    ------     ------     ------
  Net Investment Income..................         .72(c)    .74(c)    .79        .78        .77
  Net Realized and Unrealized
    Gain/Loss............................         .27       -0-      (.25)      (.11)      (.05)
                                             --------    ------    ------     ------     ------
Total from Investment Operations.........         .99       .74       .54        .67        .72
Less Distributions from Net Investment
  Income.................................         .76       .77       .72        .71        .74
                                             --------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD.......    $  13.23    $13.00    $13.03     $13.21     $13.25
                                             ========    ======    ======     ======     ======

Total Return (b).........................       7.75%     5.87%     4.21%      5.28%      5.46%
Net Assets at End of the Period
  (In millions)..........................    $1,267.3    $766.1    $560.9     $579.1     $607.1
Ratio of Expenses to Average Net
  Assets.................................        .86%      .91%      .89%       .86%       .87%
Ratio of Net Investment Income to Average
  Net Assets.............................       5.41%     5.74%     6.07%      5.99%      5.88%
Portfolio Turnover.......................         48%       16%       14%        14%        22%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

 46                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                ------------------------------------------------
                                               2005      2004      2003     2002 (A)     2001
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................    $12.99    $13.02    $13.20     $13.24     $13.27
                                              ------    ------    ------     ------     ------
  Net Investment Income...................       .62(c)    .65(c)    .69(c)     .70        .68
  Net Realized and Unrealized Gain/Loss...       .27      (.01)     (.25)      (.12)      (.06)
                                              ------    ------    ------     ------     ------
Total from Investment Operations..........       .89       .64       .44        .58        .62
Less Distributions from Net Investment
  Income..................................       .66       .67       .62        .62        .65
                                              ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD........    $13.22    $12.99    $13.02     $13.20     $13.24
                                              ======    ======    ======     ======     ======

Total Return (b)..........................     7.04%     5.07%     3.42%      4.49%      4.71%
Net Assets at End of the Period
  (In millions)...........................    $144.9    $123.8    $115.6     $149.5     $176.5
Ratio of Expenses to Average Net Assets...     1.61%     1.67%     1.64%      1.62%      1.63%
Ratio of Net Investment Income to Average
  Net Assets..............................     4.67%     5.00%     5.32%      5.23%      5.12%
Portfolio Turnover........................       48%       16%       14%        14%        22%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             47

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                ------------------------------------------------
                                               2005      2004      2003     2002 (A)     2001
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................    $13.09    $13.11    $13.20     $13.24     $13.27
                                              ------    ------    ------     ------     ------
  Net Investment Income...................       .62(d)    .64(d)    .79(d)     .70        .68
  Net Realized and Unrealized
    Gain/Loss.............................       .27       .01      (.26)      (.12)      (.06)
                                              ------    ------    ------     ------     ------
Total from Investment Operations..........       .89       .65       .53        .58        .62
Less Distributions from Net Investment
  Income..................................       .66       .67       .62        .62        .65
                                              ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD........    $13.32    $13.09    $13.11     $13.20     $13.24
                                              ======    ======    ======     ======     ======

Total Return (b)..........................     6.98%     5.10%(e)  4.10%(c)   4.49%      4.71%
Net Assets at End of the Period
  (In millions)...........................    $200.0    $ 84.0    $ 34.3     $ 38.5     $ 44.4
Ratio of Expenses to Average
  Net Assets..............................     1.62%     1.65%(e)  1.64%      1.62%      1.62%
Ratio of Net Investment Income to Average
  Net Assets..............................     4.62%     4.94%(e)  6.00%(c)   5.23%      5.13%
Portfolio Turnover........................       48%       16%       14%        14%        22%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) Based on average shares outstanding.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 48                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively. The Fund registered Class I Shares on December 30, 2004. There were no sales of Class I Shares for the period ended September 30, 2005.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had $49,056,200 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $92,093,340 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$ 1,076,939.................................................  September 30, 2006
  9,610,374.................................................  September 30, 2008
 10,147,307.................................................  September 30, 2009
 16,221,240.................................................  September 30, 2010
 22,472,916.................................................  September 30, 2011
  3,607,121.................................................  September 30, 2012
 28,957,443.................................................  September 30, 2013

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,586,128,607
                                                              ==============
Gross tax unrealized appreciation...........................  $   61,917,344
Gross tax unrealized depreciation...........................     (29,045,866)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   32,871,478
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 were as follows:

                                                               2005       2004
Distributions paid from:
  Ordinary income...........................................  $1,843    $115,296
  Long-term capital gain....................................     -0-         -0-
                                                              ------    --------
                                                              $1,843    $115,296
                                                              ======    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a portion of the capital loss carryforward expiring in the current year totaling $9,854,061 has been reclassified from accumulated net realized loss to capital. Additionally, permanent book and tax differences relating to the Fund's investment in other

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

regulated investment companies totaling $3,207, book to tax accretion differences on bonds sold totaling $18,847, and book to tax accretion differences totaling $126,671 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $48,591

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, the capitalization of reorganization and restructuring costs, and post October losses of $23,710,338 which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $65,379 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $45,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $174,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $550,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $150,660 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    During the year ended September 30, 2005, the Adviser voluntarily reimbursed the Fund $30,000 for losses incurred on the sale of portfolio securities which resulted from the correction of a compliance violation.

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $1,335,340,672, $161,304,015 and
$201,028,584 for Classes A, B and C, respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   46,042,142    $ 610,280,678
  Class B...................................................    3,997,568       52,841,157
  Class C...................................................   10,302,312      137,623,632
                                                              -----------    -------------
Total Sales.................................................   60,342,022    $ 800,745,467
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,846,859    $  37,712,082
  Class B...................................................      322,306        4,263,931
  Class C...................................................      269,962        3,603,340
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,439,127    $  45,579,353
                                                              ===========    =============
Repurchases:
  Class A...................................................  (12,050,561)   $(158,836,281)
  Class B...................................................   (2,891,622)     (38,202,420)
  Class C...................................................   (1,980,028)     (26,350,941)
                                                              -----------    -------------
Total Repurchases...........................................  (16,922,211)   $(223,389,642)
                                                              ===========    =============

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $853,930,073, $143,286,846 and
$87,375,235 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   20,778,883    $ 270,278,898
  Class B...................................................    2,866,387       37,221,319
  Class C...................................................    4,630,792       60,645,501
                                                              -----------    -------------
Total Sales.................................................   28,276,062    $ 368,145,718
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,924,479    $  24,925,465
  Class B...................................................      282,301        3,654,185
  Class C...................................................      141,730        1,845,236
                                                              -----------    -------------
Total Dividend Reinvestment.................................    2,348,510    $  30,424,886
                                                              ===========    =============
Repurchases:
  Class A...................................................   (6,820,426)   $ (88,176,943)
  Class B...................................................   (2,498,494)     (32,303,015)
  Class C...................................................     (970,228)     (12,608,650)
                                                              -----------    -------------
Total Repurchases...........................................  (10,289,148)   $(133,088,608)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 1,446,189 and 351,113 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 51,804 and 0 Class C Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within six years

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                              CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE OF
                                                                DOLLAR AMOUNT SUBJECT
                                                                      TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................  4.00%               1.00%
Second......................................................  3.75%                None
Third.......................................................  3.50%                None
Fourth......................................................  2.50%                None
Fifth.......................................................  1.50%                None
Sixth.......................................................  1.00%                None
Seventh and Thereafter......................................   None                None

    For the year ended September 30, 2005, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,581,300 and CDSC on redeemed shares of approximately $246,100. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund received redemption fees of $14, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,214,417,911 and $585,626,384, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2005 are as follows:

                                                              CONTRACTS
Outstanding at September 30, 2004...........................       -0-
Futures Opened..............................................    16,431
Futures Closed..............................................   (16,431)
                                                               -------
Outstanding at September 30, 2005...........................       -0-
                                                               =======

B. INDEXED SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,134,300 and $557,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Included in the fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $1,900,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $83,400.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and later trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, that plaintiff's proposed second amended derivative complaint was withdrawn and that the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Strategic Municipal Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 11, 2005

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.99% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  39, 399, 539
                                                                STMI ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02748P-Y09/05

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                             VAN KAMPEN CALIFORNIA INSURED TAX    LEHMAN BROTHERS MUNICIPAL BOND
                                                                         FREE FUND                            INDEX
                                                             ---------------------------------    ------------------------------
9/95                                                                        9677                              10000
12/95                                                                      10196                              10413
                                                                            9989                              10288
                                                                           10055                              10366
                                                                           10332                              10604
12/96                                                                      10624                              10874
                                                                           10532                              10848
                                                                           10931                              11222
                                                                           11236                              11560
12/97                                                                      11573                              11873
                                                                           11694                              12010
                                                                           11875                              12192
                                                                           12312                              12567
12/98                                                                      12306                              12642
                                                                           12399                              12755
                                                                           12074                              12529
                                                                           11888                              12479
12/99                                                                      11679                              12381
                                                                           12206                              12743
                                                                           12357                              12935
                                                                           12744                              13248
12/00                                                                      13385                              13827
                                                                           13550                              14134
                                                                           13496                              14226
                                                                           14029                              14626
12/01                                                                      13867                              14537
                                                                           13884                              14673
                                                                           14374                              15210
                                                                           15293                              15933
12/02                                                                      15162                              15933
                                                                           15266                              16124
                                                                           15562                              16540
                                                                           15548                              16553
12/03                                                                      15812                              16780
                                                                           16028                              17070
                                                                           15583                              16666
                                                                           16235                              17314
12/04                                                                      16485                              17530
                                                                           16410                              17523
                                                                           16963                              18037
9/05                                                                       16615                              18015

                              A SHARES               B SHARES               C SHARES              I SHARES
                           since 12/13/85          since 4/30/93          since 8/13/93        since 8/12/2005
---------------------------------------------------------------------------------------------------------------
                                      W/MAX                  W/MAX                  W/MAX
                                      4.75%                  4.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES         W/O SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE         CHARGES

Since Inception            6.97%       6.71%      5.03%       5.03%      4.56%       4.56%          0.17%

10-year                    5.72        5.21       5.26        5.26       4.96        4.96            N/A

5-year                     5.78        4.76       5.29        5.05       5.03        5.03            N/A

1-year                     3.96       -0.96       4.10        0.10       3.26        2.26            N/A
---------------------------------------------------------------------------------------------------------------

SEC Yield                       2.91%                  2.25%                  2.30%                 3.08%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12B-1 PLAN THAN DID CLASS A SHARES FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 2005, THE TOTAL OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF CLASS A SHARES. THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12B-1 PLAN ARE HIGHER THAN THOSE PAYABLE BY CLASS A SHARES.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Effective June 1, 2005, the maximum sales charge for Class A shares increased to 4.75% from 3.25% and the contingent deferred sales charge for Class B shares increased to 4.00% in years one and two, 3.00% in year three, 2.50% in year four, 1.50% in year five and 0.00% in year six and thereafter from 3.00% in year one, 2.50% in year two, 2.00% in year three, 1.00% in year four and 0.00% in year five and thereafter. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year four), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen California Insured Tax Free Fund is managed by the Adviser's Municipal Fixed-Income team.(1) Members of the team include Joseph A. Piraro and Robert J. Stryker, Vice Presidents of the Adviser; and Joseph R. Arcieri, Executive Director of the Adviser.

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis points increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.

Although issuance dipped from last year's pace, the State of California remained the leading issuer of municipal debt for the first nine months of 2005. Throughout the period, the state made notable progress shoring up its fiscal and credit conditions. For example, the government's plan to reduce budgetary deficits has been generally well received. In recognition of the state's strides, rating agencies upgraded California debt, while increased market interest resulted in broad price appreciation. However, the outlook for the state is not entirely unclouded. The governor has struggled with declining popularity and growing impatience from residents over pace of reforms--factors which could stall the pace of continued reforms.

PERFORMANCE ANALYSIS

The fund returned 3.96 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

-------------------------------------------------------------------
                                    LEHMAN BROTHERS MUNICIPAL
      CLASS A   CLASS B   CLASS C          BOND INDEX

       3.96%     4.10%     3.26%              4.05%
-------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2005, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying bonds when they are in our opinion attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds that we believe have greater potential for future total return.

Reflecting our view that rates would move higher and that the yields of short-term bonds would rise faster than those of bonds with longer maturities, we kept the overall duration of the fund shorter than that of its benchmark index. (Duration is a measure of interest rate sensitivity.) Our analysis led us to favor bonds within the 25- to 30-year segment of the market. In keeping with our conservative strategy, we favored bonds with premium (above-market) coupons and more defensive interest rate characteristics. Although we have high
 4
conviction in the long-term total return potential of these issues, they increased the fund's exposure to a segment of the California market which trailed the broader Lehman Brothers Municipal Bond Index during the annual period. To fund these purchases, we sold bonds with maturities of 10 years and less. We were also able to take advantage of refinancing trends by selling pre-refunded bonds that had appreciated significantly during the time the fund had held them. A modest position in inverse floaters (about 3 percent of the portfolio as of the end of the reporting period) provided an additional boost to performance.

Meanwhile, we largely avoided zero coupon bonds because of their volatility. Increased exposure to zero coupon securities would extend the duration of the portfolio, and our long-term preference was to manage the portfolio's overall interest rate exposure more conservatively. This decision tempered the fund's pace over the period.

We kept the fund well diversified across the major sectors of the California market, with an emphasis on essential services. The abundant issuance of insured debt provided us with considerable choice and flexibility in constructing the portfolio during the period. At the end of the period, the largest sectors represented in the portfolio were public education, public building, tax allocation, higher education and general purpose. In contrast, we avoided housing bonds due to their less attractive structures.

In addition to sector diversification, we invested in bonds insured by a range of companies. This strategy enhanced performance during the period. While all of these insurers were AAA rated, not all were equally well-known in the market. In certain cases, the less well-known companies offered higher yields. As a result, we were able to increase the income of the portfolio within the strict parameters of our quality criteria.

Reflecting its focus on bonds that offer the credit enhancement of insurance, the portfolio was rated AAA at the end of the period.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

TOP 5 SECTORS AS OF 9/30/05                 RATINGS ALLOCATIONS AS OF 9/30/05
Public Education              19.3%         AAA/Aaa                         100%
Public Building               18.3
Tax Allocation                17.8
Higher Education              14.1
General Purpose                8.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/05 - 09/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/05           9/30/05       4/1/05-9/30/05
Class A
  Actual......................................    $1,000.00        $1,028.53          $4.78
  Hypothetical................................     1,000.00         1,020.37           4.76
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,029.89           4.17
  Hypothetical................................     1,000.00         1,020.97           4.15
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,025.31           8.48
  Hypothetical................................     1,000.00         1,016.67           8.44
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,001.68           0.92
  Hypothetical................................     1,000.00         1,024.17           3.70
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 0.82%, 1.67%, and 0.73% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through September 30, 2005.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  98.5%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec Ser A
          (FSA Insd) (a)..................................   *      09/01/20   $    979,536
 1,000    Anaheim, CA Pub Fin Auth Rev Elec Sys Generation
          Ser B Rfdg (FSA Insd)........................... 5.000%   10/01/16      1,065,260
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)............................... 9.970    12/28/18      2,364,940
 1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
          (AMBAC Insd) (a)................................ 5.250    07/01/17      1,557,484
 2,735    Bay Area Govt Assn CA Lease West Sacramento Ser
          A (XLCA Insd) (a)............................... 5.000    09/01/29      2,821,262
 1,070    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.250    08/01/24      1,158,318
 1,000    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/28      1,049,080
 1,730    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd) (a)....................................... 5.500    08/01/17      1,914,539
 1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd) (a)....................................... 5.500    08/01/18      2,047,339
   455    Calexico, CA Cmnty Redev Agy Tax Alloc Merged
          Cent Bus & Residential Ser C (AMBAC Insd)....... 5.000    08/01/28        476,026
 7,000    California Edl Fac Auth Rev Univ Of The Pacific
          (MBIA Insd)..................................... 5.875    11/01/20      7,763,070
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdg First Lien Ser A (FGIC Insd)..... 5.000    07/01/29      2,085,320
 1,050    California Spl Dist Assn Fin Corp Ctf Partn Pgm
          Ser DD (FSA Insd) (a)........................... 5.625    01/01/27      1,099,413
 1,150    California St (FGIC Insd)....................... 6.250    09/01/12      1,340,900
 1,835    California St (XLCA Insd)....................... 6.250    09/01/12      2,124,967
 1,200    California St Dept Transn Ctf Ser A Rfdg (MBIA
          Insd)........................................... 5.250    03/01/16      1,258,668
 1,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.500    05/01/16      1,111,680
 1,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.375    05/01/18      1,097,000
 2,500    California St Dept Wtr Res Pwr Supply Rev Rite
          Ser B (Inverse Fltg) (MBIA Insd) (Acquired
          9/8/03, Cost $2,676,175) (a) (b)................ 7.771    05/01/11      2,979,425
 2,500    California St Pub Wks Brd Lease Dept Corrections
          Ten Admin Ser A (AMBAC Insd).................... 5.250    03/01/17      2,681,875
 4,125    California St Pub Wks Brd Lease Rev CA St Univ
          Ser A Rfdg (AMBAC Insd) (a)..................... 5.500    10/01/14      4,308,934
 7,750    California St Rfdg (FGIC Insd).................. 5.000    02/01/23      8,059,147
 1,000    California St Univ Rev & Colleges Systemwide Ser
          A (AMBAC Insd).................................. 5.375    11/01/18      1,105,180
 2,000    California St Univ Rev Systemwide Ser C (MBIA
          Insd) (c)....................................... 5.000    11/01/38      2,099,320

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    Carson, CA Redev Agy Redev Proj Area No 1 Tax
          Alloc (MBIA Insd)............................... 5.500%   10/01/15   $  1,129,700
 2,000    Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd)..................... 7.000    08/01/12      2,408,700
 3,000    Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
          (MBIA Insd)..................................... 5.250    08/01/23      3,221,250
 2,350    Cerritos, CA Cmnty College Dist Rfdg (AMBAC
          Insd)........................................... 5.000    08/01/20      2,524,581
   100    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/26        105,208
   125    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/28        131,135
 1,205    Channel Islands Beach, CA Cmnty Svcs Dist Ctf
          Partn CA Spl Dist Fin Proj BB (FSA Insd) (a).... 5.700    09/01/21      1,283,060
 2,000    Chula Vista, CA Pub Fin Auth Rev Ser A Rfdg
          (MBIA Insd)..................................... 5.000    09/01/29      2,089,820
 1,160    Coachella, CA Fin Auth Tax Proj 1 & 2 Ser A Rfdg
          (XLCA Insd) (a)................................. 5.250    12/01/30      1,230,516
 3,400    Contra Costa, CA Cmnty College Election 2002
          (MBIA Insd)..................................... 5.000    08/01/29      3,561,772
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)........................................... 5.000    06/01/21      1,058,020
 3,125    El Camino, CA Cmnty College Dist Rfdg (FSA
          Insd)........................................... 5.000    08/01/22      3,325,875
 1,280    Fillmore, CA Uni Sch Dist Election 2004 Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,350,656
 1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac Impt
          Dist No 2 Ser A (MBIA Insd)..................... 5.375    10/01/17      1,435,109
 1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty Ctr
          Rfdg (FSA Insd) (a)............................. 5.000    10/01/16      1,456,682
 1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
          Proj Rfdg (MBIA Insd)........................... 5.000    09/01/21      1,556,930
   650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA Insd).... 5.000    06/01/17        695,299
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/17        696,613
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/18        747,753
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/19        804,580
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/20        863,388
 1,000    Fullerton, CA Sch Dist 2002 Election Ser B (FSA
          Insd)........................................... 5.125    08/01/26      1,066,790
 1,500    Gilroy, CA Uni Sch Dist Election 2002 (FGIC
          Insd)........................................... 5.000    08/01/27      1,582,800
 2,000    Glendale, CA Redev Agy Tax Ctr Glendale Redev
          Proj (MBIA Insd)................................ 5.250    12/01/20      2,160,980

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,425    Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
          Ser A (MBIA Insd)............................... 5.000%   09/01/24   $  2,535,338
 5,000    Golden St Tobacco Securitization Corp CA Tobacco
          Settlement Rev Enhanced Asset Bkd Ser A (FGIC
          Insd)........................................... 5.000    06/01/38      5,199,950
 2,230    Hanford, CA High Sch Dist Election 1998 Ser C
          (MBIA Insd) (a)................................. 5.700    08/01/28      2,508,839
 1,250    Hemet, CA Uni Sch Dist Ctf Partn Nutrition Ctr
          Proj (FSA Insd)................................. 5.875    04/01/27      1,321,813
 2,500    Huntington Beach, CA High Election 2004 (FSA
          Insd)........................................... 5.000    08/01/26      2,630,200
 2,000    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
          (FSA Insd)...................................... 5.250    11/01/23      2,144,780
 1,950    Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
          (AMBAC Insd) (a)................................ 5.000    07/01/19      2,076,009
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged Redev
          Proj Ser A Rfdg (AMBAC Insd).................... 5.250    05/01/23      2,243,500
 1,715    Irvine, CA Pub Fac & Infrastructure Ser B (AMBAC
          Insd) (a)....................................... 5.000    09/02/23      1,778,404
 2,000    La Canada, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.500    08/01/28      2,209,580
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.250    09/01/24      2,163,320
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.000    09/01/29      2,092,920
 2,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 (AMBAC Insd).......................... 5.000    09/01/22      2,109,560
 1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev Ser
          A (AMBAC Insd).................................. 5.250    08/01/16      1,090,780
 1,000    Long Beach, CA Bd Fin Auth Lease Rev Rainbow
          Harbor Refin Proj Ser A (AMBAC Insd)............ 5.250    05/01/24      1,065,900
 1,260    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/16      1,384,173
 1,545    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/20      1,673,003
 1,500    Long Beach, CA Bd Fin Auth Rev Redev Hsg & Gas
          Util Fin Ser A-1 (AMBAC Insd)................... 5.000    08/01/35      1,554,765
 1,000    Los Angeles Cnty, CA Ctf Part Disney Pkg Proj
          Rfdg (AMBAC Insd)............................... 4.750    03/01/23      1,013,310
 2,740    Los Angeles Cnty, CA Ctf Partn Antelope Vly
          Courthouse Ser A (AMBAC Insd)................... 5.750    11/01/16      3,043,071
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd).... 5.000    07/01/23      1,051,300
 1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd).... 5.000    07/01/15      1,329,811
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd).... 5.000    07/01/16      1,070,630

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,265    Los Angeles Cnty, CA Schs Regionalized Business
          Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
          (AMBAC Insd)....................................   *      08/01/24   $    520,168
 1,975    Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
          (MBIA Insd) (a)................................. 5.000%   02/01/19      2,070,393
 2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
          Insd)........................................... 5.000    07/01/26      2,094,400
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)..................... 6.100    07/01/25      2,382,451
 1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg Dist
          No 96 Ser 1 (AMBAC Insd) (a).................... 5.000    03/01/21      1,435,899
 1,000    Lynwood, CA Uni Sch Dist 2002 Election Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,045,750
 1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts Ser A
          (FSA Insd)...................................... 5.250    07/01/18      1,627,335
 1,105    Monrovia, CA Fin Auth Lease Rev Hillside
          Wilderness Preserve (AMBAC Insd)................ 5.000    12/01/20      1,175,532
 2,000    Montclair, CA Redev Agy Tax Redev Proj No V Rfdg
          (MBIA Insd)..................................... 5.000    10/01/20      2,112,980
 1,000    Mount Pleasant, CA Elem Sch Dist 1998 Election
          Ser C (FSA Insd)................................ 5.500    03/01/26      1,092,220
 1,570    Mountain View, CA Shoreline Tax Alloc Ser A
          (MBIA Insd) (a)................................. 5.250    08/01/16      1,711,410
 1,105    National City, CA Cmnty Dev Com Redev Proj Ser B
          Rfdg (AMBAC Insd)............................... 5.250    08/01/32      1,184,869
 2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)....... 5.250    09/01/16      2,152,440
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)............................... 5.750    09/01/15      1,306,113
 1,000    Novato, CA Uni Sch Dist (FSA Insd).............. 5.000    08/01/28      1,049,080
 3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
          Insd)........................................... 5.250    08/01/25      4,194,609
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
          Insd)........................................... 5.000    08/01/17      1,054,880
 1,300    Oceanside, CA Ctf Part Ser A Rfdg (AMBAC
          Insd)........................................... 5.200    04/01/23      1,381,809
 1,930    Ontario, CA Redev Fin Auth Rev Proj No 1 Ctr
          City & Cimarron (MBIA Insd)..................... 5.250    08/01/15      2,113,987
 3,025    Orange Cnty, CA Pub Fin Auth Lease Rev Juvenile
          Justice Ctr Fac Rfdg (AMBAC Insd)............... 5.375    06/01/17      3,342,928
 1,145    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)..... 5.000    10/01/25      1,203,876
 1,340    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A Rfdg (MBIA Insd)..................... 5.250    11/01/19      1,466,389
 1,000    Plumas, CA Uni Sch Dist Election 2002 Ser B (FSA
          Insd)........................................... 5.000    08/01/26      1,055,200
 2,020    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/15      2,164,693
 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/16      1,188,066

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,360    Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
          (MBIA Insd)..................................... 6.000%   04/01/19   $  1,621,990
 1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          (AMBAC Insd) (a)................................ 5.375    06/15/20      1,149,644
 3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev Proj
          (MBIA Insd)..................................... 5.375    09/01/25      3,231,780
 1,000    Redding, CA Elec Sys Rev Ctf Part (Inverse Fltg)
          (Escrowed to Maturity) (MBIA Insd).............. 10.170   07/01/22      1,413,150
 1,400    Redding, CA Redev Agy Tax Alloc Canby Hilltop
          Cypress Redev Ser A (MBIA Insd)................. 5.000    09/01/23      1,478,512
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
          Insd)........................................... 5.625    09/01/18      2,086,600
 3,775    Riverside Cnty, CA Ctf Part Historic Courthouse
          Proj (FGIC Insd) (a)............................ 5.000    11/01/27      3,953,067
 2,160    Roseville, CA Jt Un High Sch Election 2004 Ser A
          (FGIC Insd) (a)................................. 5.000    08/01/26      2,272,493
 1,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)........................................... 5.000    12/01/33      1,036,920
 1,500    San Diego Cnty, CA Ctf Part Edgemoor Proj & Regl
          Sys Rfdg (AMBAC Insd)........................... 5.000    02/01/23      1,577,010
 1,500    San Francisco, CA City & Cnty Redev Fin Auth Tax
          Alloc San Francisco Redev Proj Ser A (FSA
          Insd)........................................... 5.000    08/01/15      1,563,720
 2,000    San Francisco, CA City & Cnty Second Ser Issue
          26B (FGIC Insd)................................. 5.000    05/01/22      2,103,260
 2,675    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd)..................... 5.000    09/01/17      2,859,441
 1,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd).................................... 5.750    11/01/29      1,104,720
 1,000    San Leandro, CA Jt Proj Area Fin (MBIA Insd).... 5.100    12/01/26      1,044,770
 1,340    Sanger, CA Uni Sch Dist Ctfs Cap Impt Prog (FSA
          Insd) (a)....................................... 5.000    03/01/25      1,389,419
 1,935    Santa Clarita, CA Cmnty College Dist Rfdg (AMBAC
          Insd) (a)....................................... 5.000    08/01/21      2,070,644
 2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd) (a)...................... 5.375    09/01/20      2,160,800
 2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd).......................... 5.375    09/01/21      2,231,026
 1,000    Santa Monica, CA Cmnty College Dist 2002
          Election Ser C (MBIA Insd)...................... 5.000    08/01/29      1,050,280
 2,450    Santa Monica, CA Cmnty College Ser A Rfdg (AMBAC
          Insd) (a)....................................... 5.250    02/01/23      2,631,888
 1,000    Shasta, CA Jt Pwrs Fin Auth Cnty Admin Bldg Proj
          Ser A (MBIA Insd)............................... 5.250    04/01/22      1,069,960
 1,000    South Gate, CA Pub Fin Auth South Gate Redev
          Proj No 1 (XLCA Insd)........................... 5.750    09/01/22      1,131,740

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,150    Temecula, CA Redev Agy Tax Alloc Rev Temecula
          Redev Proj No 1 (MBIA Insd)..................... 5.125%   08/01/27   $  2,269,347
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)........................................... 5.125    09/01/17      1,074,400
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd)........................................... 5.000    09/01/19      1,069,340
 1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg (MBIA
          Insd)........................................... 5.900    02/01/20      1,839,068
 2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth Ser I
          (FSA Insd)...................................... 5.250    08/15/16      2,143,320
 1,545    Victor, CA Elem Sch Dist Rfdg (FGIC Insd) (a)... 5.000    08/01/18      1,668,878
 2,000    Woodland, CA Fin Auth Lease Rev Cap Proj (FSA
          Insd)........................................... 5.000    03/01/26      2,087,720
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $219,637,055).......................................................    232,839,240

SHORT-TERM INVESTMENTS  0.9%
  (Cost $2,200,000).........................................................      2,200,000
                                                                               ------------

TOTAL INVESTMENTS  99.4%
  (Cost $221,837,055).......................................................    235,039,240
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................      1,329,994
                                                                               ------------

NET ASSETS  100.0%..........................................................   $236,369,234
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the bond issuance.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.3% of net assets.

(c) Security purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $221,837,055).......................  $235,039,240
Cash........................................................     1,555,472
Receivables:
  Interest..................................................     2,570,793
  Fund Shares Sold..........................................       242,725
Other.......................................................       148,903
                                                              ------------
    Total Assets............................................   239,557,133
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,093,260
  Fund Shares Repurchased...................................       356,725
  Income Distributions......................................       228,649
  Distributor and Affiliates................................       107,112
  Investment Advisory Fee...................................        92,038
Trustees' Deferred Compensation and Retirement Plans........       208,154
Accrued Expenses............................................       101,961
                                                              ------------
    Total Liabilities.......................................     3,187,899
                                                              ------------
NET ASSETS..................................................  $236,369,234
                                                              ============
NET ASSETS CONSIST OF:......................................
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $219,521,586
Net Unrealized Appreciation.................................    13,202,185
Accumulated Net Realized Gain...............................     2,917,808
Accumulated Undistributed Net Investment Income.............       727,655
                                                              ------------
NET ASSETS..................................................  $236,369,234
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $188,029,895 and 9,999,049 shares of
    beneficial interest issued and outstanding).............  $      18.80
    Maximum sales charge (4.75%* of offering price).........           .94
                                                              ------------
    Maximum offering price to public........................  $      19.74
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,673,241 and 1,765,627 shares of
    beneficial interest issued and outstanding).............  $      19.07
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,035,345 and 639,797 shares of
    beneficial interest issued and outstanding).............  $      18.81
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,630,753 and 139,927 shares of
    beneficial interest issued
    and outstanding)........................................  $      18.80
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $11,294,555
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,118,949
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and I of $463,339, $48,876, $111,163 and $0,
  respectively).............................................      623,378
Shareholder Services........................................      134,982
Legal.......................................................       75,218
Trustees' Fees and Related Expenses.........................       23,404
Custody.....................................................       26,168
Other.......................................................      227,965
                                                              -----------
    Total Expenses..........................................    2,230,064
    Less Credits Earned on Cash Balances....................        6,722
                                                              -----------
    Net Expenses............................................    2,223,342
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,071,213
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    2,956,456
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   16,035,924
  End of the Period.........................................   13,202,185
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,833,739)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   122,717
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,193,930
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................     $  9,071,213         $  9,754,874
Net Realized Gain....................................        2,956,456            1,219,512
Net Unrealized Depreciation During the Period........       (2,833,739)            (811,824)
                                                          ------------         ------------
Change in Net Assets from Operations.................        9,193,930           10,162,562
                                                          ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (7,367,133)          (7,229,603)
  Class B Shares.....................................       (1,193,998)          (1,397,557)
  Class C Shares.....................................         (381,330)            (466,320)
  Class I Shares.....................................          (14,214)                 -0-
                                                          ------------         ------------
                                                            (8,956,675)          (9,093,480)
                                                          ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................       (1,194,255)                 -0-
  Class B Shares.....................................         (256,541)                 -0-
  Class C Shares.....................................          (76,525)                 -0-
  Class I Shares.....................................              -0-                  -0-
                                                          ------------         ------------
                                                            (1,527,321)                 -0-
                                                          ------------         ------------
Total Distributions..................................      (10,483,996)          (9,093,480)
                                                          ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       (1,290,066)           1,069,082
                                                          ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       34,454,209           29,982,107
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        7,391,256            6,394,383
Cost of Shares Repurchased...........................      (40,845,600)         (64,008,093)
                                                          ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...          999,865          (27,631,603)
                                                          ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................         (290,201)         (26,562,521)
NET ASSETS:
Beginning of the Period..............................      236,659,435          263,221,956
                                                          ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $727,655 and
  $612,915, respectively)............................     $236,369,234         $236,659,435
                                                          ============         ============

 20                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ------------------------------------------------
                                                2005      2004      2003     2002 (B)     2001
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $18.93    $18.84    $19.45     $18.64     $17.67
                                               ------    ------    ------     ------     ------
  Net Investment Income....................       .72       .75       .74        .77        .81
  Net Realized and Unrealized Gain/Loss....       .01       .06      (.44)       .85        .94
                                               ------    ------    ------     ------     ------
Total from Investment Operations...........       .73       .81       .30       1.62       1.75
                                               ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment
    Income.................................       .74       .72       .75        .78        .78
  Distributions from Net Realized Gain.....       .12       -0-       .16        .03        -0-
                                               ------    ------    ------     ------     ------
Total Distributions........................       .86       .72       .91        .81        .78
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD.........    $18.80    $18.93    $18.84     $19.45     $18.64
                                               ======    ======    ======     ======     ======

Total Return (a)...........................     3.96%     4.42%     1.67%      9.01%     10.09%
Net Assets at End of the Period (In
  millions)................................    $188.0    $183.0    $195.4     $200.4     $174.9
Ratio of Expenses to Average Net Assets....      .92%      .89%      .87%       .87%       .89%
Ratio of Net Investment Income to Average
  Net Assets...............................     3.83%     4.00%     3.93%      4.18%      4.43%
Portfolio Turnover.........................       25%       16%       25%        32%        39%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchases. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             21

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------------
                                                2005        2004        2003     2002 (B)     2001
                                               ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $19.03      $18.82      $19.44     $18.65     $17.69
                                               ------      ------      ------     ------     ------
  Net Investment Income......................     .79         .72         .60        .63        .67
  Net Realized and Unrealized Gain/Loss......    (.03)        .07        (.45)       .84        .94
                                               ------      ------      ------     ------     ------
Total from Investment Operations.............     .76         .79         .15       1.47       1.61
                                               ------      ------      ------     ------     ------
Less:
  Distributions from Net Investment Income...     .60         .58         .61        .65        .65
  Distributions from Net Realized Gain.......     .12         -0-         .16        .03        -0-
                                               ------      ------      ------     ------     ------
Total Distributions..........................     .72         .58         .77        .68        .65
                                               ------      ------      ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $19.07      $19.03      $18.82     $19.44     $18.65
                                               ======      ======      ======     ======     ======

Total Return (a).............................   4.10%(c)    4.29%(c)    0.87%      8.16%      9.27%
Net Assets at End of the Period (In
  millions)..................................  $ 33.7      $ 41.1      $ 49.8     $ 53.0     $ 47.7
Ratio of Expenses to Average Net Assets......    .81%(c)    1.09%(c)    1.62%      1.63%      1.65%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.96%(c)    3.80%(c)    3.18%      3.42%      3.67%
Portfolio Turnover...........................     25%         16%         25%        32%        39%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.42%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 22                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                ------------------------------------------------------
                                               2005        2004        2003       2002 (B)     2001
                                              ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $18.93      $18.82      $19.43       $18.64     $17.68
                                              ------      ------      ------       ------     ------
  Net Investment Income.....................     .59         .61         .61          .64        .68
  Net Realized and Unrealized Gain/Loss.....     .01         .08        (.45)         .83        .93
                                              ------      ------      ------       ------     ------
Total from Investment Operations............     .60         .69         .16         1.47       1.61
                                              ------      ------      ------       ------     ------
Less:
  Distributions from Net Investment
    Income..................................     .60         .58         .61          .65        .65
  Distributions from Net Realized Gain......     .12         -0-         .16          .03        -0-
                                              ------      ------      ------       ------     ------
Total Distributions.........................     .72         .58         .77          .68        .65
                                              ------      ------      ------       ------     ------
NET ASSET VALUE, END OF THE PERIOD..........  $18.81      $18.93      $18.82       $19.43     $18.64
                                              ======      ======      ======       ======     ======

Total Return (a)............................   3.26%(d)    3.75%(d)    0.92%(c)     8.16%      9.27%
Net Assets at End of the Period (In
  millions).................................  $ 12.0      $ 12.6      $ 18.1       $ 15.0     $ 11.0
Ratio of Expenses to Average Net Assets.....   1.61%(d)    1.59%(d)    1.62%        1.63%      1.65%
Ratio of Net Investment Income to Average
  Net Assets................................   3.15%(d)    3.30%(d)    3.20%(c)     3.41%      3.67%
Portfolio Turnover..........................     25%         16%         25%          32%        39%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.39% to 3.41%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             23

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                     AUGUST 12, 2005
                                                                    (COMMENCEMENT OF
CLASS I SHARES                                                       OPERATIONS) TO
                                                                   SEPTEMBER 30, 2005
                                                                   ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................              $18.87
                                                                         ------
  Net Investment Income....................................                 .09
  Net Realized and Unrealized Loss.........................               (.06)
                                                                         ------
Total from Investment Operations...........................                 .03
Less Distributions from Net Investment Income..............                 .10
                                                                         ------
NET ASSET VALUE, END OF THE PERIOD.........................              $18.80
                                                                         ======

Total Return (a)...........................................               0.17%*
Net Assets at End of the Period (In millions)..............              $  2.6
Ratio of Expenses to Average Net Assets....................                .73%
Ratio of Net Investment Income to Average Net Assets.......               4.03%
Portfolio Turnover.........................................                 25%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B, C and I Shares commenced on April 30, 1993, August 13, 1993 and August 12, 2005 respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had $2,093,260 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $221,674,280
                                                              ============
Gross tax unrealized appreciation...........................  $ 13,544,125
Gross tax unrealized depreciation...........................      (179,165)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 13,364,960
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 was as follows:

                                                                 2005        2004
Distributions paid from:
  Ordinary income...........................................  $      755    $6,710
  Long-term capital gain....................................   1,527,321        --
                                                              ----------    ------
                                                              $1,528,076    $6,710
                                                              ==========    ======

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,551 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference relating to book to tax accretion differences totaling $2,349 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   94,762
Undistributed long-term capital gain........................   2,815,951

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $6,722 as a result of credits earned on cash balances.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................     .500%
Next $150 million...........................................     .450%
Next $250 million...........................................     .425%
Over $500 million...........................................     .400%

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $20,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $65,400 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $105,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $122,000 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $172,932,848, $31,805,974, $12,142,639 and $2,640,125 for Classes A, B, C and I respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,471,767    $ 27,872,464
  Class B...................................................      83,294       1,597,761
  Class C...................................................     118,736       2,246,315
  Class I...................................................     145,079       2,737,669
                                                              ----------    ------------
Total Sales.................................................   1,818,876    $ 34,454,209
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     320,900    $  6,072,157
  Class B...................................................      53,489       1,021,670
  Class C...................................................      14,962         283,212
  Class I...................................................         753          14,217
                                                              ----------    ------------
Total Dividend Reinvestment.................................     390,104    $  7,391,256
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,459,363)   $(27,608,932)
  Class B...................................................    (528,905)    (10,111,922)
  Class C...................................................    (158,990)     (3,012,985)
  Class I...................................................      (5,905)       (111,761)
                                                              ----------    ------------
Total Repurchases...........................................  (2,153,163)   $(40,845,600)
                                                              ==========    ============

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $166,597,159, $39,298,465 and
$12,626,097 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,321,299    $ 24,855,999
  Class B...................................................     171,104       3,223,210
  Class C...................................................     100,371       1,902,898
                                                              ----------    ------------
Total Sales.................................................   1,592,774    $ 29,982,107
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     273,238    $  5,131,435
  Class B...................................................      51,748         973,315
  Class C...................................................      15,415         289,633
                                                              ----------    ------------
Total Dividend Reinvestment.................................     340,401    $  6,394,383
                                                              ==========    ============
Repurchases:
  Class A...................................................  (2,300,593)   $(42,956,763)
  Class B...................................................    (711,747)    (13,334,011)
  Class C...................................................    (409,940)     (7,717,319)
                                                              ----------    ------------
Total Repurchases...........................................  (3,422,280)   $(64,008,093)
                                                              ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2005 and 2004, 155,328 and 28,194 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2005 and 2004, 104,613 and 0 Class C Shares converted to Class A Shares, respectively. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and After.............................................   0.00%               None

    Class B Shares purchased prior to June 1, 2005 are subject to the following CDSC schedule:

                                                              CONTINGENT DEFERRED
                                                                 SALES CHARGE
                                                                AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
YEAR OF REDEMPTION                                            -------------------
First.......................................................         3.00%
Second......................................................         2.50%
Third.......................................................         2.00%
Fourth......................................................         1.00%
Fifth and Thereafter........................................          None

    For the year ended September 30, 2005, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $58,400 and CDSC on redeemed shares of approximately $28,700. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,105,802 and $59,459,967, respectively.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the Portfolio of Investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $6,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended September 30, 2005 are payments retained by Van Kampen of approximately $36,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $45,800.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates to

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and that the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen California Insured Tax Free Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 11, 2005

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President
and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947
CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $1,527,321 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  41, 341, 541
                                                                 CAI ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02749P-Y09/05

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN MUNICIPAL INCOME       LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                                ---------------------------       ------------------------------
9/95                                                                        9525                              10000
12/95                                                                       9996                              10413
                                                                            9841                              10288
                                                                            9920                              10366
                                                                           10160                              10604
12/96                                                                      10403                              10874
                                                                           10400                              10848
                                                                           10749                              11222
                                                                           11045                              11560
12/97                                                                      11353                              11873
                                                                           11477                              12010
                                                                           11632                              12192
                                                                           11991                              12567
12/98                                                                      11939                              12642
                                                                           11963                              12755
                                                                           11684                              12529
                                                                           11481                              12479
12/99                                                                      11292                              12381
                                                                           11505                              12743
                                                                           11591                              12935
                                                                           11790                              13248
12/00                                                                      12202                              13827
                                                                           12444                              14134
                                                                           12472                              14226
                                                                           12843                              14626
12/01                                                                      12661                              14537
                                                                           12744                              14673
                                                                           13212                              15210
                                                                           13916                              15933
12/02                                                                      13846                              15933
                                                                           13994                              16124
                                                                           14342                              16540
                                                                           14376                              16553
12/03                                                                      14590                              16780
                                                                           14785                              17070
                                                                           14428                              16666
                                                                           14980                              17314
12/04                                                                      15145                              17530
                                                                           15075                              17523
                                                                           15565                              18037
9/05                                                                       15546                              18015

                       A SHARES              B SHARES              C SHARES           I SHARES
                     since 8/1/90          since 8/24/92         since 8/13/93      since 8/12/05
-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES     W/O SALES
TOTAL RETURNS      CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception     6.01%      5.67%      4.79%      4.79%      4.01%      4.01%        0.60%

10-year             5.02       4.51       4.54       4.54       4.22       4.22          N/A

5-year              5.69       4.67       4.90       4.65       4.89       4.89          N/A

1-year              3.78      -1.16       3.03      -0.95       3.03       2.04          N/A
-------------------------------------------------------------------------------------------------

30-Day SEC Yield         3.20%                 2.61%                 2.62%              3.61%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen Municipal Income Fund is managed by the Adviser's Municipal Fixed Income team. Current members of the team include Robert W. Wimmel, Vice President of the Adviser; James F. Willison, Managing Director of the Adviser; Joseph R. Arcieri, Executive Director of the Adviser; and Robert J. Stryker, Vice President of the Adviser.(1)

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis points increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds rates declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.

PERFORMANCE ANALYSIS

The fund returned 3.78 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

--------------------------------------------------------------
                                      LEHMAN BROTHERS
                                       MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C          INDEX

      3.78%..    3.03%     3.03%           4.05%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying these bonds when they are in our opinion attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds we believe have greater potential for future total return.

Reflecting our view that rates would move higher and that the yields of short-term bonds would rise faster than those of longer-term bonds, we kept the overall duration of the fund shorter than that of its benchmark index. (Duration is a measure of interest rate sensitivity.) Additionally, we constructed the portfolio according to a "barbell" structure, a strategy which was a significant positive contributor to performance. Specifically, we emphasized very short-term bonds and longer-term bonds, while limiting exposure to intermediate-term bonds. Within the long-term portion of the portfolio, we favored high quality bonds with more moderate interest-rate characteristics. These bonds performed well as the yield curve flattened.

Consistent with our quality focus, securities rated AA or better represented approximately 75 percent of the portfolio at the end of the reporting period. However, we also found opportunities to enhance the yield of the portfolio by gradually and selectively adding exposure to higher-yielding BBB rated and non-rated bonds. These credits accounted for approximately 18 percent of the portfolio as of September 30, 2005. Here, we focused on the health care sector, where we found a number of issues which met our stringent criteria. To fund these purchases, we liquidated positions in insured bonds. This shift benefited performance as quality spreads tightened, particularly within the non-rated sector. In contrast, the fund's relative performance was hindered by a lack of exposure to tobacco revenue bonds, the leading sector for the period.

The fund remained well diversified across the major sectors of the municipal market. At the end of the period, the largest sectors represented in the portfolio were general purpose, transportation and wholesale electric.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/05
AAA/Aaa                                                          63.1%
AA/Aa                                                            12.0
A/A                                                               6.1
BBB/Baa                                                           7.0
BB/Ba                                                             1.0
B/B                                                               0.3
NR                                                               10.5

TOP 5 SECTORS AS OF 9/30/05
General Purpose                                                  13.8%
Transportation                                                    9.7
Wholesale Electric                                                9.4
Public Education                                                  8.9
Water & Sewer                                                     8.5

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/05
California                                                       15.0%
New York                                                         13.4
Texas                                                            12.2
Illinois                                                          7.4
Florida                                                           6.5
New Jersey                                                        6.2
Colorado                                                          5.9
Michigan                                                          4.0
Massachusetts                                                     2.2
Utah                                                              2.1
North Carolina                                                    1.9
Connecticut                                                       1.9
Oregon                                                            1.9
Arizona                                                           1.8
Missouri                                                          1.7
Indiana                                                           1.4
Pennsylvania                                                      1.4
Georgia                                                           1.4
Washington                                                        1.4
District of Columbia                                              1.4
Tennessee                                                         1.3
Kansas                                                            1.1
West Virginia                                                     0.9
New Hampshire                                                     0.8
Louisiana                                                         0.7
Ohio                                                              0.5
Rhode Island                                                      0.5
Oklahoma                                                          0.4
Iowa                                                              0.4
South Dakota                                                      0.4
Minnesota                                                         0.3
Maryland                                                          0.2
Vermont                                                           0.2
Alabama                                                           0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/05
                                       (continued from previous page)
South Carolina                                                    0.1
                                                                -----
Total Investments                                                99.1%
Other Assets in Excess of Liabilities                             0.9
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of long-term investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/05 - 9/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/05           9/30/05       4/1/05-9/30/05
Class A
  Actual......................................    $1,000.00        $1,031.28          $4.53
  Hypothetical................................     1,000.00         1,020.57           4.51
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,027.54           8.34
  Hypothetical................................     1,000.00         1,016.87           8.29
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,027.58           8.34
  Hypothetical................................     1,000.00         1,016.87           8.29
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,006.01           0.85
  Hypothetical................................     1,000.00         1,021.77           3.35
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.64%, 1.64% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through September 30, 2005.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.1%
          ALABAMA  0.2%
$1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser A...       5.000%  01/01/24   $  1,034,080
     3    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svc Co Proj Rfdg..............       6.950   01/01/20            294
                                                                                ------------
                                                                                   1,034,374
                                                                                ------------
          ARIZONA  1.8%
 5,000    Phoenix, AZ Civic Impt Corp Sr Lien Ser B
          (AMT) (FGIC Insd)...........................       5.250   07/01/32      5,205,600
 2,500    Phoenix, AZ Indl Dev Auth Mtg Christian Care
          Apt Proj Ser A Rfdg.........................       6.500   01/01/26      2,581,200
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................       6.000   09/01/12      2,003,269
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................       6.125   09/01/17      1,873,865
                                                                                ------------
                                                                                  11,663,934
                                                                                ------------
          CALIFORNIA  15.0%
 4,870    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj C (FSA Insd).......      *        09/01/20      2,478,099
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Ctr Rfdg..........................       5.000   11/15/27      1,027,550
 3,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Ctr Rfdg..........................       5.000   11/15/34      3,059,340
   305    California Infrastructure & Econ Dev Bk Rev
          Bay Area Toll Brdgs First Lien A (FSA
          Insd).......................................       5.250   07/01/20        332,941
 5,000    California Infrastructure & Econ Dev Bk Rev
          Rites-PA-1202R (Inverse Fltg) (Acquired
          09/10/03, Cost $5,484,100) (FSA Insd) (a)
          (b).........................................       7.521   07/01/11      5,916,100
 5,725    California St (FSA Insd)....................       5.000   02/01/29      5,952,168
10,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd).......................................       5.500   05/01/16     11,116,800
 5,000    California St Dept Wtr Res Pwr Ser A J (XLCA
          Insd).......................................       5.375   05/01/17      5,465,150
 6,575    California St Dept Wtr Res Pwr Supply Rev
          Rites-PA-1201R (Inverse Fltg) (Acquired
          09/08/03, Cost $7,143,277) (MBI Insd) (a)...       7.521   05/01/20      7,692,618
 7,500    California St Drivers Ser 482 (Inverse Fltg)
          (Acquired 07/19/04, Cost $8,325,750) (XLCA
          Insd) (a) (b)...............................       7.437   10/01/10      8,768,775
 3,500    California St Pub Wks Brd Lease Rev Dept
          Corrections Ser C...........................       5.250   06/01/28      3,703,315
 1,350    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A.............       5.000   07/01/39      1,353,415
 3,000    California Statewide Cmnty Dev Auth Rev Hlth
          Fac Adventist Hlth Ser A (c)................       5.000   03/01/35      3,049,200
 2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................      *        09/01/13      1,638,410
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................      *        09/01/14      3,146,576

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................      *        01/15/17   $  1,734,750
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................      *        01/15/24      7,465,920
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................      *        01/15/30      3,671,400
 4,400    Golden St Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Ser A...............       5.000%  06/01/45      4,472,248
 6,695    San Francisco, CA City & Cnty Second Ser
          Issue 29 B Rfdg (FGIC Insd).................       5.125   05/01/20      7,122,610
 1,600    Turlock, CA Hlth Fac Rev Ctf Partn Emanuel
          Med Ctr Inc.................................       5.375   10/15/34      1,655,648
 5,000    West Contra Costa CA Uni Election of 2002
          Ser B (FSA Insd)............................       5.000   08/01/26      5,209,650
                                                                                ------------
                                                                                  96,032,683
                                                                                ------------
          COLORADO  5.9%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
          (Escrowed to Maturity)......................       8.875   08/01/10      3,509,644
 5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
          (MBIA Insd).................................       5.125   12/01/32      5,243,400
 5,000    Colorado Ed & Cultural Fac Auth Rev Impt
          Charter Sch Peak to Peak Rfdg (XLCA Insd)...       5.250   08/15/34      5,318,650
 3,000    Colorado Hlth Fac Auth Rev Covenant
          Retirement Cmntys Inc.......................       5.000   12/01/35      2,922,300
 1,000    Colorado Hlth Fac Auth Rev Evangelical
          Lutheran Ser A..............................       5.250   06/01/34      1,033,190
 5,000    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A Rfdg.............................       5.000   11/15/21      5,305,250
 5,000    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A Rfdg.............................       5.000   11/15/29      5,155,250
 1,730    Dove Vly Met Dist CO Arapahoe Cnty Rfdg (FSA
          Insd).......................................       5.000   11/01/25      1,826,015
15,000    E 470 Pub Hwy Auth Co Rev Cap Apprec Sr Ser
          B (MBIA Insd)...............................      *        09/01/20      7,599,450
                                                                                ------------
                                                                                  37,913,149
                                                                                ------------
          CONNECTICUT  1.9%
 2,785    Bridgeport, CT Rol Ser II R 182 (Inverse
          Fltg) (Acquired 07/09/02, Cost $3,177,971)
          (FGIC Insd) (a) (b).........................       7.879   08/15/15      3,351,887
 2,950    Bridgeport, CT Rol Ser II R 182 (Inverse
          Fltg) (Acquired 07/09/02, Cost $3,323,232)
          (FGIC Insd) (a) (b).........................       7.879   08/15/16      3,550,472

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$2,530    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (d)..........       6.400%  09/01/11   $  2,638,790
 2,470    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (Prerefunded
          @ 09/01/07) (d).............................       6.400   09/01/11      2,623,560
                                                                                ------------
                                                                                  12,164,709
                                                                                ------------
          DISTRICT OF COLUMBIA  1.4%
 5,150    District Columbia Tax Incrmnt Gallary Place
          Proj (FSA Insd).............................       5.250   07/01/27      5,510,036
 3,000    Metropolitan Washington DC Arpt Auth Sys Ser
          A (AMT) (FGIC Insd).........................       5.250   10/01/32      3,122,910
                                                                                ------------
                                                                                   8,632,946
                                                                                ------------
          FLORIDA  6.5%
 5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMT)
          (AMBAC Insd)................................       5.250   10/01/26      5,230,750
 1,100    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT).......................................       5.750   01/01/32      1,111,286
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd)......................      *        02/01/18      4,419,270
   570    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................       5.950   07/01/20        611,718
 6,385    Lake Cnty, FL Sch Brd Ctf Part (AMBAC
          Insd).......................................       5.375   07/01/16      7,008,495
 5,000    Miami Dade Cnty, FL Spl Oblig Cap Apprec &
          Income Sub Ser A (MBIA Insd) (e)............     0/5.000   10/01/24      3,492,800
 5,000    Miami-Dade Cnty, FL Spl Oblig Cap Apprec &
          Income Sub Ser B (MBIA Insd) (e)............     0/5.000   10/01/35      4,304,400
   500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Prerefunded @
          07/01/06)...................................       8.625   07/01/20        534,155
   595    Orange Cnty, FL Tourist Dev Tax Rev
          (Escrowed to Maturity) (AMBAC Insd).........       6.000   10/01/16        599,653
12,860    Orlando, FL Util Commn Wtr Rfdg.............       5.250   10/01/19     14,056,494
                                                                                ------------
                                                                                  41,369,021
                                                                                ------------
          GEORGIA  1.4%
 2,000    Atlanta, GA Tax Alloc Eastside Proj Ser B...       5.600   01/01/30      2,015,800
 6,310    Municipal Elec Auth GA Combustion Turbine
          Ser A (MBIA Insd)...........................       5.250   11/01/17      6,904,276
     5    Municipal Elec Auth GA Combustion Turbine
          Ser A (Prerefunded @ 11/01/12) (MBIA
          Insd).......................................       5.250   11/01/17          5,522
                                                                                ------------
                                                                                   8,925,598
                                                                                ------------
          ILLINOIS  7.4%
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (e).............................     0/5.650   01/01/19      3,207,870
 1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago (Escrowed to Maturity)..............       7.000   01/01/11      1,136,120
 8,050    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (XLCA Insd).......       5.250   01/01/34      8,413,779
 5,100    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Proj Ser B Rfdg (AMT) (f) (i)...       5.200   04/01/11        615,162

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)
          (b).........................................       5.750%  01/01/16   $  3,551,480
    90    Chicago, IL Single Family Mtg Rev Ser A
          (AMT) (GNMA Collateralized).................       7.000   09/01/27         90,352
 1,000    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A..........................       7.750   01/01/14      1,059,680
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A............................       6.500   12/01/05      2,009,860
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctf Part (FGIC Insd)................       8.750   01/01/07      1,068,750
 5,000    Cook Cnty, IL Ser A (FGIC Insd).............       5.500   11/15/31      5,421,350
 1,500    Hodgkins, IL Tax Increment Ser A Rfdg.......       7.625   12/01/13      1,540,140
 1,310    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................       8.500   12/01/15      1,346,968
   170    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................       8.000   11/15/06        166,722
 5,000    Illinois St First Ser (FSA Insd)............       5.250   12/01/21      5,431,400
 9,250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Rfdg (MBIA
          Insd) (e)...................................     0/5.400   06/15/19      7,215,000
 4,100    Pingree Grove Village, IL Spl Svc Area No 1
          Spl Tax Ser 05-1 Cambridge Lakes Proj.......       5.250   03/01/15      4,146,904
 1,120    Saint Charles, IL Indl Dev Rev Tri-City Ctr
          Proj (Acquired 11/17/93, Cost $1,120,000)
          (a).........................................       7.500   11/01/13      1,119,933
                                                                                ------------
                                                                                  47,541,470
                                                                                ------------
          INDIANA  1.4%
 2,500    Indiana Bd Bk Spl Pgm Hendricks Redev
          (Prerefunded @ 02/01/07) (LOC--Canadian
          Imperial Bank)..............................       6.200   02/01/23      2,652,100
 1,900    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A..................................       7.125   06/01/34      1,780,319
   550    Indianapolis, IN Loc Pub Impt Bd Bk Ser D...       6.750   02/01/14        648,631
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/11         90,982
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/12         84,280
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/13         75,283
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/14         67,154
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/15         62,208
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/16         59,854
   225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (b).....................      *        06/30/17         92,407
 3,295    Vigo Cnty, IN Elem Sch Bldg First Mtg Impt &
          Rfdg (FSA Insd).............................       5.250   01/10/22      3,510,855
                                                                                ------------
                                                                                   9,124,073
                                                                                ------------

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          IOWA  0.4%
$  175    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).............................       6.000%  07/01/07   $    181,333
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).............................       5.750   07/01/17      2,539,872
                                                                                ------------
                                                                                   2,721,205
                                                                                ------------
          KANSAS  1.1%
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (b).....................       5.625   09/01/13      7,215,450
                                                                                ------------

          LOUISIANA  0.7%
 4,350    Ernest N Morial New Orleans, LA Exhib Hall
          Auth Spl Tax Sub Ser A (AMBAC Insd).........       5.000   07/15/33      4,466,885
                                                                                ------------

          MARYLAND  0.2%
 1,250    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj.................................       5.200   07/01/34      1,268,525
                                                                                ------------

          MASSACHUSETTS  2.2%
 3,500    Massachusetts St Hlth & Ed Fac Auth Rev Ser
          G (MBIA Insd)...............................       5.000   07/01/13      3,540,600
 2,000    Massachusetts St Hlth & Ed Fac Auth Rev Univ
          MA Mem Issue Ser D..........................       5.000   07/01/33      1,998,360
 2,740    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (e)......................  7.100/7.350  10/01/28      2,734,767
 5,000    Massachusetts St Rites PA 1290--Private
          Placement (Inverse Fltg) (Acquired 03/23/05,
          Cost $5,458,000) (FSA Insd) (a) (b).........       7.051   03/01/24      5,604,750
                                                                                ------------
                                                                                  13,878,477
                                                                                ------------
          MICHIGAN  4.0%
   825    Detroit, MI Loc Dev Fin Auth Tax Increment
          Sub Ser C (Acquired 09/08/97, Cost $825,000)
          (a).........................................       6.850   05/01/21        843,934
 5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
          (FGIC Insd).................................       5.125   07/01/31      5,205,850
 5,000    Michigan St Bldg Auth Rev Fac Prog Ser II
          (Prerefunded @ 10/15/11)....................       5.500   10/15/16      5,554,600
 5,000    Michigan St Strategic Fd Detroit Edison Co
          Proj C Rfdg (AMT) (XLCA Insd)...............       5.450   12/15/32      5,285,200
 9,739    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj (AMT) (f) (g).......       8.000   12/01/27      1,362,166
 1,935    Michigan St Strategic Fd Solid Genesee Pwr
          Sta Proj Rfdg (AMT).........................       7.500   01/01/21      1,934,458
 5,000    Western Townships, MI Util Sew Rfdg (MBIA
          Insd).......................................       5.250   01/01/16      5,339,650
                                                                                ------------
                                                                                  25,525,858
                                                                                ------------
          MINNESOTA  0.3%
 2,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj...............................       6.000   11/15/35      2,148,380
                                                                                ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MISSOURI  1.7%
$3,000    Kansas City, MO Indl Dev Auth Plaza Lib
          Proj........................................       6.000%  03/01/16   $  3,150,330
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A (b).........................       5.750   10/01/06      2,855,214
 3,935    Macon, MO Ctf Part (MBIA Insd)..............       5.250   08/01/17      4,183,653
   460    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A............................      10.000   08/01/10        524,147
                                                                                ------------
                                                                                  10,713,344
                                                                                ------------
          NEW HAMPSHIRE  0.8%
 1,295    New Hampshire Higher Ed & Hlth Fac Auth Rev
          (b).........................................       8.800   06/01/09      1,367,792
   625    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg (b).......       6.100   07/01/09        649,200
   700    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration (AMT) (Acquired
          06/29/93, Cost $685,140) (a)................       7.750   06/01/14        721,035
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A.....................       6.875   10/01/19      1,061,490
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd).................................       6.750   11/01/11      1,059,240
                                                                                ------------
                                                                                   4,858,757
                                                                                ------------
          NEW JERSEY  6.2%
 2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig (Acquired 01/29/97, Cost $2,074,739)
          (a) (h).....................................       8.400   04/01/24      1,922,500
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd).................................       8.420   09/19/19      4,032,600
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)............................       6.250   08/15/10      6,620,400
 2,000    New Jersey Econ Dev Auth Cig Tax............       5.750   06/15/34      2,118,440
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg (f)..................       8.400   12/15/15      1,582,000
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)...................................       8.500   11/01/16      2,048,808
   190    New Jersey St Tpk Auth Tpk Rev (MBIA Insd)
          (Escrowed to Maturity)......................       6.500   01/01/16        226,104
   565    New Jersey St Tpk Auth Tpk Rev (MBIA
          Insd).......................................       6.500   01/01/16        670,808
 2,725    New Jersey St Tpk Auth Tpk Rev Ser C
          (Escrowed to Maturity) (MBIA Insd)..........       6.500   01/01/16      3,242,805
 5,710    New Jersey St Trans Corp Ctf Fed Trans Admin
          Gnt Ser A (AMBAC Insd)......................       5.750   09/15/10      6,192,609
10,000    New Jersey St Trans Corp Ctf Fed Trans Admin
          Gnt Ser B (Prerefunded @ 09/15/10) (AMBAC
          Insd).......................................       6.000   09/15/15     11,243,500
                                                                                ------------
                                                                                  39,900,574
                                                                                ------------

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK  13.4%
$5,000    Metropolitan Trans Auth NY Rev Ser B (FGIC
          Insd).......................................       5.250%  11/15/18   $  5,491,500
 3,000    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.......................       6.250   03/01/15      3,215,040
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Rites PA 1289 (Inverse Fltg)
          (Acquired 03/09/05, Cost $5,451,150) (MBIA
          Insd) (a)...................................       7.041   06/15/27      5,578,650
 4,800    New York City Ser A.........................       7.000   08/01/07      5,021,904
 2,930    New York City Ser B (MBIA Insd).............       5.875   08/01/15      3,280,487
14,430    New York City Ser B (Prerefunded @ 08/01/10)
          (MBIA Insd).................................       5.875   08/01/15     16,257,415
 5,000    New York City Transitional Drivers Ser 307
          (Inverse Fltg) (Acquired 11/06/02, Cost
          $5,439,826) (AMBAC Insd) (a) (b)............       7.437   08/01/19      5,937,600
 5,000    New York City Transitional Fin Auth Future
          Tax Secd Ser E..............................       5.000   02/01/33      5,190,850
 3,000    New York Cntys Tob Tr IV Settlement Pass
          Thru Ser A..................................       5.000   06/01/42      2,913,930
   695    New York St Dorm Auth Rev Mental Hlth Ser
          A...........................................       5.750   02/15/11        730,431
 1,590    New York St Dorm Auth Rev Mental Hlth Ser A
          (Prerefunded @ 02/15/07)....................       5.750   02/15/11      1,680,042
   680    New York St Dorm Auth Rev Mental Hlth Ser
          A...........................................       5.750   02/15/12        714,666
 1,595    New York St Dorm Auth Rev Mental Hlth Ser A
          (Prerefunded @ 02/15/07)....................       5.750   02/15/12      1,685,325
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)..........................       9.917   04/01/20      2,946,350
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse Fltg)
          (AMT).......................................      10.730   07/01/26      3,263,730
10,725    New York St Environmental Fac Rev Fds Second
          Resolution (b)..............................       5.000   06/15/20     11,454,729
10,000    Triborough Brdg & Tunl Auth NY Gen Ser B
          Rfdg........................................       5.000   11/15/22     10,506,600
                                                                                ------------
                                                                                  85,869,249
                                                                                ------------
          NORTH CAROLINA  1.9%
 8,700    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).......................................       5.250   01/01/19      9,412,356
 2,655    Wilmington, NC Ctf Part Ser A (AMBAC
          Insd).......................................       5.000   06/01/32      2,765,395
                                                                                ------------
                                                                                  12,177,751
                                                                                ------------
          OHIO  0.5%
 3,340    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj........................................       6.250   09/01/20      3,354,462
                                                                                ------------

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OKLAHOMA  0.4%
$2,250    Oklahoma City, OK Pub Ppty Auth Hotel Tax
          Rev (FGIC Insd).............................       5.250%  10/01/29   $  2,434,658
   350    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (AMT) (GNMA Collateralized).........       7.997   08/01/18        380,156
                                                                                ------------
                                                                                   2,814,814
                                                                                ------------
          OREGON  1.9%
 5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).......................................       5.250   07/01/22      5,429,100
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
          Rfdg (Variable Rate Coupon).................       5.200   05/01/33      1,041,480
 5,000    Portland, OR Swr Sys Rev Ser A (Prerefunded
          @ 08/01/10) (FGIC Insd).....................       5.750   08/01/18      5,548,400
                                                                                ------------
                                                                                  12,018,980
                                                                                ------------
          PENNSYLVANIA  1.4%
 2,000    Delaware Cnty, PA Indl Dev Auth Rev Res
          Recovery Fac Ser A..........................       6.100   07/01/13      2,104,380
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj...................       6.250   02/01/35      1,048,890
 5,250    Philadelphia, PA Auth Indl Ser B (FSA
          Insd).......................................       5.500   10/01/16      5,818,785
                                                                                ------------
                                                                                   8,972,055
                                                                                ------------
          RHODE ISLAND  0.5%
 1,110    Rhode Island St Econ Dev Corp Rev (b).......       7.250   07/01/10      1,118,125
 2,000    Rhode Island St Hlth & Ed Bldg Higher Ed
          Johnson & Wales Rfdg (XLCA Insd)............       5.375   04/01/19      2,166,620
                                                                                ------------
                                                                                   3,284,745
                                                                                ------------
          SOUTH CAROLINA  0.1%
   700    Piedmont Muni Pwr Agy SC Elec Rev Rfdg......       5.000   01/01/25        699,944
                                                                                ------------

          SOUTH DAKOTA  0.4%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
          Regl Med Ctr................................       7.250   04/01/20      1,012,440
 1,250    South Dakota St Hlth & Ed Fac Auth Rev Sioux
          Vly Hosp & Hlth Sys Ser A...................       5.250   11/01/34      1,300,413
                                                                                ------------
                                                                                   2,312,853
                                                                                ------------
          TENNESSEE  1.3%
 1,000    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
          CDFI Phase I LLC Proj Ser A Rfdg............       5.000   10/01/25        983,240
 4,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          Ser B Impt & Rfdg (MBIA Insd)...............       7.750   07/01/29      4,985,040
 2,000    Springfield, TN Hlth & Ed Jesse Holman Jones
          Hosp Proj (Prerefunded @ 04/01/06)..........       8.500   04/01/24      2,095,180
                                                                                ------------
                                                                                   8,063,460
                                                                                ------------
          TEXAS  12.2%
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Escrowed to
          Maturity)...................................       7.000   05/01/21        654,515
 3,170    Brazos Riv Auth TX Pollutn Ctl Rev Adj Elec
          Co Proj Ser C Rfdg (Variable Rate Coupon)
          (AMT).......................................       5.750   05/01/36      3,392,693

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   90    Coastal Wtr Auth TX Conveyance Sys Rev
          (Escrowed to Maturity) (AMBAC Insd).........       6.250%  12/15/17   $     90,165
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          Impt & Rfdg (AMT) (FGIC Insd)...............       5.500   11/01/31      5,272,950
 6,065    Harris Cnty, TX Toll Rd Sub Lien Rfdg.......       5.000   08/01/33      6,153,428
 5,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
          Jr Lien Ser B Rfdg (MBIA Insd)..............       5.250   11/15/40      5,193,950
10,000    Houston, TX Hotel Occupancy Tax Convtn &
          Entertnmnt Ser B (AMBAC Insd)...............       5.750   09/01/14     11,158,200
 7,500    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $7,623,805)
          (FSA Insd) (a)..............................       8.752   05/15/14      8,885,475
 6,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $6,312,134)
          (FSA Insd) (a)..............................       8.752   05/15/15      7,431,500
 3,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $3,254,875)
          (FSA Insd) (a) (b)..........................       8.752   05/15/16      3,864,380
 5,000    Mabank, TX Indpt Sch Dist (PSF Gtd).........       5.125   08/15/35      5,191,750
 5,210    Mabank, TX Indpt Sch Dist (PSF Gtd) (b).....       5.000   08/15/30      5,376,303
 2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................       7.200   01/01/21      2,073,760
 9,175    Midlothian, TX Indpt Sch Dist Rfdg (PSF
          Gtd)........................................       5.000   02/15/34      9,428,872
 1,675    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C-2 Rfdg (Inverse Fltg) (AMT)
          (GNMA Collateralized).......................      11.296   07/02/24      1,707,244
    40    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev (AMT)........................       7.849   10/01/25         40,005
 2,220    Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd).....       5.000   08/15/30      2,281,827
                                                                                ------------
                                                                                  78,197,017
                                                                                ------------
          UTAH  2.1%
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (f)....................................       7.800   09/01/15        402,000
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (f)....................................       8.000   09/01/20        300,000
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (f)....................................       7.800   09/01/25        300,000
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg........................................       6.150   02/15/12     12,449,470
    10    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A1 (AMT) (FHA/VA)...........................       7.100   07/01/14         10,214
    10    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A2 (AMT) (FHA/VA)...........................       7.200   01/01/27         10,214
                                                                                ------------
                                                                                  13,471,898
                                                                                ------------
          VERMONT  0.2%
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj.....................       6.625   10/01/29      1,037,210
                                                                                ------------

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------
          WASHINGTON  1.4%
$8,000    King Cnty, WA Sch Dist No 411 (FGIC Insd)
          (b).........................................       5.250%  12/01/20   $  8,692,960
                                                                                ------------

          WEST VIRGINIA  0.9%
 1,500    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd) (b)...................................       6.100   01/01/18      1,526,985
 4,000    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd) (b)...................................       6.100   01/01/18      4,071,840
                                                                                ------------
                                                                                   5,598,825
                                                                                ------------
TOTAL INVESTMENTS  99.1%
  (Cost $614,925,933)........................................................    633,665,635
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................      5,872,981
                                                                                ------------

NET ASSETS  100.0%...........................................................   $639,538,616
                                                                                ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 11.1% of net assets.

(b) The Fund owns 100% of the bond issuance.

(c) Security purchased on a when-issued or delayed delivery basis.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Non-income producing security.

(g) Payment-in-kind security.

(h) Interest is accruing at less than the stated coupon.

(i) This borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

FUTURE CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2005

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 2-Year Futures December 2005............     163         $ 83,395
(Current Notional Value of $205,891 per contract)
U.S. Treasury Notes 5-Year Futures December 2005............     275          183,665
(Current Notional Value of $106,859 per contract)...........
                                                                 ---         --------
                                                                 438         $267,060
                                                                 ===         ========

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $614,925,933).......................  $633,665,635
Cash........................................................     4,204,115
Receivables:
  Interest..................................................     8,243,557
  Fund Shares Sold..........................................       596,595
  Investments Sold..........................................       548,808
  Variation Margin on Futures...............................       104,406
Other.......................................................       213,741
                                                              ------------
    Total Assets............................................   647,576,857
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,553,500
  Fund Shares Repurchased...................................       794,043
  Income Distributions......................................       697,784
  Distributor and Affiliates................................       318,896
  Investment Advisory Fee...................................       258,923
Trustees' Deferred Compensation and Retirement Plans........       265,828
Accrued Expenses............................................       149,267
                                                              ------------
    Total Liabilities.......................................     8,038,241
                                                              ------------
NET ASSETS..................................................  $639,538,616
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $641,788,480
Net Unrealized Appreciation.................................    19,006,762
Accumulated Undistributed Net Investment Income.............       770,696
Accumulated Net Realized Loss...............................   (22,027,322)
                                                              ------------
NET ASSETS..................................................  $639,538,616
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $587,617,335 and 39,938,997 shares of
    beneficial interest issued and outstanding).............  $      14.71
    Maximum sales charge (4.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      15.44
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,115,530 and 2,594,387 shares of
    beneficial interest issued and outstanding).............  $      14.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,534,567 and 854,353 shares of
    beneficial interest issued and outstanding).............  $      14.67
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,271,184 and 86,425 shares of beneficial
    interest issued and outstanding)........................  $      14.71
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $ 34,342,354
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,202,733
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,484,355, $436,129 and $129,983,
  respectively).............................................     2,050,467
Shareholder Services........................................       402,580
Legal.......................................................       102,218
Custody.....................................................        75,326
Trustees' Fees and Related Expenses.........................        26,184
Other.......................................................       355,846
                                                              ------------
    Total Expenses..........................................     6,215,354
    Less Credits Earned on Cash Balances....................        15,888
                                                              ------------
    Net Expenses............................................     6,199,466
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 28,142,888
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  7,547,562
  Futures...................................................        98,300
                                                              ------------
Net Realized Gain...........................................     7,645,862
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    30,728,214
                                                              ------------
  End of the Period:
    Investments.............................................    18,739,702
    Futures.................................................       267,060
                                                              ------------
                                                                19,006,762
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,721,452)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (4,075,590)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 24,067,298
                                                              ============

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $ 28,142,888         $  30,700,407
Net Realized Gain/Loss.............................        7,645,862            (2,789,110)
Net Unrealized Depreciation During the Period......      (11,721,452)              (19,307)
                                                        ------------         -------------
Change in Net Assets from Operations...............       24,067,298            27,891,990
                                                        ------------         -------------

Distributions from Net Investment Income:
  Class A Shares...................................      (26,358,317)          (27,226,749)
  Class B Shares...................................       (1,598,728)           (1,926,469)
  Class C Shares...................................         (476,845)             (565,309)
  Class I Shares...................................           (7,693)                  -0-
                                                        ------------         -------------
Total Distributions................................      (28,441,583)          (29,718,527)
                                                        ------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (4,374,285)           (1,826,537)
                                                        ------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       41,515,355            37,955,532
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       19,629,302            20,108,172
Cost of Shares Repurchased.........................      (89,121,245)         (118,216,715)
                                                        ------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      (27,976,588)          (60,153,011)
                                                        ------------         -------------
TOTAL DECREASE IN NET ASSETS.......................      (32,350,873)          (61,979,548)
NET ASSETS:
Beginning of the Period............................      671,889,489           733,869,037
                                                        ------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of $770,696
  and $1,196,811, respectively)....................     $639,538,616         $ 671,889,489
                                                        ============         =============

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                              --------------------------------------------------------
                                             2005        2004        2003       2002 (C)       2001
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $14.81      $14.84      $15.03       $14.56       $14.06
                                            ------      ------      ------       ------       ------
  Net Investment Income...................     .64(a)      .66(a)      .67(a)       .71          .74
  Net Realized and Unrealized Gain/Loss...    (.09)       (.05)       (.19)         .46          .49
                                            ------      ------      ------       ------       ------
Total from Investment Operations..........     .55         .61         .48         1.17         1.23
Less Distributions from Net Investment
  Income..................................     .65         .64         .67          .70          .73
                                            ------      ------      ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD........  $14.71      $14.81      $14.84       $15.03       $14.56
                                            ======      ======      ======       ======       ======

Total Return (b)..........................   3.78%       4.20%       3.31%        8.35%        8.93%
Net Assets at End of the Period (In
  millions)...............................  $587.6      $609.4      $658.5       $696.4       $701.5
Ratio of Expenses to Average Net Assets...    .88%        .89%        .88%         .87%         .83%
Ratio of Net Investment Income to Average
  Net Assets..............................   4.35%       4.46%       4.53%        4.89%        5.16%
Portfolio Turnover........................     39%         15%         46%          49%          31%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million of more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                              --------------------------------------------------------
                                             2005        2004        2003       2002 (C)       2001
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $14.79      $14.82      $15.02       $14.54       $14.05
                                            ------      ------      ------       ------       ------
  Net Investment Income...................     .53(a)      .55(a)      .56(a)       .60          .63
  Net Realized and Unrealized Gain/Loss...    (.09)       (.05)       (.20)         .48          .48
                                            ------      ------      ------       ------       ------
Total from Investment Operations..........     .44         .50         .36         1.08         1.11
Less Distributions from Net Investment
  Income..................................     .54         .53         .56          .60          .62
                                            ------      ------      ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD........  $14.69      $14.79      $14.82       $15.02       $14.54
                                            ======      ======      ======       ======       ======

Total Return (b)..........................   3.03%       3.41%       2.48%        7.64%        8.06%
Net Assets at End of the Period (In
  millions)...............................  $ 38.1      $ 48.8      $ 58.4       $ 65.0       $ 66.6
Ratio of Expenses to Average Net Assets...   1.63%       1.64%       1.63%        1.62%        1.59%
Ratio of Net Investment Income to Average
  Net Assets..............................   3.60%       3.71%       3.78%        4.13%        4.40%
Portfolio Turnover........................     39%         15%         46%          49%          31%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                              --------------------------------------------------------
                                             2005        2004        2003       2002 (C)       2001
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $14.77      $14.80      $15.00       $14.52       $14.04
                                            ------      ------      ------       ------       ------
  Net Investment Income...................     .53(a)      .55(a)      .56(a)       .60          .63
  Net Realized and Unrealized Gain/Loss...    (.09)       (.05)       (.20)         .48          .47
                                            ------      ------      ------       ------       ------
Total from Investment Operations..........     .44         .50         .36         1.08         1.10
Less Distributions from Net Investment
  Income..................................     .54         .53         .56          .60          .62
                                            ------      ------      ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD........  $14.67      $14.77      $14.80       $15.00       $14.52
                                            ======      ======      ======       ======       ======

Total Return (b)..........................   3.03%       3.43%       2.48%        7.65%        8.00%
Net Assets at End of the Period (In
  millions)...............................  $ 12.5      $ 13.7      $ 17.0       $ 18.8       $ 17.4
Ratio of Expenses to Average Net Assets...   1.63%       1.64%       1.63%        1.62%        1.62%
Ratio of Net Investment Income to Average
  Net Assets..............................   3.60%       3.71%       3.78%        4.13%        4.37%
Portfolio Turnover........................     39%         15%         46%          49%          31%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              AUGUST 12, 2005
                                                              (COMMENCEMENT OF
CLASS I SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2005
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $14.71
                                                                   ------
  Net Investment Income.....................................          .09(a)
  Net Realized and Unrealized Gain..........................          .00**
                                                                   ------
Total from Investment Operations............................          .09
Less Distributions from Net Investment Income...............          .09
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $14.71
                                                                   ======

Total Return (b)............................................        0.60%*
Net Assets at End of the Period (In millions)...............       $  1.3
Ratio of Expenses to Average Net Assets.....................         .66%
Ratio of Net Investment Income to Average Net Assets........        4.56%
Portfolio Turnover..........................................          39%

*   Non-Annualized

**  Amount is less than $.01

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B, Class C and Class I shares commenced on August 24, 1992, August 13, 1993, and August 12, 2005, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had $3,049,200 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $5,929,156. At September 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $22,055,994 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$5,079,306..................................................  September 30, 2008
 9,728,055..................................................  September 30, 2009
 7,248,633..................................................  September 30, 2010

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $614,831,923
                                                              ============
Gross tax unrealized appreciation...........................  $ 32,621,828
Gross tax unrealized depreciation...........................   (13,788,116)
                                                              ------------
Net tax unrealized appreciation investments.................  $ 18,833,712
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 were as follows:

                                                                2005        2004
Distribution paid from:
  Ordinary Income...........................................  $117,584    $291,037
  Long-term capital gain....................................       -0-         -0-
                                                              --------    --------
                                                              $117,584    $291,037
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference related to the Fund's investment in other regulated investment companies totaling $3,155 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference of $130,575 related to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $106,600

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2005.

F. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $15,888 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $33,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $91,700, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $325,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and,

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $174,857 are included in "Other" assets on the Statements of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $586,323,581, $40,894,822, $13,298,814 and $1,271,263 for Classes A, B, C and I, respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   2,412,267    $ 35,680,084
  Class B...................................................     177,415       2,622,903
  Class C...................................................     130,335       1,918,515
  Class I...................................................      87,953       1,293,853
                                                              ----------    ------------
Total Sales.................................................   2,807,970    $ 41,515,355
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................   1,233,680    $ 18,241,199
  Class B...................................................      69,165       1,021,344
  Class C...................................................      24,348         359,067
  Class I...................................................         521           7,692
                                                              ----------    ------------
Total Dividend Reinvestment.................................   1,327,714    $ 19,629,302
                                                              ==========    ============
Repurchases:
  Class A...................................................  (4,851,772)   $(71,717,331)
  Class B...................................................    (952,114)    (14,055,751)
  Class C...................................................    (225,130)     (3,317,881)
  Class I...................................................      (2,049)        (30,282)
                                                              ----------    ------------
Total Repurchases...........................................  (6,031,065)   $(89,121,245)
                                                              ==========    ============

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $604,119,629, $51,306,326 and
$14,339,113 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................   2,289,405    $  33,797,656
  Class B...................................................     160,379        2,372,126
  Class C...................................................     121,130        1,785,750
                                                              ----------    -------------
Total Sales.................................................   2,570,914    $  37,955,532
                                                              ==========    =============
Dividend Reinvestment:
  Class A...................................................   1,256,987    $  18,523,059
  Class B...................................................      80,748        1,188,399
  Class C...................................................      26,991          396,714
                                                              ----------    -------------
Total Dividend Reinvestment.................................   1,364,726    $  20,108,172
                                                              ==========    =============
Repurchases:
  Class A...................................................  (6,774,537)   $ (99,847,334)
  Class B...................................................    (879,827)     (12,919,631)
  Class C...................................................    (372,418)      (5,449,750)
                                                              ----------    -------------
Total Repurchases...........................................  (8,026,782)   $(118,216,715)
                                                              ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 440,230 and 144,827 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 59,220 and 2,500 Class C Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed on most

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the year ended September 30, 2005, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $82,600 and CDSC on redeemed shares of approximately $52,600. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $251,131,868 and $275,839,532, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2004...........................      575
Futures Opened..............................................    1,902
Futures Closed..............................................   (2,039)
                                                               ------
Outstanding at September 30, 2005...........................      438
                                                               ======

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the portfolio of investments.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,516,800 and $190,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $366,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $66,900.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, that plaintiff's proposed second amended derivative complaint was withdrawn and that the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Municipal Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 11, 2005

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief
Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.6% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1990  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1990  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  49, 349, 549
                                                                 MIF ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02747P-Y09/05

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN INTERMEDIATE TERM      LEHMAN BROTHERS MUNICIPAL BOND
                                                                   MUNICIPAL INCOME FUND                      INDEX
                                                                ----------------------------      ------------------------------
9/95                                                                        9674                              10000
12/95                                                                       9952                              10413
                                                                            9872                              10288
                                                                            9949                              10366
                                                                           10157                              10604
12/96                                                                      10377                              10874
                                                                           10385                              10848
                                                                           10663                              11222
                                                                           10953                              11560
12/97                                                                      11215                              11873
                                                                           11366                              12010
                                                                           11530                              12192
                                                                           11817                              12567
12/98                                                                      11885                              12642
                                                                           11989                              12755
                                                                           11840                              12529
                                                                           11805                              12479
12/99                                                                      11699                              12381
                                                                           11843                              12743
                                                                           12036                              12935
                                                                           12293                              13248
12/00                                                                      12461                              13827
                                                                           12775                              14134
                                                                           12857                              14226
                                                                           13177                              14626
12/01                                                                      13093                              14537
                                                                           13201                              14673
                                                                           13699                              15210
                                                                           14294                              15933
12/02                                                                      14300                              15933
                                                                           14441                              16124
                                                                           14711                              16540
                                                                           14770                              16553
12/03                                                                      14975                              16780
                                                                           15117                              17070
                                                                           14866                              16666
                                                                           15337                              17314
12/04                                                                      15517                              17530
                                                                           15461                              17523
                                                                           15857                              18037
9/05                                                                       15605                              18015

                               A SHARES              B SHARES              C SHARES          I SHARES
                               5/28/1993             5/28/1993            10/19/1993        8/12/2005
------------------------------------------------------------------------------------------------------
                                       W/MAX                 W/MAX                 W/MAX
                                       4.75%                 4.00%                 1.00%
AVERAGE ANNUAL            W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES    W/O SALES
TOTAL RETURNS              CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES

Since Inception             5.39%      4.98%      5.03%      5.03%      4.29%      4.29%      0.38%

10-year                     5.06       4.55       4.61       4.61       4.32       4.32        N/A

5-year                      5.21       4.18       4.71       4.46       4.47       4.47        N/A

1-year                      3.31      -1.56       3.47      -0.53       2.64       1.64        N/A
------------------------------------------------------------------------------------------------------

SEC Yield                        2.85%                 2.19%                 2.25%            3.25%
------------------------------------------------------------------------------------------------------

Unsubsidized SEC Yield           2.75%                 2.09%                 2.15%            3.15%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12B-1 PLAN THAN DID CLASS A SHARES FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 2005, THE TOTAL OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF CLASS A SHARES. THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12B-1 PLAN ARE HIGHER THAN THOSE PAYABLE BY CLASS A SHARES.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Effective June 1, 2005, the maximum sales charge for Class A shares increased to 4.75% from 3.25% and the contingent deferred sales charge for Class B shares increased to 4.00% in years one and two, 3.00% in year three, 2.50% in year four, 1.50% in year five and 0.00% in year six and thereafter from 3.00% in year one, 2.50% in year two, 2.00% in year three, 1.00% in year four and 0.00% in year five and thereafter. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year four), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for

Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen Intermediate Term Municipal Income Fund is managed by the Adviser's Municipal Fixed Income team(1). Current members of the team include James F. Willison, Managing Director of the Adviser; Joseph R. Arcieri, Executive Director of the Adviser and Robert W. Wimmel and Robert J. Stryker, Vice Presidents of the Adviser.

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis point increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

(1)Team members may change without notice from time to time.

PERFORMANCE ANALYSIS

The fund returned 3.31 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

-------------------------------------------------------------------
                                    LEHMAN BROTHERS MUNICIPAL
      CLASS A   CLASS B   CLASS C          BOND INDEX

       3.31%     3.47%     2.64%              4.05%
-------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2005, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying these bonds when they are in our opinion attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds that we believe have greater potential for future total return.

We structured the portfolio to reflect our view that rates would move higher and that the yields of short-term bonds would rise faster than those of longer-term bonds. We emphasized very short-term bonds and bonds on the longer end of the fund's investment horizon, while limiting exposure to intermediate-term bonds. As the long end of the curve outperformed, this positioning was the main driver of positive performance for the overall period.

Consistent with our quality focus, securities rated AA or better represented 68 percent of assets at the end of the reporting period. However, we also found opportunities to enhance the yield of the portfolio by selectively adding exposure to higher yielding BBB rated and non-rated bonds. These credits accounted for 22 percent of the portfolio as of September 30, 2005. Here, we focused on the health care sector, where we found a number of issues which met our stringent criteria. To fund these purchases, we liquidated positions in insured bonds. This increased exposure to lower rated credits was of particular benefit to the fund's total returns as credit quality spreads, particularly non-rated spreads, tightened dramatically over the past 12 months.

Relative value trading between specialty state bonds also helped returns. (Specialty state bonds are from states with higher than average state taxes.) We found occasions to buy newly issued bonds at attractive prices when demand was low. We held these credits until the supply-demand relationship became more favorable, and sold them to in-state investors seeking tax-exempt yield.

Intermediate-term bonds were particularly well represented among new issuance, providing us with a wide pool of securities to choose among. The fund remained well diversified across the major sectors of the municipal market. At the end of the period, the largest sectors represented in the portfolio were public education, general purpose and health care.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/05
AAA/Aaa                                                          58.3%
AA/Aa                                                            10.0
A/A                                                               8.3
BBB/Baa                                                           9.6
BB/Ba                                                             0.9
Non-Rated                                                        12.9

TOP FIVE SECTORS AS OF 9/30/05
Public Education                                                 18.0%
General Purpose                                                  13.4
Hospital                                                          9.8
Retail Electric                                                   9.3
Higher Education                                                  7.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 09/30/05
Pennsylvania                                                     12.1%
New Jersey                                                        8.3
Missouri                                                          7.3
Ohio                                                              6.7
Illinois                                                          5.5
Alabama                                                           5.1
California                                                        5.1
Colorado                                                          4.7
Florida                                                           4.5
Oregon                                                            4.0
New York                                                          3.2
Michigan                                                          2.7
Arkansas                                                          2.3
Arizona                                                           2.3
Texas                                                             2.2
Indiana                                                           2.1
Kansas                                                            2.0
South Carolina                                                    1.8
Tennessee                                                         1.7
North Carolina                                                    1.5
New Mexico                                                        1.5
South Dakota                                                      1.3
West Virginia                                                     1.2
Connecticut                                                       1.2
Maryland                                                          1.0
Kentucky                                                          0.9
Nebraska                                                          0.9
Oklahoma                                                          0.9
District of Columbia                                              0.9
Virginia                                                          0.8
Rhode Island                                                      0.6
Washington                                                        0.4
Wisconsin                                                         0.4
Montana                                                           0.3
Georgia                                                           0.2
Massachusetts                                                     0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 09/30/05
                                       (continued from previous page)
Minnesota                                                         0.1
Utah                                                              0.0
                                                                -----
Total Long-Term Investments                                      97.9%
Short Term Investments                                            0.4
Other Assets in Excess of Liabilities                             1.7
                                                                -----
Total Net Assets                                                100.0%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800)-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/05--09/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING      ENDING ACCOUNT     EXPENSES PAID
                                              ACCOUNT VALUE        VALUE         DURING PERIOD*
                                              --------------------------------------------------
                                                 4/1/05           9/30/05        4/1/05-09/30/05
Class A
  Actual....................................    $1,000.00        $1,024.82            $5.28
  Hypothetical..............................     1,000.00         1,019.87             5.27
  (5% annual return before expenses)
Class B
  Actual....................................     1,000.00         1,024.58             4.01
  Hypothetical..............................     1,000.00         1,021.17             4.00
  (5% annual return before expenses)
Class C
  Actual....................................     1,000.00         1,021.03             8.76
  Hypothetical..............................     1,000.00         1,016.37             8.74
  (5% annual return before expenses)
Class I
  Actual....................................     1,000.00         1,003.79             0.97
  Hypothetical..............................     1,000.00         1,024.07             3.91
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 0.79%, 1.73% and 0.77% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through September 30, 2005. These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.
 10

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 97.9%
          ALABAMA  5.1%
$1,260    Dothan Houston Cnty, AL Arpt Auth (AMT) (MBIA
          Insd) (a)....................................... 5.400%   12/01/15   $  1,360,624
 1,890    Elmore Cnty, AL Ltd Oblig Sch Wts (FSA Insd)
          (a)............................................. 5.000    02/01/20      2,001,926
 1,505    Greenville, AL Wts Rfdg (XLCA Insd)............. 5.000    01/01/18      1,606,542
 1,000    Jefferson Cnty, AL Ltd Oblig Ser A.............. 5.000    01/01/07      1,020,520
   255    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................... 7.500    12/01/08        268,586
                                                                               ------------
                                                                                  6,258,198
                                                                               ------------
          ARIZONA  2.3%
 1,000    Arizona St Univ Rev Sys Rfdg (AMBAC Insd)....... 5.000    07/01/20      1,071,270
 1,000    Maricopa Cnty, AZ Uni Sch Impt Proj of 2002 Ser
          B (FSA Insd).................................... 5.250    07/01/16      1,102,740
   570    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10        585,458
                                                                               ------------
                                                                                  2,759,468
                                                                               ------------
          ARKANSAS  2.3%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A........... 5.500    08/01/06      1,021,970
 1,200    University of AR Rev UALR Cap Impt Ser B (FSA
          Insd)........................................... 4.500    12/01/19      1,236,780
   500    University of AR Univ Rev Pine Bluff Campus Ser
          A Rfdg (AMBAC Insd) (a) (b)..................... 5.000    12/01/17        543,375
                                                                               ------------
                                                                                  2,802,125
                                                                               ------------
          CALIFORNIA  5.1%
 1,090    California Edl Fac Auth Rev Occidental College
          Ser A (MBIA Insd) (a)........................... 5.000    10/01/20      1,169,374
 1,000    California St (AMBAC Insd) (c).................. 6.400    09/01/08      1,093,220
 1,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.375    05/01/18      1,645,500
   700    California Statewide Cmntys Dev Auth Rev
          Daughters of Charity Hlth Ser F................. 5.000    07/01/08        724,962
   385    Fairfield Suisun, CA Uni Sch Election 2002 (MBIA
          Insd)........................................... 5.250    08/01/18        422,757
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd)........................................... 5.250    07/01/20      1,197,691
                                                                               ------------
                                                                                  6,253,504
                                                                               ------------
          COLORADO  4.7%
 1,750    Adams & Arapahoe Cntys, CO Sch Dist 28 Ser C
          (Prerefunded @ 12/01/06)........................ 5.200    12/01/11      1,830,027
   150    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
          Ter Ser A....................................... 6.800    07/01/09        155,531
 1,560    Colorado Springs, CO Utils Rev Sys Sub Lien Impt
          Ser A........................................... 5.000    11/15/19      1,664,894

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$1,000    Denver, CO City & Cnty Arpt Rev Ser D Rfdg (AMT)
          (FSA Insd)...................................... 5.500%   11/15/12   $  1,084,400
 1,000    Weld & Adams Cntys, CO Sch Dist (FSA Insd)...... 5.000    12/15/21      1,067,200
                                                                               ------------
                                                                                  5,802,052
                                                                               ------------
          CONNECTICUT  1.2%
 1,000    Connecticut St Hlth & Edl Fac Auth Rev Griffin
          Hosp Ser B (Radian Insd)........................ 5.000    07/01/11      1,066,750
   145    Mashantucket Western Pequot Tribe, 144A--
          Private Placement (Escrowed to Maturity) (d).... 6.500    09/01/06        149,755
   215    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
          Energies (AMT).................................. 7.250    07/01/09        215,507
                                                                               ------------
                                                                                  1,432,012
                                                                               ------------
          DISTRICT OF COLUMBIA  0.9%
 1,000    District of Columbia Rev Friendship Pub Charter
          Sch Inc (ACA Insd).............................. 5.000    06/01/13      1,053,950
                                                                               ------------

          FLORIDA  4.5%
 1,000    Brevard Cnty, FL Sch Brd Ctfs Ser B Rfdg (FGIC
          Insd)........................................... 5.000    07/01/20      1,061,140
 2,000    Broward Cnty, FL Arpt Sys Rev Ser E Rfdg (AMT)
          (MBIA Insd) (c)................................. 5.375    10/01/13      2,116,100
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg........................... 8.125    12/01/07        190,378
    40    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Escrowed to
          Maturity)....................................... 8.125    07/01/06         41,470
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Prerefunded @
          07/01/06)....................................... 8.625    07/01/20        267,078
 1,500    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.250    08/01/14      1,646,325
   210    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
          Rfdg (Escrowed to Maturity)..................... 7.125    11/01/06        214,582
                                                                               ------------
                                                                                  5,537,073
                                                                               ------------
          GEORGIA  0.2%
   230    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj (Escrowed to
          Maturity)....................................... 6.000    10/01/08        239,241
                                                                               ------------

          ILLINOIS  5.5%
   100    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg (Escrowed to Maturity)................ 7.000    01/01/06        100,891
 1,325    Bedford Park, IL Wtr Rev Ser B (Escrowed to
          Maturity) (AMT) (ACA Insd)...................... 6.000    12/15/08      1,415,776
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A..................................... 6.500    12/01/05        251,233
   545    Clay Cnty, IL Hosp Rev (a)...................... 5.500    12/01/10        550,047

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   99    Huntley, IL Spl Svc Area No 7 Spl Tax........... 6.000%   03/01/09   $    101,587
 1,010    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A (a)...................... 5.000    06/01/09      1,044,411
 1,000    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A.......................... 5.500    06/01/19      1,058,180
   500    Lincolnshire, IL Spl Svc Area Sedgebrook Proj... 5.000    03/01/11        514,185
   180    Peoria, IL Spl Tax Weaverridge Spl Svc Area..... 7.625    02/01/08        190,919
   500    Pingree Grove Village, IL Spl Svc Area No 1 Spl
          Tax Ser 05-1 Cambridge Lakes Proj............... 5.250    03/01/15        505,720
 1,000    Round Lake Beach, IL Tax........................ 4.650    12/15/13      1,013,170
                                                                               ------------
                                                                                  6,746,119
                                                                               ------------
          INDIANA  2.1%
 1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd).................................... 5.500    01/01/18      1,100,200
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser B
          (Prerefunded @ 02/01/07)........................ 6.000    02/01/12      1,481,536
                                                                               ------------
                                                                                  2,581,736
                                                                               ------------
          KANSAS  2.0%
   500    Burlington, KS Envrn Impt Rev................... 4.750    09/01/15        511,960
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka............ 5.000    02/01/20      1,060,600
   320    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd).... 5.000    05/01/11        344,406
   510    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd).... 5.000    05/01/12        545,879
                                                                               ------------
                                                                                  2,462,845
                                                                               ------------
          KENTUCKY  0.9%
 1,000    Louisville & Jefferson Cnty, KY Ser C (AMT) (FSA
          Insd)........................................... 5.500    07/01/17      1,093,150
                                                                               ------------

          MARYLAND  1.0%
   625    Maryland St Econ Dev Corp Univ MD College Park
          Proj............................................ 5.750    06/01/13        686,756
   500    Prince Georges Cnty, MD Spl Oblig Natl Harbor
          Proj............................................ 4.700    07/01/15        500,470
                                                                               ------------
                                                                                  1,187,226
                                                                               ------------
          MASSACHUSETTS  0.2%
    35    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................... 7.250    07/01/06         34,994
   190    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/1998, Cost $190,000)
          (e)............................................. 6.200    06/01/08        195,922
                                                                               ------------
                                                                                    230,916
                                                                               ------------
          MICHIGAN  2.7%
 1,000    Brighton, MI Area Sch Dist Rfdg (a)............. 5.250    05/01/18      1,087,880
 1,000    Brighton, MI Area Sch Dist Rfdg................. 5.250    05/01/20      1,086,510
   335    John Tolfree Hlth Sys Corp MI Mtg Rev Rfdg...... 5.450    09/15/06        338,511

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$  500    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser A... 5.000%   07/01/09   $    518,555
   250    Michigan St Strategic Fd Ltd Oblig United Waste
          Sys Proj (AMT).................................. 5.200    04/01/10        262,828
                                                                               ------------
                                                                                  3,294,284
                                                                               ------------
          MINNESOTA  0.1%
    70    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj (AMT) (a)............................. 7.000    11/01/06         70,294
                                                                               ------------

          MISSOURI  7.3%
   610    Ferguson, MO Tax Increment Rev Crossing at Halls
          Ferry Rfdg (a).................................. 5.500    04/01/14        631,984
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib Proj.... 6.000    03/01/16      1,417,649
   500    Kirkwood, MO Sch Dist Edl Fac Auth Leasehold Rev
          Kirkwood Sch Dist R-7 Proj Ser B (MBIA Insd).... 5.000    02/15/17        540,170
 1,000    Macon, MO Ctfs Partn (MBIA Insd)................ 5.250    08/01/17      1,063,190
   830    Missouri St Dev Fin Brd Fac Rev Pub Safety Proj
          Ser A (a)....................................... 5.000    03/01/11        872,529
 2,125    O' Fallon, MO Ctfs Partn (MBIA Insd) (a)........ 5.375    02/01/18      2,316,144
 2,000    Saint Charles, MO Ctf Part Ser B................ 5.500    05/01/18      2,122,640
                                                                               ------------
                                                                                  8,964,306
                                                                               ------------
          MONTANA  0.3%
   300    Crow Fin Auth, MT Tribal Purp Rev (Acquired
          12/11/1997, Cost $300,000) (e).................. 5.400    10/01/07        307,431
                                                                               ------------

          NEBRASKA  0.9%
 1,000    Dodge Cnty, NE Sch Dist 001 Rfdg (FSA Insd)..... 5.000    12/15/18      1,071,960
                                                                               ------------

          NEW JERSEY  8.3%
 1,000    Casino Reinvestment Dev Auth NJ Hotel Room Fee
          Rev (AMBAC Insd)................................ 5.250    01/01/20      1,093,770
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (Prerefunded @ 10/01/10)
          (FGIC Insd)..................................... 5.750    10/01/30      1,559,376
   460    Middlesex Cnty, NJ Impt Auth Street Student Hsg
          Proj Ser A...................................... 2.500    08/15/06        456,688
 1,000    Morris Union Jointure Cmnty NJ Ctfs Part (Radian
          Insd)........................................... 5.250    05/01/20      1,069,090
   265    New Jersey Econ Dev Auth First Mtg Winchester
          Ser A Rfdg...................................... 2.600    11/01/05        264,748
   400    New Jersey Econ Dev Auth First Mtg Winchester
          Ser A Rfdg...................................... 3.000    11/01/06        396,484
 1,500    New Jersey Econ Dev Auth Rev Cigarette Tax...... 5.500    06/15/16      1,638,915
   415    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Escrowed to Maturity) (Connie Lee
          Insd)........................................... 7.000    07/01/06        427,097

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$1,000    New Jersey Hlthcare Facs Fin Auth Rev St Clare's
          Hosp Inc A Rfdg (Radian Insd)................... 5.250%   07/01/20   $  1,067,120
 1,000    New Jersey Hlthcare Facs Fin Auth Rev Virtua
          Hlth Issue (FSA Insd)........................... 5.250    07/01/10      1,066,860
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.500    02/15/16        496,764
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.600    02/15/17        618,178
                                                                               ------------
                                                                                 10,155,090
                                                                               ------------
          NEW MEXICO  1.5%
 1,000    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $1,020,380) (e)................ 5.500    09/01/23      1,064,070
   700    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $728,707) (e).................. 4.000    09/01/08        708,687
                                                                               ------------
                                                                                  1,772,757
                                                                               ------------
          NEW YORK  3.2%
   225    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
          Rev Woodcrest Estates Fac Ser A (AMT)........... 5.875    12/01/09        232,601
 1,000    Long Island Pwr Auth NY Elec Gen Ser C.......... 5.500    09/01/17      1,093,470
   500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................. 6.250    03/01/15        535,840
   480    New York City Ser A............................. 7.000    08/01/07        502,190
    20    New York City Ser A (Prerefunded @ 08/01/06).... 7.000    08/01/07         20,981
   500    New York St Dorm Auth Rev Mt Sinai NYU Hlth Ser
          C (b)........................................... 5.000    07/01/11        508,960
     5    Niagara Falls, NY Pub Impt (MBIA Insd).......... 6.900    03/01/20          5,066
 1,000    Tobacco Settlement Fin Corp NY Ser C-1.......... 5.250    06/01/13      1,049,780
                                                                               ------------
                                                                                  3,948,888
                                                                               ------------
          NORTH CAROLINA  1.5%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev Ser
          D............................................... 6.450    01/01/14        697,826
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd)... 5.250    01/01/19      1,081,880
                                                                               ------------
                                                                                  1,779,706
                                                                               ------------
          OHIO  6.7%
   500    Adams Cnty Hosp Fac Impt Rev Proj............... 6.250    09/01/20        502,165
   500    Athens Cnty, OH Hosp Facs Rev & Impt O' Bleness
          Mem Ser A Rfdg.................................. 6.250    11/15/13        526,310
 1,370    Cleveland, OH Non Tax Rev Cleveland Stadium Proj
          Rfdg (AMBAC Insd)............................... 5.125    12/01/20      1,472,887
   500    Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj
          (AMT)........................................... 6.000    04/01/09        488,580
 2,675    Ohio Mun Elec Generation Agy Jt Venture 5 Ctfs
          Ben Int Rfdg (AMBAC Insd)....................... 5.000    02/15/21      2,825,629
 1,160    Sugarcreek, OH Loc Sch Dist Sch Impt Rfdg (MBIA
          Insd) (a)....................................... 5.250    12/01/18      1,271,998
 1,010    Toledo, OH Swr Sys Rev (AMBAC Insd)............. 5.000    11/15/18      1,082,831
                                                                               ------------
                                                                                  8,170,400
                                                                               ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OKLAHOMA  0.9%
$1,000    University of OK Rev Multiple Fac (MBIA Insd)... 5.000%   06/01/19   $  1,063,930
                                                                               ------------

          OREGON  4.0%
 2,575    Emerald Peoples Util Dist OR Ser A Rfdg (FSA
          Insd) (a)....................................... 5.250    11/01/16      2,828,998
   985    Oregon St Dept Admin Svcs Lottery Rev Ser B (FSA
          Insd)........................................... 5.000    04/01/18      1,057,240
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
          Rfdg............................................ 5.200    05/01/33      1,041,480
                                                                               ------------
                                                                                  4,927,718
                                                                               ------------
          PENNSYLVANIA  12.1%
   250    Allegheny Cnty, PA Redev Auth Rev Pittsburgh
          Mills Proj...................................... 5.100    07/01/14        258,450
 1,220    Canon McMillan Sch Dist PA Ser A Rfdg (MBIA
          Insd)........................................... 5.000    12/15/15      1,322,334
   500    Delaware Cnty, PA Indl Dev Auth Rev Res Recovery
          Fac Ser A Rfdg.................................. 6.100    07/01/13        526,095
 1,000    Erie, PA Ser A (FSA Insd)....................... 5.000    11/15/18      1,074,590
   500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj....................... 6.000    02/01/21        522,475
 1,000    Pennsylvania St High Edl Fac Auth Rev Univ PA
          Hlth Sys Ser A.................................. 5.000    08/15/08      1,040,790
 1,150    Philadelphia, PA Gas Wks Rev Eighteenth Ser..... 5.250    08/01/18      1,246,692
   900    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)........................................... 5.000    08/01/10        965,340
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.500    04/15/16      2,201,940
   500    Seneca Vy, PA Sch Dist (FGIC Insd).............. 5.000    01/01/18        539,390
 1,500    Springfield, PA Sch Dist DE Ser A (FGIC Insd)... 5.000    03/15/20      1,595,100
 1,090    Wilson, PA Area Sch Dist (FGIC Insd)............ 5.125    03/15/17      1,179,565
 2,070    York Cnty, PA Sch Technology (FGIC Insd)........ 5.375    02/15/16      2,272,301
                                                                               ------------
                                                                                 14,745,062
                                                                               ------------
          RHODE ISLAND  0.6%
   700    Rhode Island St Econ Dev Grant Antic RI Dept
          Trans Ser A (FSA Insd).......................... 5.000    06/15/15        755,636
                                                                               ------------

          SOUTH CAROLINA  1.8%
 1,020    Berkeley Cnty, SC Impt & Rfdg (FSA Insd)........ 5.000    09/01/17      1,096,286
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd) (a)............................ 5.000    04/01/14      1,141,233
                                                                               ------------
                                                                                  2,237,519
                                                                               ------------
          SOUTH DAKOTA  1.3%
 1,515    Minnehaha Cnty, SD Ctfs Ltd Tax (FSA Insd)...... 5.000    12/01/18      1,624,413
                                                                               ------------

See Notes to Financial Statements                                             19

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          TENNESSEE  1.7%
$  495    Chattanooga, TN Hlth Edl Hsg Fac CDFI Phase I
          LLC Proj Ser A Rfdg............................. 5.000%   10/01/15   $    506,939
   700    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)...........................................   *      06/01/15        467,705
 1,000    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................... 5.750    12/01/11      1,123,820
                                                                               ------------
                                                                                  2,098,464
                                                                               ------------
          TEXAS  2.2%
   395    Brazos Riv Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Ser C Rfdg (AMT)........................ 5.750    05/01/36        422,749
   500    Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc
          Proj............................................ 5.000    08/15/13        516,935
   350    Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc
          Proj............................................ 5.000    08/15/19        353,920
 1,000    Lower Colorado Riv Auth TX LCRA Svcs Corp Proj
          Rfdg (FGIC Insd)................................ 5.000    05/15/17      1,057,260
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Apt Proj Ser A (a)............. 7.500    02/01/10        285,879
                                                                               ------------
                                                                                  2,636,743
                                                                               ------------
          UTAH  0.0%
    15    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser A
          (AMT) (FHA/VA Gtd).............................. 7.150    07/01/12         15,324
                                                                               ------------

          VIRGINIA  0.8%
 1,000    Tobacco Settlement Fin Corp VA Asset Bkd........ 5.250    06/01/19      1,037,950
                                                                               ------------

          WASHINGTON  0.4%
   510    Skagit Cnty, WA Pub Hosp Dist No 001 Skagit Vy
          Hosp............................................ 5.250    12/01/10        537,724
                                                                               ------------

          WEST VIRGINIA  1.2%
 1,500    West Virginia St Hosp Fin Auth (MBIA Insd)...... 6.100    01/01/18      1,526,985
                                                                               ------------

          WISCONSIN  0.4%
   500    Wisconsin St Hlth & Edl Facs Beaver Dam Cmnty
          Hosp Inc........................................ 5.500    08/15/14        502,090
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $116,988,058).......................................................    119,684,289
SHORT-TERM INVESTMENT  0.4%
  (Cost $510,000)...........................................................        510,000
                                                                               ------------
TOTAL INVESTMENTS  98.3%
  (Cost $117,498,058).......................................................    120,194,289
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.................................      2,019,382
                                                                               ------------

NET ASSETS  100.0%..........................................................   $122,213,671
                                                                               ============

 20                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.9% of net assets.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2005:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 2-Year Futures December 2005 (Current
  Notional Value of $102,945 per contract)..................      56          $28,651
U.S. Treasury Notes 5-Year Futures December 2005 (Current
  Notional Value of $106,859 per contract)..................     105           70,127
                                                                ----          -------
                                                                 161          $98,778
                                                                ====          =======

See Notes to Financial Statements                                             21

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $117,498,058).......................  $120,194,289
Cash........................................................     1,012,962
Receivables:
  Interest..................................................     1,623,821
  Fund Shares Sold..........................................       287,893
  Investments Sold..........................................        75,000
  Variation Margin on Futures...............................        38,500
Other.......................................................       135,870
                                                              ------------
    Total Assets............................................   123,368,335
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       546,424
  Fund Shares Repurchased...................................       129,772
  Income Distributions......................................        98,713
  Distributor and Affiliates................................        60,864
  Investment Advisory Fee...................................        40,315
Trustees' Deferred Compensation and Retirement Plans........       186,906
Accrued Expenses............................................        91,670
                                                              ------------
    Total Liabilities.......................................     1,154,664
                                                              ------------
NET ASSETS..................................................  $122,213,671
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $118,908,331
Net Unrealized Appreciation.................................     2,795,009
Accumulated Net Realized Gain...............................       317,581
Accumulated Undistributed Net Investment Income.............       192,750
                                                              ------------
NET ASSETS..................................................  $122,213,671
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $88,235,160 and 8,253,068 shares of
    beneficial interest issued and outstanding).............  $      10.69
    Maximum sales charge (4.75%* of offering price).........           .53
                                                              ------------
    Maximum offering price to public........................  $      11.22
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,898,863 and 1,561,943 shares of
    beneficial interest issued and outstanding).............  $      10.82
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,489,577 and 1,544,262 shares of
    beneficial interest issued and outstanding).............  $      10.68
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $590,071 and 55,217 shares of beneficial
    interest issued
    and outstanding)........................................  $      10.69
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 22                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $5,278,523
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     611,576
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and I of $215,861, $14,201, $149,945 and $0,
  respectively).............................................     380,007
Registration and Filing Fees................................      77,260
Shareholder Services........................................      71,376
Legal.......................................................      62,849
Trustees' Fees and Related Expenses.........................      22,742
Custody.....................................................      18,663
Other.......................................................     166,860
                                                              ----------
    Total Expenses..........................................   1,411,333
    Investment Advisory Fee Reduction.......................     122,315
    Less Credits Earned on Cash Balances....................       2,731
                                                              ----------
    Net Expenses............................................   1,286,287
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,992,236
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  122,081
  Futures...................................................     289,522
                                                              ----------
Net Realized Gain...........................................     411,603
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,336,877
  End of the Period:
    Investments.............................................   2,696,231
    Futures.................................................      98,778
                                                              ----------
                                                               2,795,009
                                                              ----------
Net Unrealized Depreciation During the Period...............    (541,868)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (130,265)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,861,971
                                                              ==========

See Notes to Financial Statements                                             23

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  3,992,236          $  3,767,410
Net Realized Gain/Loss.............................          411,603              (116,827)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................         (541,868)              436,427
                                                        ------------          ------------
Change in Net Assets from Operations...............        3,861,971             4,087,010
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (2,950,100)           (2,540,540)
  Class B Shares...................................         (500,423)             (599,449)
  Class C Shares...................................         (447,551)             (538,322)
  Class I Shares...................................           (2,786)                  -0-
                                                        ------------          ------------
                                                          (3,900,860)           (3,678,311)
                                                        ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...................................         (111,173)             (559,167)
  Class B Shares...................................          (25,082)             (168,772)
  Class C Shares...................................          (21,027)             (151,088)
  Class I Shares...................................              -0-                   -0-
                                                        ------------          ------------
                                                            (157,282)             (879,027)
                                                        ------------          ------------
Total Distributions................................       (4,058,142)           (4,557,338)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................         (196,171)             (470,328)
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       35,234,147            35,464,587
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        2,853,082             3,315,608
Cost of Shares Repurchased.........................      (30,577,511)          (38,885,321)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................        7,509,718              (105,126)
                                                        ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............        7,313,547              (575,454)
NET ASSETS:
Beginning of the Period............................      114,900,124           115,475,578
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $192,750
  and $99,066, respectively).......................     $122,213,671          $114,900,124
                                                        ============          ============

 24                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ------------------------------------------------
                                                2005      2004      2003     2002 (B)     2001
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.72    $10.76    $10.86     $10.42     $10.14
                                               ------    ------    ------     ------     ------
  Net Investment Income......................     .36       .37       .38        .42        .49
  Net Realized and Unrealized Gain/Loss......    (.01)      .04      (.03)       .44        .23
                                               ------    ------    ------     ------     ------
Total from Investment Operations.............     .35       .41       .35        .86        .72
                                               ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment Income...     .37       .37       .40        .42        .43
  Distributions from Net Realized Gain.......     .01       .08       .05        -0-        .01
                                               ------    ------    ------     ------     ------
Total Distributions..........................     .38       .45       .45        .42        .44
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.69    $10.72    $10.76     $10.86     $10.42
                                               ======    ======    ======     ======     ======

Total Return* (a)............................   3.31%     3.84%     3.33%      8.48%      7.19%
Net Assets at End of the Period (In
  millions)..................................  $ 88.2    $ 76.5    $ 70.1     $ 53.5     $ 29.1
Ratio of Expenses to Average Net Assets*.....    .99%      .93%      .84%       .85%       .77%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.32%     3.50%     3.55%      4.08%      4.78%
Portfolio Turnover...........................     34%       60%       35%        75%       106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.09%     1.03%     1.04%      1.14%      1.23%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.22%     3.40%     3.35%      3.79%      4.32%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             25

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ------------------------------------------------
                                                2005      2004      2003     2002 (B)     2001
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.75    $10.78    $10.84     $10.41     $10.13
                                               ------    ------    ------     ------     ------
  Net Investment Income......................     .40       .30       .32        .35        .42
  Net Realized and Unrealized Gain/Loss......    (.03)      .04      (.01)       .42        .22
                                               ------    ------    ------     ------     ------
Total from Investment Operations.............     .37       .34       .31        .77        .64
                                               ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment Income...     .29       .29       .32        .34        .35
  Distributions from Net Realized Gain.......     .01       .08       .05        -0-        .01
                                               ------    ------    ------     ------     ------
Total Distributions..........................     .30       .37       .37        .34        .36
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.82    $10.75    $10.78     $10.84     $10.41
                                               ======    ======    ======     ======     ======

Total Return* (a)............................   3.47%(d)  3.15%(d)  2.96%(c)   7.61%      6.42%
Net Assets at End of the Period (In
  millions)..................................  $ 16.9    $ 20.3    $ 23.9     $ 17.1     $ 11.1
Ratio of Expenses to Average Net Assets*.....    .82%(d)  1.67%(d)  1.59%      1.60%      1.52%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.51%(d)  2.76%(d)  3.08%(c)   3.34%      4.02%
Portfolio Turnover...........................     34%       60%       35%        75%       106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...    .92%(d)  1.77%(d)  1.79%      1.89%      1.98%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.41%(d)  2.66%(d)  2.88%(c)   3.05%      3.56%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 26                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ------------------------------------------------
                                                2005      2004      2003     2002 (B)     2001
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.70    $10.73    $10.82     $10.40     $10.12
                                               ------    ------    ------     ------     ------
  Net Investment Income......................     .29       .30       .30        .34        .42
  Net Realized and Unrealized Gain/Loss......    (.01)      .04      (.02)       .42        .22
                                               ------    ------    ------     ------     ------
Total from Investment Operations.............     .28       .34       .28        .76        .64
                                               ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment Income...     .29       .29       .32        .34        .35
  Distributions from Net Realized Gain.......     .01       .08       .05        -0-        .01
                                               ------    ------    ------     ------     ------
Total Distributions..........................     .30       .37       .37        .34        .36
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.68    $10.70    $10.73     $10.82     $10.40
                                               ======    ======    ======     ======     ======

Total Return* (a)............................   2.64%(d)  3.17%(d)  2.69%(c)   7.52%      6.42%
Net Assets at End of the Period (In
  millions)..................................  $ 16.5    $ 18.1    $ 21.4     $ 13.2     $  8.6
Ratio of Expenses to Average Net Assets*.....   1.64%(d)  1.66%(d)  1.59%      1.60%      1.52%
Ratio of Net Investment Income to Average Net
  Assets*....................................   2.69%(d)  2.77%(d)  2.84%(c)   3.33%      4.02%
Portfolio Turnover...........................     34%       60%       35%        75%       106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.74%(d)  1.76%(d)  1.79%      1.89%      1.98%
   Ratio of Net Investment Income to Average
     Net Assets..............................   2.59%(d)  2.67%(d)  2.64%(c)   3.04%      3.56%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             27

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               AUGUST 12, 2005
                                                               (COMMENCEMENT OF
                       CLASS I SHARES                           OPERATIONS) TO
                                                              SEPTEMBER 30, 2005
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.70
                                                                    ------
  Net Investment Income.....................................           .05
  Net Realized and Unrealized Loss..........................          (.01)
                                                                    ------
Total from Investment Operations............................           .04
Less Distributions from Net Investment Income...............           .05
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $10.69
                                                                    ======

Total Return* (a)...........................................         0.38%**
Net Assets at End of the Period (In millions)...............        $   .6
Ratio of Expenses to Average Net Assets*....................          .77%
Ratio of Net Investment Income to Average Net Assets*.......         3.59%
Portfolio Turnover..........................................           34%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................          .87%
   Ratio of Net Investment Income to Average Net Assets.....         3.49%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

 28                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C and Class I shares commenced on October 19, 1993 and August 12, 2005, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had $546,424 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $117,483,411
                                                              ============
Gross tax unrealized appreciation...........................  $  2,879,812
Gross tax unrealized depreciation...........................      (168,934)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  2,710,878
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 was as follows:

                                                                2005        2004
Distributions paid from:
  Ordinary Income...........................................  $157,902    $444,464
  Long Term Capital Gain....................................        --     437,594
                                                              --------    --------
                                                              $157,902    $882,058

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the tax year ended September 30, 2005, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,392 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference of $84 relating to book to tax amortization differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $413,786

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses recognized for tax purposes on open futures contracts at September 30, 2005.

F. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $2,731 as a result of credits earned on cash balances.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2005, the Adviser waived $122,315 of its investment advisory fee. This represents .10% of its average net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $16,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $55,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $52,400, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $115,500 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $86,829,656, $15,630,052, $15,857,800 and $590,823 for Classes A, B, C and I respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   2,799,376    $ 30,055,073
  Class B...................................................     164,518       1,783,449
  Class C...................................................     261,414       2,801,679
  Class I...................................................      55,508         593,946
                                                              ----------    ------------
Total Sales.................................................   3,280,816    $ 35,234,147
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     209,871    $  2,252,182
  Class B...................................................      29,127         315,068
  Class C...................................................      26,416         283,046
  Class I...................................................         260           2,786
                                                              ----------    ------------
Total Dividend Reinvestment.................................     265,674    $  2,853,082
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,888,033)   $(20,267,308)
  Class B...................................................    (524,704)     (5,674,515)
  Class C...................................................    (432,719)     (4,629,779)
  Class I...................................................        (551)         (5,909)
                                                              ----------    ------------
Total Repurchases...........................................  (2,846,007)   $(30,577,511)
                                                              ==========    ============

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $74,789,709, $19,206,050 and $17,402,854 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   2,439,175    $ 26,096,448
  Class B...................................................     442,461       4,732,358
  Class C...................................................     433,331       4,635,781
                                                              ----------    ------------
Total Sales.................................................   3,314,967    $ 35,464,587
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     228,163    $  2,436,459
  Class B...................................................      42,299         453,007
  Class C...................................................      39,974         426,142
                                                              ----------    ------------
Total Dividend Reinvestment.................................     310,436    $  3,315,608
                                                              ==========    ============
Repurchases:
  Class A...................................................  (2,054,862)   $(21,954,065)
  Class B...................................................    (808,689)     (8,651,743)
  Class C...................................................    (781,197)     (8,279,513)
                                                              ----------    ------------
Total Repurchases...........................................  (3,644,748)   $(38,885,321)
                                                              ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 154,113 and 36,615 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 68,366 and 0 Class C Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class C Shares.

    Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    Class B Shares purchased prior to June 1, 2005 are subject to the following CDSC schedule:

                                                              CONTINGENT DEFERRED
                                                                 SALES CHARGE
                                                                AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
YEAR SINCE PURCHASE                                           -------------------
First.......................................................         3.00%
Second......................................................         2.50%
Third.......................................................         2.00%
Fourth......................................................         1.00%
Fifth and Thereafter........................................          None

    For the year ended September 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $22,600 and CDSC on redeemed shares of approximately $33,100. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005 the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2005, the fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,387,002 and $40,639,754 respectively.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2004...........................     157
Futures Opened..............................................     818
Futures Closed..............................................    (814)
                                                                ----
Outstanding at September 30, 2005...........................     161
                                                                ====

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $4,700 for Class B and Class C shares, respectively. These amounts may be recovered from future

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $9,000, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $31,400.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force economic incentives to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Intermediate Term Municipal Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 11, 2005

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1993  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 138, 338, 538
                                                                 INF ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02751P-Y09/05

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN NEW YORK TAX FREE      LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ----------------------------      ------------------------------
9/95                                                                        9527                              10000
12/95                                                                      10017                              10413
                                                                            9808                              10288
                                                                            9910                              10366
                                                                           10226                              10604
12/96                                                                      10531                              10874
                                                                           10552                              10848
                                                                           10924                              11222
                                                                           11306                              11560
12/97                                                                      11682                              11873
                                                                           11865                              12010
                                                                           12084                              12192
                                                                           12513                              12567
12/98                                                                      12558                              12642
                                                                           12659                              12755
                                                                           12410                              12529
                                                                           12186                              12479
12/99                                                                      11944                              12381
                                                                           12271                              12743
                                                                           12435                              12935
                                                                           12785                              13248
12/00                                                                      13417                              13827
                                                                           13702                              14134
                                                                           13829                              14226
                                                                           14188                              14626
12/01                                                                      14018                              14537
                                                                           14203                              14673
                                                                           14739                              15210
                                                                           15554                              15933
12/02                                                                      15500                              15933
                                                                           15660                              16124
                                                                           16089                              16540
                                                                           16128                              16553
12/03                                                                      16430                              16780
                                                                           16615                              17070
                                                                           16301                              16666
                                                                           16956                              17314
12/04                                                                      17126                              17530
                                                                           17069                              17523
                                                                           17672                              18037
9/05                                                                       17683                              18015

                               A SHARES                B SHARES                C SHARES
                               7/29/94                 7/29/94                 7/29/94
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       4.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            6.45%       5.99%       5.96%       5.96%       5.76%       5.76%

10-year                    6.38        5.87        5.83        5.83        5.60        5.60

5-year                     6.70        5.67        5.88        5.64        5.89        5.89

1-year                     4.29       -0.68        3.40       -0.60        3.46        2.46
---------------------------------------------------------------------------------------------

30-Day SEC Subsidized
Yield                           3.33%                   2.75%                   2.75%
---------------------------------------------------------------------------------------------

30-Day SEC Yield                3.09%                   2.50%                   2.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

FUND REPORT

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen New York Tax Free Income Fund is managed by the Adviser's Municipal Fixed Income team. Members of the team include Dennis S. Pietrzak, John R. Reynoldson and Joseph R. Arcieri, Executive Directors of the Adviser.

MARKET CONDITIONS

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis points increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds rates declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

The State of New York remained a leading issuer of debt during the period. Liberty bonds (for the reconstruction of the World Trade Center site) were among the prominent fundings. The state saw its credit rating improve, due largely to improvements in New York City's fiscal health. Positive employment data and stable real estate markets also contributed to a brighter outlook. Economic conditions were not uniformly strong across the state, however, as the northern "rust belt" area continued to struggle economically.

(1)Team members may change without notice from time to time.

PERFORMANCE ANALYSIS

The fund returned 4.29 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       4.29%     3.40%     3.46%           4.05%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Throughout the period, we followed our long-standing practice of trading between liquid, high quality securities which our analysis identified as compelling total return opportunities. Our strategy involves buying these bonds when they are attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds with greater potential for future total return.

We sought to position the fund for rising rates, a strategy which proved beneficial during the period. We kept the overall duration of the fund shorter than that of its benchmark index. (Duration is a measure of interest rate sensitivity.) To limit the fund's exposure to bonds that would be most vulnerable to rising short-term rates, we sold bonds with maturities of 15 years and less. Pre-refunded issues also figured prominently among our sales. As refinancing activity surged, we sold many bonds which had appreciated significantly during the time the fund had held them. We re-deployed assets into the 25- to 30-year segment of the market, favoring bonds with premium (above-market) coupons and more defensive interest rate characteristics. As the yield curve continued to flatten, these bonds contributed strong performance.

At the end of the reporting period, securities rated BBB or higher accounted for more than 94 percent of the portfolio. Within the context of our quality focused approach, we sought opportunities to enhance the fund's exposure to higher yielding securities. For example, after extensive research, we invested in long-term investment-grade tobacco revenue bonds (which represented approximately 5 percent of assets at the end of the period).

The fund was well diversified among the major sectors of the New York municipal market. At the close of the period, the largest sector representations were general purpose, health care, water and sewer, public education and student housing. The fund also established a stake in Liberty bonds during the period.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/05
AAA/Aaa                                                          50.5%
AA/Aa                                                            18.2
A/A                                                              15.0
BBB/Baa                                                          10.8
BB/Ba                                                             2.6
NR                                                                2.9



TOP 5 SECTORS AS OF 9/30/05
General Purpose                                                  15.6%
Hospital                                                         12.7
Water & Sewer                                                    11.3
Student Housing                                                   8.9
Public Education                                                  7.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Sectors are as a percentage of long-term investments. Ratings are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/05 - 09/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING         ENDING          EXPENSES PAID
                                             ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                             ---------------------------------------------------
                                               04/01/05         09/30/05       04/01/05-09/30/05
Class A
  Actual...................................    $1,000.00        $1,035.96            $4.03
  Hypothetical.............................     1,000.00         1,021.07             4.00
  (5% annual return before expenses)
Class B
  Actual...................................     1,000.00         1,030.94             7.84
  Hypothetical.............................     1,000.00         1,017.37             7.79
  (5% annual return before expenses)
Class C
  Actual...................................     1,000.00         1,030.91             7.84
  Hypothetical.............................     1,000.00         1,017.37             7.79
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.79%, 1.54%, and 1.54% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees,
 10
evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON       MATURITY        VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.6%
          NEW YORK  95.4%
$1,290    Albany Cnty, NY Indl Dev Agy Indl Dev Rev
          Albany College of Pharmacy Ser A.........        5.625%   12/01/34     $  1,354,435
   330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A.........................        6.875    06/01/39          321,938
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)..........        5.750    05/01/21        1,396,975
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)..........        5.750    05/01/22        1,396,975
   625    Erie Cnty, NY Tob Asset Sec Corp Ser A...        5.000    06/01/38          615,456
 1,500    Erie Cnty, NY Tob Asset Sec Corp Ser A...        5.000    06/01/45        1,463,250
 1,250    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac................................        5.750    06/01/22        1,372,650
 1,290    Islip, NY Res Recovery Agy Res 1985 Fac
          Ser E (AMT) (FSA Insd)...................        5.750    07/01/22        1,432,545
 1,000    Livingston Cnty, NY Indl Dev Agy Civic
          Fac Rev Nicholas H Noyes Mem Hosp........        6.000    07/01/30        1,048,640
 2,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser C....................................        5.500    09/01/19        2,179,880
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd).............................        5.500    11/15/19        1,112,120
 1,000    Metropolitan Trans Auth NY Svc Contract
          Ser A Rfdg...............................        5.125    01/01/29        1,052,090
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth
          College Rochester Proj (MBIA Insd).......        5.250    10/01/21        1,085,710
 1,320    Montgomery Cnty, NY Indl Dev Agy Lease
          HFM Boces Ser A (XLCA Insd)..............        5.000    07/01/34        1,372,549
 2,425    New York City Fiscal 2003 Ser I..........        5.750    03/01/15        2,703,923
 1,500    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd).....................        5.500    02/15/18        1,647,990
 1,000    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd).....................        5.500    02/15/19        1,098,660
 1,500    New York City Hsg Dev Corp Cap Fd Pgm NYC
          Hsg Auth Pgm Ser A (FGIC Insd)...........        5.000    07/01/25        1,584,660
 1,000    New York City Hsg Dev Corp Ser A (AMT)...        5.500    11/01/34        1,034,800
   465    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled.......        7.500    08/01/26          478,034
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj.............        5.750    09/01/17          523,410
   500    New York City Indl Dev Agy Civic Fac Rev
          YMCA Greater NY Proj.....................        6.000    08/01/07          525,815
 1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd).......        5.375    12/15/16        1,562,669
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A....................        6.250    03/01/15          535,840

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON       MATURITY        VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A....................        6.500%   03/01/35     $    536,115
 1,125    New York City Indl Dev Agy Rev Liberty
          Iac/Interactivecorp......................        5.000    09/01/35        1,140,952
 1,440    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj (AMT).......        6.100    01/01/09        1,444,838
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser D............................        5.000    06/15/39        1,041,230
   500    New York City Muni Wtr Fin Ser B (b).....        6.000    06/15/33          558,900
 2,500    New York City Ser A......................        5.500    08/01/20        2,722,775
 2,390    New York City Ser G......................        5.000    12/01/28        2,483,377
 1,000    New York City Ser K......................        5.000    08/01/24        1,045,400
 1,000    New York City Transitional Cultural Res
          Rev Amern Museum Nat History Ser A (MBIA
          Insd)....................................        5.000    07/01/44        1,039,220
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (a)........... 5.500/14.000    11/01/26        1,100,400
 1,500    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C (AMBAC Insd).......        5.250    08/01/21        1,628,850
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser D (MBIA Insd)........        5.250    02/01/19        1,088,680
 1,540    New York City Transitional Future Tax
          Secd Ser B...............................        5.500    02/01/15        1,696,233
 1,500    New York Cntys Tob Tr IV Settlement Pass
          Thru Ser A...............................        5.000    06/01/45        1,449,480
 1,060    New York St Dorm Auth Lease Rev Master
          Boces Pgm (FSA Insd) (d).................        5.250    08/15/22        1,159,937
 1,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser 1 (FSA Insd)............        5.500    01/15/14        1,641,795
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)..................        5.250    07/01/25        1,061,440
 1,230    New York St Dorm Auth Rev City Univ Ser D
          Rfdg (FSA Insd)..........................        5.750    07/01/12        1,364,943
   750    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A...............................        5.625    07/01/16          850,350
 1,000    New York St Dorm Auth Rev City Univ Sys
          Cons Ser B...............................        6.000    07/01/14        1,131,490
 1,890    New York St Dorm Auth Rev Dept Ed........        5.250    07/01/21        2,028,953
 2,000    New York St Dorm Auth Rev FHA Montefiore
          Hosp (FGIC Insd) (FHA Gtd)...............        5.000    08/01/33        2,083,940
 1,000    New York St Dorm Auth Rev Insd Brooklyn
          Law Sch Ser B (XLCA Insd)................        5.375    07/01/23        1,102,020
 1,055    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd) (d)........        5.500    07/01/13        1,173,223
 1,040    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd) (d)........        5.500    07/01/15        1,148,638

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON       MATURITY        VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,000    New York St Dorm Auth Rev Insd NY Univ
          Ser 2 (AMBAC Insd).......................        5.000%   07/01/41     $  1,027,830
   415    New York St Dorm Auth Rev Mental Hlth Svc
          Ser B (MBIA Insd)........................        5.250    08/15/31          436,597
 1,200    New York St Dorm Auth Rev Miriam Osborn
          Mem Home Ser B (ACA Insd)................        6.375    07/01/29        1,318,164
 2,000    New York St Dorm Auth Rev Non St
          Supported Debt Mt Sinai NYU Hlth Ser C...        5.500    07/01/26        2,030,140
 1,250    New York St Dorm Auth Rev Non St
          Supported Debt Mtg Hosp Spl Surgery (MBIA
          Insd) (FHA Gtd) (c)......................        5.000    08/15/29        1,317,363
 2,000    New York St Dorm Auth Rev Non St
          Supported Debt Providence Rest (ACA
          Insd)....................................        5.250    07/01/25        2,077,980
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd).................        5.950    02/01/17          792,818
 1,000    New York St Dorm Auth Rev Sch Dist Bd Fin
          Ser C (MBIA Insd)........................        5.000    04/01/35        1,048,960
 1,000    New York St Dorm Auth Rev Sch Dist Fin
          Pgm Ser C (MBIA Insd)....................        5.250    10/01/16        1,096,470
 1,000    New York St Dorm Auth Rev Sch Dist Fin
          Pgm Ser D (MBIA Insd)....................        5.500    10/01/17        1,110,480
 1,000    New York St Dorm Auth Rev Sch Dist Fin
          Pgm Ser I (MBIA Insd)....................        5.750    10/01/18        1,129,070
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg (MBIA Insd)................        5.750    02/15/17        1,126,400
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg............................        5.750    02/15/18        1,108,410
 1,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd).....................        6.000    05/15/15        1,122,800
   500    New York St Energy Resh & Dev Auth Gas
          Fac Rev Brooklyn Union Gas Ser B
          (Inverse Fltg) (AMT).....................       10.730    07/01/26          543,955
 2,500    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fds.................        5.000    06/15/21        2,666,150
 1,890    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fds Ser B (d).......        5.000    12/15/21        2,015,024
 1,000    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fd Pooled Fin Pgm
          I........................................        5.250    09/15/19        1,094,630
 1,250    New York St Hsg Fin Agy St Econ Dev Hsg
          Ser A (FGIC Insd)........................        5.000    09/15/34        1,303,075
 2,280    New York St Loc Govt Assist Corp Ser E
          Rfdg.....................................        6.000    04/01/14        2,633,491
   995    New York St Mtg Agy Rev Homeowner Mtg Ser
          71 (AMT).................................        5.400    04/01/29        1,027,208

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON       MATURITY        VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  750    New York St Mtg Agy Rev Homeowner Mtg Ser
          82 (AMT).................................        5.650%   04/01/30     $    764,873
   995    New York St Mtg Agy Rev Ser 101 (AMT)....        5.400    04/01/32        1,026,283
   460    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg...............................        5.500    04/01/16          508,167
   500    New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg..............        5.500    01/01/14          547,970
 1,000    Niagra Falls, NY City Sch Dist Ctf Partn
          High Sch Fac Rfdg (FSA Insd).............        5.000    06/15/28        1,048,140
 1,000    Niagra Falls, NY Pub Wtr Auth Wtr & Swr
          Sys Rev (XLCA Insd)......................        5.000    07/15/27        1,054,170
 1,000    Niagra Falls, NY Pub Wtr Auth Wtr & Swr
          Sys Rev (XLCA Insd)......................        5.000    07/15/28        1,053,350
   220    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A................        5.875    12/01/29          225,762
   100    Port Auth NY & NJ Spl Oblig (AMT)........        7.000    10/01/07          104,698
 1,000    Rensselaer Cnty, NY Indl Dev Agy Indl Dev
          Rev Franciscan Heights LP Proj Ser A
          (AMT) (LOC: JP Morgan Chase).............        5.375    12/01/36        1,046,710
 1,000    Rockland Cnty, NY Solid Waste Ser B (AMT)
          (AMBAC Insd).............................        5.000    12/15/23        1,043,350
 1,000    Rondout Vly Cent Sch Dist NY Accord Ser A
          Rfdg (FGIC Insd).........................        5.000    03/01/19        1,068,050
   825    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev Family Svc League Suffolk Cnty (LOC:
          Fleet National)..........................        5.000    11/01/34          855,146
   100    Syracuse, NY Hsg Auth Rev Sub Proj
          Loretto Rest Ser B.......................        7.500    08/01/10          101,049
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A........................        7.375    03/01/21          269,088
 2,000    Tobacco Settlement Fin Corp NY Ser C-1...        5.500    06/01/22        2,170,900
 2,000    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A...............................        5.250    01/01/18        2,172,100
   325    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A...............................        5.000    01/01/32          334,552
 1,000    Ulster Cnty, NY Res Recovery Agy Solid
          Waste Sys Rev Rfdg (AMBAC Insd)..........        5.250    03/01/18        1,076,540
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr
          Sys Rev (AMBAC Insd).....................        5.750    04/01/20        1,101,760
   310    Utica, NY Indl Dev Agy Civic Fac Rev
          Utica College Proj Ser A.................        5.750    08/01/28          313,422
 1,000    Warren & Wash Cnty NY Indl Dev Agy Civic
          Fac Rev Glens Falls Hosp Proj Ser A (FSA
          Insd)....................................        5.000    12/01/35        1,039,700
   500    Westchester Cnty, NY Indl Dev Agy Mtg
          Kendal on Hudson Proj Ser A..............        6.375    01/01/24          532,430

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON       MATURITY        VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,000    Westchester Tob Asset Sec Corp NY........        5.125%   06/01/45     $  1,979,740
 1,000    Western Nassau Cnty, NY Wtr Auth Wtr Sys
          Rev (AMBAC Insd).........................        5.000    05/01/26        1,058,920
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Ppty Yonkers Inc Ser A
          (Prerefunded @ 02/01/11).................        6.625    02/01/26        1,162,630
                                                                                 ------------
                                                                                  114,310,708
                                                                                 ------------
          PUERTO RICO  1.3%
 1,500    Puerto Rico Comwlth Infrastructure Fin
          Auth Spl Ser B...........................        5.000    07/01/41        1,540,680
                                                                                 ------------

          U. S. VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpt Taxes Ln Nt Ser A...................        6.375    10/01/19        1,129,230
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $112,296,448).........................................................    116,980,618
SHORT-TERM INVESTMENT  2.3%
  (Cost $2,700,000)...........................................................      2,700,000
                                                                                 ------------
TOTAL INVESTMENTS  99.9%
  (Cost $114,996,448).........................................................    119,680,618
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...................................        121,717
                                                                                 ------------

NET ASSETS  100.0%............................................................   $119,802,335
                                                                                 ============

Percentages are calculated as a percentage of net assets.

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) The Fund owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             17

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

    The futures contracts outstanding as of September 30, 2005, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                              UNREALIZED
                                                                             APPRECIATION/
                                                                CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures December 2005
  (Current Notational Value of $106,859 per contract).......       237         $162,661
                                                                   ===         ========

 18                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments (Cost $114,996,448).......................  $119,680,618
Cash........................................................        59,939
Receivables:
  Interest..................................................     1,520,486
  Investments Sold..........................................       120,037
  Fund Shares Sold..........................................       108,843
  Variation Margin on Futures...............................        59,250
Other.......................................................        87,040
                                                              ------------
    Total Assets............................................   121,636,213
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,320,463
  Income Distributions......................................       104,844
  Distributor and Affiliates................................        98,693
  Fund Shares Repurchased...................................        76,809
  Investment Advisory Fee...................................        21,788
Trustees' Deferred Compensation and Retirement Plans........       129,619
Accrued Expenses............................................        81,662
                                                              ------------
    Total Liabilities.......................................     1,833,878
                                                              ------------
NET ASSETS..................................................  $119,802,335
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $112,676,593
Net Unrealized Appreciation.................................     4,846,831
Accumulated Net Realized Gain...............................     1,959,242
Accumulated Undistributed Net Investment Income.............       319,669
                                                              ------------
NET ASSETS..................................................  $119,802,335
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $67,799,235 and 4,067,385 shares of
    beneficial interest issued and outstanding).............  $      16.67
    Maximum sales charge (4.75%* of offering price).........           .83
                                                              ------------
    Maximum offering price to public........................  $      17.50
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,915,476 and 2,039,403 shares of
    beneficial interest issued and outstanding).............  $      16.63
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,087,624 and 1,086,564 shares of
    beneficial interest issued and outstanding).............  $      16.65
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             19

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $  5,527,548
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $160,168, $368,628 and $173,345,
  respectively).............................................       702,141
Investment Advisory Fee.....................................       574,623
Shareholder Services........................................        67,570
Legal.......................................................        58,199
Trustees' Fees and Related Expenses.........................        23,032
Custody.....................................................        17,769
Other.......................................................       168,745
                                                              ------------
    Total Expenses..........................................     1,612,079
    Investment Advisory Fee Reduction.......................       298,729
    Less Credits Earned on Cash Balances....................         2,454
                                                              ------------
    Net Expenses............................................     1,310,896
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,216,652
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  2,117,267
  Futures...................................................       (36,193)
                                                              ------------
Net Realized Gain...........................................     2,081,074
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     6,592,748
                                                              ------------
  End of the Period:
    Investments.............................................     4,684,170
    Futures.................................................       162,661
                                                              ------------
                                                                 4,846,831
                                                              ------------
Net Unrealized Depreciation During the Period...............    (1,745,917)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $    335,157
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  4,551,809
                                                              ============

 20                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  4,216,652          $  4,310,048
Net Realized Gain/Loss.............................        2,081,074               (66,314)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (1,745,917)            1,112,866
                                                        ------------          ------------
Change in Net Assets from Operations...............        4,551,809             5,356,600
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (2,448,929)           (2,401,423)
  Class B Shares...................................       (1,124,558)           (1,205,741)
  Class C Shares...................................         (547,665)             (545,278)
                                                        ------------          ------------
Total Distributions................................       (4,121,152)           (4,152,442)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................          430,657             1,204,158
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       20,984,248            17,546,428
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        2,899,167             2,852,349
Cost of Shares Repurchased.........................      (22,740,048)          (25,202,533)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................        1,143,367            (4,803,756)
                                                        ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............        1,574,024            (3,599,598)
NET ASSETS:
Beginning of the Period............................      118,228,311           121,827,909
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $319,669
  and $223,289, respectively)......................     $119,802,335          $118,228,311
                                                        ============          ============

See Notes to Financial Statements                                             21

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                ------------------------------------------------
                                               2005      2004      2003     2002 (A)     2001
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $16.60    $16.40    $16.49     $15.76     $14.91
                                              ------    ------    ------     ------     ------
  Net Investment Income.....................     .64       .65       .69        .74        .73
  Net Realized and Unrealized Gain/Loss.....     .06       .17      (.10)       .73        .88
                                              ------    ------    ------     ------     ------
Total from Investment Operations............     .70       .82       .59       1.47       1.61
Less Distributions from Net Investment
  Income....................................     .63       .62       .68        .74        .76
                                              ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD..........  $16.67    $16.60    $16.40     $16.49     $15.76
                                              ======    ======    ======     ======     ======

Total Return

* (b).......................................   4.29%     5.13%     3.69%      9.63%     10.97%
Net Assets at End of the Period (In
  millions).................................  $ 67.8    $ 62.2    $ 63.6     $ 47.5     $ 43.5
Ratio of Expenses to Average Net Assets*....    .76%      .76%      .55%       .38%       .53%
Ratio of Net Investment Income to Average
  Net Assets*...............................   3.87%     3.94%     4.19%      4.68%      4.74%
Portfolio Turnover..........................     41%       15%       27%        43%        30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.................................   1.01%     1.09%     1.06%      1.07%      1.13%
   Ratio of Net Investment Income to Average
     Net Assets.............................   3.62%     3.60%     3.68%      3.99%      4.14%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                ------------------------------------------------
                                               2005      2004      2003     2002 (A)     2001
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $16.58    $16.38    $16.47     $15.74     $14.90
                                              ------    ------    ------     ------     ------
  Net Investment Income.....................     .52       .52       .56        .62        .62
  Net Realized and Unrealized Gain/Loss.....     .04       .18      (.09)       .73        .86
                                              ------    ------    ------     ------     ------
Total from Investment Operations............     .56       .70       .47       1.35       1.48
Less Distributions from Net Investment
  Income....................................     .51       .50       .56        .62        .64
                                              ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD..........  $16.63    $16.58    $16.38     $16.47     $15.74
                                              ======    ======    ======     ======     ======

Total Return

* (b).......................................   3.40%     4.36%     2.93%      8.83%     10.09%
Net Assets at End of the Period (In
  millions).................................  $ 33.9    $ 38.6    $ 40.5     $ 40.5     $ 35.0
Ratio of Expenses to Average Net Assets*....   1.51%     1.51%     1.29%      1.13%      1.28%
Ratio of Net Investment Income to Average
  Net Assets*...............................   3.12%     3.19%     3.45%      3.92%      3.99%
Portfolio Turnover..........................     41%       15%       27%        43%        30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.................................   1.76%     1.84%     1.80%      1.82%      1.88%
   Ratio of Net Investment Income to Average
     Net Assets.............................   2.87%     2.85%     2.94%      3.24%      3.39%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the reduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                               --------------------------------------------------
                                              2005        2004      2003     2002 (A)     2001
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $16.59      $16.39    $16.48     $15.75     $14.91
                                             ------      ------    ------     ------     ------
  Net Investment Income....................     .52         .52       .56        .62        .60
  Net Realized and Unrealized Gain/Loss....     .05         .18      (.09)       .73        .88
                                             ------      ------    ------     ------     ------
Total from Investment Operations...........     .57         .70       .47       1.35       1.48
Less Distributions from Net Investment
  Income...................................     .51         .50       .56        .62        .64
                                             ------      ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD.........  $16.65      $16.59    $16.39     $16.48     $15.75
                                             ======      ======    ======     ======     ======

Total Return

* (b)......................................   3.46%(d)    4.36%     2.92%(c)   8.83%     10.09%
Net Assets at End of the Period (In
  millions)................................  $ 18.1      $ 17.5    $ 17.7     $ 12.0        7.3
Ratio of Expenses to Average Net Assets*...   1.47%(d)    1.51%     1.30%      1.13%      1.30%
Ratio of Net Investment Income to Average
  Net Assets*..............................   3.14%(d)    3.19%     3.45%(c)   3.92%      3.97%
Portfolio Turnover.........................     41%         15%       27%        43%        30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets................................   1.72%(d)    1.84%     1.81%      1.82%      1.90%
   Ratio of Net Investment Income to
     Average Net Assets....................   2.89%(d)    2.85%     2.94%(c)   3.23%      3.37%

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average net Assets of .03%.

(d) The Total Return, Ratio of Expenses to average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

 24                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C. The Fund registered Class I Shares on December 30, 2004. There were no sales of Class I Shares for the period ended September 30, 2005.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payments is made. At September 30, 2005, the Fund had $1,320,463 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $78,198.

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $114,975,470
                                                                ============
Gross tax unrealized appreciation...........................    $  4,784,860
Gross tax unrealized depreciation...........................         (79,712)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  4,705,148
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 was as follows:

                                                              2005     2004
Distributions paid from:
  Ordinary Income...........................................  $384    $11,294
  Long-term capital gain....................................   -0-        -0-
                                                              ----    -------
                                                              $384    $11,294
                                                              ====    =======

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the Fund's investment in other regulated investment companies totaling $1,502 and book and tax accretion differences totaling $622 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $   73,859
Undistributed long-term capital gain........................    $2,033,570

    Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2005.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

F. EXPENSE REDUCTION During the year ended September 30, 2005, the Fund's custody fee was reduced by $2,454 as a result of credit earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       0.47%
Over $500 million...........................................      0.445%

    Effective November 1, 2004, the management fee was reduced from .60% for the first $500 million, and .50% for any average daily net assets greater than $500 million.

    For the year ended September 30, 2005, the Adviser voluntarily waived $298,729 of its investment advisory fees. This represents .25% of its average net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $16,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $47,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $51,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,689 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $64,738,364, $30,597,830 and $17,340,399 for Classes A, B and C, respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................     948,370    $ 15,809,067
  Class B...................................................     104,295       1,729,569
  Class C...................................................     207,093       3,445,612
                                                              ----------    ------------
Total Sales.................................................   1,259,758    $ 20,984,248
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     103,277    $  1,720,306
  Class B...................................................      46,953         780,802
  Class C...................................................      23,912         398,059
                                                              ----------    ------------
Total Dividend Reinvestment.................................     174,142    $  2,899,167
                                                              ==========    ============
Repurchases:
  Class A...................................................    (731,919)   $(12,170,713)
  Class B...................................................    (437,927)     (7,282,119)
  Class C...................................................    (197,540)     (3,287,216)
                                                              ----------    ------------
Total Repurchases...........................................  (1,367,386)   $(22,740,048)
                                                              ==========    ============

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $59,379,704, $35,369,578 and $16,783,944 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................     776,337    $ 12,757,760
  Class B...................................................     132,445       2,181,681
  Class C...................................................     158,253       2,606,987
                                                              ----------    ------------
Total Sales.................................................   1,067,035    $ 17,546,428
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................      99,436    $  1,632,645
  Class B...................................................      50,889         834,539
  Class C...................................................      23,478         385,165
                                                              ----------    ------------
Total Dividend Reinvestment.................................     173,803    $  2,852,349
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,007,240)   $(16,370,851)
  Class B...................................................    (330,464)     (5,404,452)
  Class C...................................................    (210,103)     (3,427,230)
                                                              ----------    ------------
Total Repurchases...........................................  (1,547,807)   $(25,202,533)
                                                              ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 141,939 and 15,022 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 29,665 and 0 Class C Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class C Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the year ended September 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $38,000 and CDSC on redeemed shares of approximately $70,600. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $49,501,556 and $48,156,498, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the values of the contract (variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2005, are as follows:

                                                                CONTRACTS
Outstanding at September 30, 2004...........................       -0-
Futures Opened..............................................       660
Futures Closed..............................................      (423)
                                                                  ----
Outstanding at September 30, 2005...........................       237
                                                                  ====

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These securities are identified in the portfolio of investments.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees and paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $305,000 and $1,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $330,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,200.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen New York Tax Free Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 11, 2005

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEPHANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 947
Jersey City, New Jersey
07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 100% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1994  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1994  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1994  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 235, 325, 425
                                                                NYTF ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02750P-Y09/05

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005. All four editions of Exhibit B are attached. Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d) Not applicable.

(e) Not applicable.

(f)

      (1)   The Trust's Code of Ethics is attached hereto as Exhibit 12A.

      (2)   Not applicable.

      (3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005

                           REGISTRANT     COVERED ENTITIES(1)
                           ----------     -------------------
AUDIT FEES ............    $234,800       N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES..    $      0       $280,000(2)
   TAX FEES ...........    $ 13,500(3)    $ 58,688(4)
   ALL OTHER FEES .....    $      0       $655,125(5)
TOTAL NON-AUDIT FEES...    $ 13,500       $993,813

TOTAL .................    $248,300       $993,813

2004

                           REGISTRANT     COVERED ENTITIES(1)
                           ----------     -------------------
AUDIT FEES ............    $231,000       N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES..    $      0       $123,000(2)
   TAX FEES ...........    $ 10,500(3)    $ 42,141(4)
   ALL OTHER FEES .....    $      0       $203,160(6)
TOTAL NON-AUDIT FEES...    $ 10,500       $368,301

TOTAL .................    $241,500       $368,301

N/A- Not applicable, as not required by Item 4.

      (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

      (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

      (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

      (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

      (5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

      (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, advisory compliance project and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1. STATEMENT OF PRINCIPLES

      The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

      The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

      The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

      The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.


----------
      1 This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

      2 Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

      The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2. DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. AUDIT SERVICES

      The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

      The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. TAX SERVICES

      The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6. ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. PROCEDURES

      All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9. ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

      Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      -     Van Kampen Investments Inc.

      -     Van Kampen Asset Management

      -     Van Kampen Advisors Inc.

      -     Van Kampen Funds Inc.

      -     Van Kampen Investor Services Inc.

      -     Morgan Stanley Investment Management Inc.

      -     Morgan Stanley Trust Company

      -     Morgan Stanley Investment Management Ltd.

      -     Morgan Stanley Investment Management Company

      -     Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

By:  /s/ Phillip G. Goff
     ----------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: November 21, 2005